[LOGO] STANDISH FUNDS(R)

                                                               Standish
Financial Report                                               Fixed Income Fund
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                       Management Discussion and Analysis

The year 2000 was a strong one for the bond market averages as the Lehman Aggregate index returned 11.63%. The fund's return of 10.21% did not keep pace with the index primarily due to our overweighting of corporate bonds which lagged U.S. Treasuries. The U.S. Treasury market rallied strongly in the third and fourth quarters with yields ending the year roughly 100-150 basis points lower across the maturity spectrum as investors grew increasingly concerned about an impending economic slowdown. As the year came to a close, Treasury and Agency securities performed exceptionally well as investors sought safety amid a "flight to quality" atmosphere.

While we underperformed the benchmark, we believe we made some good sector decisions during the year and have positioned the fund well for a coming rebound in corporate bonds and other spread product. In the corporate sector, we started the year with only a modest credit dollar duration overweight and an underweighting of long corporates where we believed valuations were not exceptionally attractive. However, as credit spreads widened substantially, we increased our allocation to corporates in the third and fourth quarters. This negatively affected our relative returns in the turbulent months of October and November but we believe that the market began to turn in December as sentiment improved and results were better. Another positive in our corporate area was our security selection which was quite good and helped offset the underperformance that was caused by our overweight of the sector.

We also started the year overweight in mortgage securities which performed well relative to other non-Treasury sectors during the first six months of the year. We then gradually reduced mortgages to a modest underweight in favor of corporates as the valuation in this sector became more compelling. We also cutback our nondollar allocation as the year progressed in favor of more attractive opportunities in the domestic markets. Nondollar had provided significant value added to the fund over the previous four years and valuations are now less attractive.

Our duration and yield curve positioning was a minor negative at the beginning of the year as we were underweight the long end of the curve. The yield curve flattened and long Treasuries were bid for aggressively as investors speculated that this segment of the market would be repurchased aggressively. We maintained our positioning through the inversion and gained back what we lost as the curve reshaped later in the year.

The last three years have been difficult ones for our style of bond management. Credit spreads have widened sharply and liquidity in the markets has been poor. Having said this, we believe that investors are starting to realize that valuations of corporates and other credit product are extremely compelling and poised to perform well as the Federal Reserve begins an easing cycle. The fund is very well positioned to take advantage of this recovery and we believe that December 2000 was the beginning of much stronger future relative returns. We appreciate your patience and continued confidence.


/s/ Caleb F. Aldrich

Caleb F. Aldrich

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

            Comparison of Change in Value of $100,000 Investment in
             Standish Fixed Income Fund, Lehman Gov't/Credit Index,
                           and Lehman Aggregate Index

[The following table was represented as a line chart in the printed material.]

            Standish       Lehman         Lehman
            Fixed Income   Gov't/Credit   Aggregate
            Fund           Index          Index

            100000         100000         100000
             98600          97340          97260
             97700          96902          96881
             98850          98104          98218
             98850          97888          98139
             98698          97340          97609
             96613          95247          95530
             98647          98819          98931
             99581          99451          99722
            100619         100813         101079
            104275         104261         104637
            105811         105460         105882
1 Year      105016         104416         104886
            104692         103811         104320
            104150         103115         103621
            106261         105445         106118
            105985         104844         105567
            106040         105117         105841
            108365         107419         108233
            110175         109320         110268
            109044         108085         108934
            109213         108453         109053
            110778         109895         110624
            110199         109060         109827
2 Year      110547         109649         110300
            112506         111962         112605
            115474         114717         115566
            118918         118456         119080
            121286         120920         121616
            119586         119046         119816
            120254         119570         120427
            122988         122607         123390
            123921         123710         124562
            124231         123896         124898
            122960         122186         123412
            123278         122455         123807
3 Year      123596         122467         123893
            122815         121340         122754
            126196         124859         126387
            128147         126882         128422
            130473         128455         130194
            128811         126593         128450
            129277         127643         129516
            130636         129341         131160
            133491         132161         133980
            135666         134156         136071
            137816         135659         137758
            139550         136826         138929
4 Year      139966         137770         139887
            141873         139354         141398
            142861         140009         142218
            142367         139855         142147
            144591         141617         144123
            147677         144874         147236
            151193         147902         150225
            153243         149219         151892
            154488         150711         153290
            159638         155790         157843
            157201         153484         155696
            158952         154298         156708
5 Year      158127         153449         155830
            158980         154370         156952
            162857         157364         159919
            165960         159678         162126
            168724         163765         165433
            170620         165223         167104
            171647         167470         169092
            168106         164908         166843
            167865         164759         166877
            170632         167593         169530
            174784         171247         172785
            179184         174808         175809
6 Year      180679         175403         176547
            182285         176753         177783
            182792         176665         178014
            186848         180675         181236
            189083         181832         182269
            193294         186014         185459
            193208         186665         185960
            195306         187430         186648
            193558         185312         185061
            195586         186128         186061
            198808         188920         188572
            193929         184801         185291
7 Year      187763         180273         180715
            185513         178777         179269
            184950         178455         179251
            184224         178045         178857
            187561         181624         182416
            187847         181696         182635
            185464         178953         179950
            185367         178756         179788
            184979         178434         179393
            186045         179612         180630
            189193         183060         184207
            193325         187307         188591
8 Year      194211         188562         189741
            197507         191183         192398
            204900         199194         199844
            205699         200787         201302
            206105         200013         200859
            208741         202572         203283
            210768         204630         205255
            214060         207638         207923
            217352         211064         211042
            220540         214166         213997
            222438         215494         215409
            218643         210926         211661
9 Year      217062         209154         210180
            216313         207711         209003
            215885         207358         208585
            218880         210136         211380
            219749         210620         211950
            219857         210114         211590
            224526         213854         215272
            229594         218837         220051
            234111         222870         223814
            232616         220396         221732
            233862         220661         222419
            235109         221124         222975
10 Year     232249         218493         220500
            235354         221683         223808
            237883         223745         225934
            240987         226429         228623
            247403         233358         234796
            245303         230745         232800
            249267         234367         236245
            251397         238117         239671
            252343         239379         240773
            254818         241893         243205
            257635         245303         246318
            257390         244813         246121
11 Year     259109         245572         246958
            260476         246807         248247
            262713         249458         250593
            264545         252002         252723
            264924         252204         253254
            264292         257132         257377
            268606         264486         263399
            262580         262608         262003
            267837         264184         263497
            268195         264818         264287
            270726         266698         266164
            266197         260350         261506
12 Year     269004         261652         262944
            271168         262306         263785
            269004         259604         261464
            267438         258800         260627
            265512         258075         259533
            264411         257869         259403
            266886         260189         262412
            265768         260866         263383
            266746         260709         263357
            266307         259119         262093
            265885         259041         261228
            268756         262288         264389
13 Year     270773         266077         267878
            269168         264780         267102
            268877         264541         266979
            275470         269943         272532
            277991         272802         275007
            281401         276649         278994
            283488         277700         280752
            284091         279449         282605
            286501         284228         287226
            293360         289827         292568

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2000)

                                                           Since
                                                         Inception
               1 Year    3 Year    5 Year    10 Year     03/30/1987
               ------    ------    ------    -------     ----------

               10.21%    4.82%     5.88%     8.02%          8.14%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                               $2,226,001,722
  Receivable for Fund shares sold                                           20,909
  Prepaid expenses                                                           8,742
                                                                    --------------
    Total assets                                                     2,226,031,373

LIABILITIES
  Payable for Fund shares redeemed                      $4,995,466
  Accrued accounting, custody and transfer agent fees       25,239
  Accrued trustees' fees and expenses (Note 2)               1,000
  Accrued expenses and other liabilities                    28,462
                                                         ---------
    Total liabilities                                                    5,050,167
                                                                    --------------
NET ASSETS                                                          $2,220,981,206
                                                                    ==============
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $2,470,259,069
  Accumulated net realized loss                                       (202,463,220)
  Distributions in excess of net investment income                       2,760,982
  Net unrealized depreciation                                          (49,575,625)
                                                                    --------------
TOTAL NET ASSETS                                                    $2,220,981,206
                                                                    ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                              117,414,097
                                                                    ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $        18.92
                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                            $196,620,989
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $7,951)                                 3,868,942
  Expenses allocated from Portfolio                                     (9,275,620)
                                                                      ------------
    Net investment income allocated from Portfolio                     191,214,311

EXPENSES
  Accounting, custody, and transfer agent fees           $   148,917
  Legal and audit services                                   113,888
  Registration fees                                           30,575
  Trustees' fees and expenses (Note 2)                         4,000
  Insurance expense                                            3,520
  Miscellaneous                                               74,445
                                                         -----------
    Total expenses                                                         375,345
                                                                      ------------
      Net investment income                                            190,838,966
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     (97,061,822)
    Financial futures contracts                           (1,130,197)
    Written options transactions                          (3,559,818)
    Foreign currency transactions and forward foreign
      currency exchange contracts                         23,405,791
                                                         -----------
      Net realized loss                                                (78,346,046)

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                141,540,376
    Financial futures contracts                             (343,623)
    Written options                                          486,317
    Foreign currency and forward foreign currency
      exchange contracts                                  (8,077,672)
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                 133,605,398
                                                                      ------------
    Net realized and unrealized gain on investments                     55,259,352
                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $246,098,318
                                                                      ============


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              YEAR ENDED            YEAR ENDED
                                                          DECEMBER 31, 2000     DECEMBER 31, 1999
                                                         --------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $   190,838,966        $  220,580,137
  Net realized loss                                            (78,346,046)         (113,317,665)
  Net change in net unrealized appreciation
    (depreciation)                                             133,605,398          (129,552,112)
                                                           ---------------        --------------
  Net increase (decrease) in net assets from investment
    operations                                                 246,098,318           (22,289,640)
                                                           ---------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                  (194,837,126)         (229,095,302)
  From net realized gains on investments                                --            (5,299,644)
                                                           ---------------        --------------
  Total distributions to shareholders                         (194,837,126)         (234,394,946)
                                                           ---------------        --------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                             223,541,336           362,270,388
  Value of shares issued to shareholders in payment of
    distributions declared                                     150,086,285           183,394,637
  Cost of shares redeemed                                   (1,114,452,863)         (771,004,811)
                                                           ---------------        --------------
  Net decrease in net assets from Fund share
    transactions                                              (740,825,242)         (225,339,786)
                                                           ---------------        --------------

TOTAL DECREASE IN NET ASSETS                                  (689,564,050)         (482,024,372)

NET ASSETS
  At beginning of year                                       2,910,545,256         3,392,569,628
                                                           ---------------        --------------
  At end of year (including distributions in excess of
    net investment income of $2,760,982 and $815,272,
    respectively)                                          $ 2,220,981,206        $2,910,545,256
                                                           ===============        ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------------------
                                               2000               1999             1998              1997             1996
                                          -------------      -------------     -------------     -------------   -------------

NET ASSET VALUE, BEGINNING OF YEAR        $       18.55      $       20.13     $       20.80     $       20.53   $       20.92
                                          -------------      -------------     -------------     -------------   -------------
FROM INVESTMENT OPERATIONS:
  Net investment income                            1.35(1)            1.34(1)           1.37(1)           1.46            1.46(1)
  Net realized and unrealized gain
    (loss) on investments                          0.47              (1.47)            (0.30)             0.45           (0.37)
                                          -------------      -------------     -------------     -------------   -------------
Total from investment operations                   1.82              (0.13)             1.07              1.91            1.09
                                          -------------      -------------     -------------     -------------   -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (1.45)             (1.42)            (1.38)            (1.52)          (1.48)
  From net realized gain on investments            0.00              (0.03)            (0.36)            (0.12)           0.00
                                          -------------      -------------     -------------     -------------   -------------
Total distributions to shareholders               (1.45)             (1.45)            (1.74)            (1.64)          (1.48)
                                          -------------      -------------     -------------     -------------   -------------
NET ASSET VALUE, END OF YEAR              $       18.92      $       18.55     $       20.13     $       20.80   $       20.53
                                          =============      =============     =============     =============   =============
TOTAL RETURN                                      10.21%             (0.70)%            5.25%             9.54%           5.48%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)(2)                                     0.37%              0.36%             0.36%             0.37%           0.38%
  Net Investment Income (to average
    daily net assets)                              7.23%              6.85%             6.54%             6.76%           7.13%
  Portfolio Turnover(3)                              --                 --                --                --              49%
  Net Assets, End of Year (000's
    omitted)                              $   2,220,981      $   2,910,545     $   3,392,570     $   3,288,318   $   2,603,628

----------
(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Fixed Income Portfolio's allocated expenses for the periods since May 3, 1996.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing directly in securities, including the period from January 1, 1996 through May 2, 1996. The Portfolio turnover rates for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $75,043,000 and $118,614,149 which expire on December 31, 2007 and 2008, respectively. The Fund elected to defer to its fiscal year ending
      December 31, 2001, $10,415,030 of losses recognized during the period November 1, 2000 to December 31, 2000.

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2000, aggregated $223,630,782 and $1,155,808,014, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                          YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31, 2000  DECEMBER 31, 1999
                                                       -----------------  -----------------
      Shares sold                                          11,965,616         18,581,997
      Shares issued to shareholders in payment of
        distributions declared                              8,084,717          9,583,305
      Shares redeemed                                     (59,574,144)       (39,761,867)
                                                         ------------       ------------
      Net decrease                                        (39,523,811)       (11,596,565)
                                                         ============       ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's or Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss allocated from the Portfolio to the Fund in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $1,284,965.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund (the "Fund"), at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 105.6%

ASSET BACKED -- 13.8%
American Express Co. 1999-1 A                    5.600%       11/15/2006             USD  25,725,000  $   25,475,049
American Express Credit Account Master Trust
  1997-1 B                                       6.550%       04/15/2005                   9,000,000       9,052,167
Americredit Auto Receivable Trust
  2000-A A4                                      7.290%       12/05/2006                  26,975,000      27,851,973
Capital One Master Trust 2000-1 B                7.300%       04/17/2006                   7,000,000       7,162,048
Chase Manhattan Auto Owner 1997-B                6.750%       01/15/2004                   2,750,000       2,762,916
Chase Manhattan Credit Card Master
  Trust 1996-1 A                                 5.550%       09/15/2003                  23,025,000      23,017,338
Citibank Credit Card Master Trust 1996-1 A(a)    0.000%       02/07/2003                  47,011,000      46,747,666
Citibank Credit Card Master Trust 1998-1 A       5.750%       01/15/2003                  30,215,000      30,205,320
Citibank Credit Card Master Trust 1998-6 B       6.000%       04/10/2003                   2,500,000       2,495,359
Daimler Chrysler Auto Trust 2000-A A2            6.760%       01/06/2003                  10,908,458      10,937,579
Daimler Chrysler Auto Trust 2000-A A4            7.230%       01/06/2005                  21,650,000      22,233,042
Discover Card Master Trust 1998-4 A              5.750%       10/16/2003                  20,000,000      19,956,643
Discover Card Master Trust 1998-7 A              5.600%       05/15/2006                  14,025,000      13,871,721
Ford Credit Auto Owner Trust 1997-B B            6.400%       05/15/2002                   5,375,000       5,375,579
Ford Credit Auto Owner Trust 1998-B A4           5.900%       06/15/2002                  19,870,000      19,843,193
Ford Credit Auto Owner Trust 1999-A A4           5.310%       11/15/2001                   3,277,628       3,275,662
Ford Credit Auto Owner Trust 2000-A A5           7.190%       03/15/2004                  16,225,000      16,651,898
Green Tree Acceptance Corp. 1997-7 B2 Non-
  ERISA                                          7.590%       07/15/2029                  11,250,000       6,300,000
MBNA Master Credit Card Trust 1999-A B           6.600%       12/15/2006                   1,700,000       1,721,398
MBNA Master Credit Card Trust 2000-I C           7.650%       01/15/2008                   8,775,000       9,074,226
Premier Auto Trust 1997-1B ERISA                 6.550%       09/06/2003                   3,675,000       3,675,056
                                                                                                      --------------
Total Asset Backed (Cost $306,017,397)                                                                   307,685,833
                                                                                                      --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Bear Stearns Mortgage 1998-2 B                   6.750%       04/30/2030                   6,611,268       6,442,887
Bear Stearns Mortgage 1998-2 C                   6.750%       04/30/2030                  21,467,708      20,820,322
Prudential Home Mortgage 1993-B 3B 144A(b)       7.857%       04/28/2023                  14,895,485      15,025,821
                                                                                                      --------------
Total Collateralized Mortgage Obligations
  (Cost $43,123,841)                                                                                      42,289,030
                                                                                                      --------------
CORPORATE -- 33.2%

BANK BONDS -- 3.3%
Advanta Corp.                                    7.000%       05/01/2001                   5,850,000       5,612,195
Bank United Corp. Notes                          8.875%       05/01/2007                   5,175,000       5,363,869
Commercial Federal Sub Notes                     7.950%       12/01/2006                   1,750,000       1,575,000
Dime Bancorp, Inc.                               9.000%       12/19/2002                   5,550,000       5,571,906
Firstar Bank                                     7.125%       12/01/2009                   8,000,000       8,074,407
FleetBoston Financial Corp.                      7.250%       09/15/2005                   5,400,000       5,586,388
GS Escrow Corp. 144A Notes                       7.125%       08/01/2005                   7,355,000       6,915,564
GS Escrow Corp. 144A Senior Notes                7.000%       08/01/2003                  17,470,000      16,819,762
Imperial Credit Capital Trust Notes              9.980%       12/31/2026                   8,425,000       8,216,650
National City Corp.                              6.875%       05/15/2019                   2,125,000       1,919,364
U.S. Bancorp Notes NCL                           6.000%       05/15/2004                   8,275,000       8,096,196
                                                                                                      --------------
                                                                                                          73,751,301
                                                                                                      --------------
FINANCIAL -- 4.4%
Advanta Capital Trust I                          8.990%       12/17/2026                   3,500,000       1,399,456
Amresco Inc. Corp. Senior Sub Notes              9.875%       03/15/2005                   6,000,000       3,240,000
Amresco Inc. Corp. Senior Sub Notes             10.000%       03/15/2004                   2,175,000       1,239,750

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Conseco Finance Trust Capital Notes              8.796%       04/01/2027             USD  24,943,000  $    9,478,340
Exodus Communications                           11.625%       07/15/2010                   3,450,000       3,070,500
Ford Motor Credit Co.                            6.700%       07/16/2004                  14,850,000      14,847,410
Ford Motor Credit Co.                            7.500%       03/15/2005                   9,775,000       9,989,638
Fresenius Medical Capital Trust Notes            7.875%       02/01/2008                     427,500       3,890,250
Goldman Sachs Group Notes                        7.200%       11/01/2006                   5,125,000       5,179,671
Interpool Capital Trust Notes                    9.875%       02/15/2027                   1,500,000         855,000
Lehman Bros Holding Inc.                         6.625%       04/01/2004                  10,875,000      10,793,993
Meditrust, REIT                                  7.820%       09/10/2026                   5,350,000       4,387,000
Phoenix Re-Insurance Corp. NC '07                8.850%       02/01/2027                   7,400,000       3,182,000
Qwest Capital Funding 144A                       7.750%       08/15/2006                   3,940,000       4,052,566
Trenwick Capital Trust                           8.820%       02/01/2037                   9,375,000       6,938,063
World Financial Properties 144A
  1996 WFP-B                                     6.910%       09/01/2013                  16,035,780      15,877,026
                                                                                                      --------------
                                                                                                          98,420,663
                                                                                                      --------------
INDUSTRIAL BONDS -- 24.0%
AES Corp. Senior Notes                           9.375%       09/15/2010                   2,000,000       2,060,000
AT&T Corp. - Liberty Media Group                 8.250%       02/01/2030                   6,625,000       6,049,706
Adelphia Communications Senior Notes             9.250%       10/01/2002                   2,575,000       2,484,875
Adelphia Communications Senior Notes            10.875%       10/01/2010                   5,200,000       4,966,000
Ahold Finance USA, Inc.                          8.250%       07/15/2010                   6,325,000       6,713,685
Allied Waste Industries 144A Notes               7.375%       01/01/2004                   5,000,000       4,850,000
Allied Waste Industries 144A Notes               7.625%       01/01/2006                   8,950,000       8,502,500
Anadarko Petroleum Corp.                         7.500%       10/15/2026                   2,859,000       2,903,274
Aramark Services, Inc.                           6.750%       08/01/2004                   5,460,000       5,304,041
Aramark Services, Inc.                           7.000%       07/15/2006                   7,250,000       6,962,826
Argosy Gaming Co.                               10.750%       06/01/2009                   1,000,000       1,045,000
Baltimore Gas & Electric Co. Medium Term
  Notes                                          6.750%       12/15/2002                   3,350,000       3,362,460
CBS Inc.                                         7.150%       05/20/2005                   6,400,000       6,479,401
CK Witco Corp.                                   8.500%       03/15/2005                   9,375,000       9,064,781
CSX Corp.                                        6.250%       10/15/2008                   4,000,000       3,798,487
Charter Communications Holdings LLC              8.250%       04/01/2007                  12,800,000      11,712,000
Clear Channel Communications                     7.875%       06/15/2005                  10,560,000      10,933,888
Clear Channel Communications Senior Notes        7.650%       09/15/2010                   7,450,000       7,585,440
Cleveland Electric Co./Toledo Edison             7.670%       07/01/2004                  11,125,000      11,422,956
Coastal Corp.                                    7.750%       06/15/2010                  10,275,000      10,792,107
Compaq Computer                                  7.650%       08/01/2005                   8,765,000       8,742,036
Conmed Corp. Notes                               9.000%       03/15/2008                   1,400,000       1,120,000
Cox Communications, Inc.                         7.750%       11/01/2010                  11,200,000      11,617,856
Daimler Chrylser Medium Term Note                6.840%       10/15/2002                  20,250,000      20,258,505
Daimler Chrysler NA Holding                      7.125%       03/01/2002                   6,875,000       6,927,413
Delta Air Lines                                  7.700%       12/15/2005                   4,000,000       3,994,139
Delta Air Lines                                  8.300%       12/15/2029                  14,675,000      12,563,866
E.I. Du Pont de Nemours & Co.                    6.875%       10/15/2009                   2,340,000       2,410,051
El Paso Energy Corp. Medium Term Notes           8.050%       10/15/2030                   2,000,000       2,109,194
El Paso Energy Corp. Senior Notes                6.750%       05/15/2009                   7,300,000       7,216,068
Enterprise Corp. 144A Notes                      6.950%       03/01/2004                   7,600,000       7,495,078
Ford Motor Co.                                   7.450%       07/16/2031                   3,600,000       3,354,238
Fred Meyer Inc.                                  7.450%       03/01/2008                   2,000,000       2,059,729
Global Crossing Holding Ltd. Notes               9.625%       05/15/2008                   8,800,000       8,360,000
HCA - The Healthcare Co.                         8.750%       09/01/2010                   2,100,000       2,210,250
Horseshoe Gaming Holdings                        8.625%       05/15/2009                   5,000,000       4,850,000
Kroger Co.                                       6.800%       12/15/2018                   5,975,000       5,494,491
Kroger Co.                                       8.050%       02/01/2010                  10,400,000      11,169,600
Lear Corp.                                       7.960%       05/15/2005                     525,000         495,947

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (CONTINUED)
Lear Corp.                                       8.110%       05/15/2009             USD   3,050,000  $    2,765,906
Level 3 Communications Inc.                      9.125%       05/01/2008                   1,250,000       1,012,500
Level 3 Communications Inc. Senior Notes        11.000%       03/15/2008                   2,375,000       2,090,000
Level 3 Communications Inc. Senior Step Up
  Notes(c)                                       0.000%       03/15/2010                  10,350,000       4,864,500
Lockheed Martin Corp.                            8.500%       12/01/2029                   3,130,000       3,552,966
Lucent Technologies, Inc.                        6.450%       03/15/2029                   2,010,000       1,334,490
Lucent Technologies, Inc.                        7.250%       07/15/2006                   3,940,000       3,645,015
MGM Mirage, Inc.                                 8.500%       09/15/2010                   1,645,000       1,697,015
McLeod USA Inc. 144A Senior Notes                9.500%       11/01/2008                   7,405,000       6,664,500
McLeod USA Inc. Senior Notes                     8.375%       03/15/2008                   8,395,000       7,345,625
McLeod USA Inc. Senior Step Up Notes(c)          0.000%       03/01/2007                   3,475,000       2,901,625
Mohegan Tribal Gaming                            8.125%       01/01/2006                   5,000,000       5,000,000
News America Holdings Corp.                      9.250%       02/01/2013                   2,075,000       2,192,839
News America Inc. Deb Notes 144A                 7.625%       11/30/2028                   7,300,000       6,212,264
Niagara Mohawk Power Senior Notes                7.750%       10/01/2008                   4,000,000       4,166,231
Norfolk Southern Corp.                           8.375%       05/15/2005                   6,775,000       7,254,215
Phillips Petroleum Co.                           8.500%       05/25/2005                   2,700,000       2,917,613
Phillips Petroluem Co.                           8.750%       05/25/2010                   5,050,000       5,758,036
Pinnacle Partners 144A Senior Notes              8.830%       08/15/2004                  10,200,000      10,542,496
Qwest Communications International Inc.
  Senior Notes                                   7.250%       11/01/2008                   3,275,000       3,262,648
Qwest Communications International Inc.
  Senior Notes                                   7.500%       11/01/2008                   3,280,000       3,315,824
Republic Service                                 7.125%       05/15/2009                   6,400,000       6,104,384
Safeway Store Notes                              5.875%       11/15/2001                  10,000,000       9,947,951
Safeway Store Notes NCL                          7.000%       09/15/2002                  14,500,000      14,642,391
Salem Communications Corp. Senior Sub Notes      9.500%       10/01/2007                   2,475,000       2,326,500
Southland Corp. Senior Sub Notes                 5.000%       12/15/2003                   4,650,000       4,123,341
Station Casinos, Inc.                            9.750%       04/15/2007                   2,000,000       2,045,000
Station Casinos, Inc. Senior Sub Notes           9.875%       07/01/2010                   2,650,000       2,722,875
TRW Inc.                                         6.500%       06/01/2002                  22,035,000      21,554,754
Time Warner, Inc.                                6.625%       05/15/2029                  16,875,000      15,087,571
Time Warner, Inc.                                7.750%       06/15/2005                   5,550,000       5,802,087
Time Warner, Inc.                                8.110%       08/15/2006                   5,000,000       5,311,177
Tosco Corp.                                      7.800%       01/01/2027                   1,055,000       1,085,614
USA Waste Services Inc. Senior Notes             6.500%       12/15/2002                   8,000,000       7,841,306
Unilever Capital Corp.                           7.125%       11/01/2010                  11,240,000      11,774,394
Verizon Global Funding Corp. 144A                7.250%       12/01/2010                   6,000,000       6,079,388
Viacom Inc.                                      7.875%       07/30/2030                  15,950,000      16,416,994
WMX Technologies                                 7.100%       08/01/2026                   3,925,000       3,876,060
Waste Management Inc.                            6.875%       05/15/2009                  15,000,000      14,112,001
Westinghouse Credit Corp. Deb. Notes             8.875%       06/14/2014                   2,750,000       3,011,732
Williams Communications Group, Inc.             10.700%       10/01/2007                   1,265,000         948,750
Williams Communications Group, Inc.             10.875%       10/01/2009                     675,000         499,500
Williams Communications Group, Inc. Senior
  Notes 144A                                    11.700%       08/01/2008                   8,835,000       6,891,300
Worldcom, Inc.                                   8.250%       05/15/2010                   3,175,000       3,255,158
Worldcom, Inc. 144A(b)                           7.375%       01/15/2003                  18,350,000      18,285,592
XO Communications, Inc. Senior Notes            12.500%       04/15/2006                   1,250,000       1,125,000
XO Communications, Inc. Step Up Notes(c)         0.000%       04/15/2008                  17,200,000       8,901,000
XO Communications, Inc. Step Up Notes(c)         0.000%       06/01/2009                   4,975,000       2,388,000
                                                                                                      --------------
                                                                                                         534,098,016
                                                                                                      --------------
PUBLIC UTILITY -- 1.5%
Duke Energy Corp. Series A                       6.000%       12/01/2028                   6,000,000       5,001,900

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
PUBLIC UTILITY (CONTINUED)
Keyspan Corp.                                    7.250%       11/15/2005             USD   1,830,000  $    1,902,907
Keyspan Corp.                                    7.625%       11/15/2010                   6,950,000       7,391,623
NiSource Finance Corp. 144A                      7.625%       11/15/2005                   7,000,000       7,262,807
NiSource Finance Corp. 144A                      7.875%       11/15/2010                  11,975,000      12,639,589
                                                                                                      --------------
                                                                                                          34,198,826
                                                                                                      --------------
Total Corporate (Cost $783,376,334)                                                                      740,468,806
                                                                                                      --------------
FOREIGN GOVERNMENT/OTHER -- 13.3%

CANADA -- 0.3%
Canada Government                                5.500%       06/01/2009             CAD   6,120,000       4,105,636
Canada Government                                6.000%       09/01/2005                   1,105,000         756,522
Canada Government                                6.000%       06/01/2008                   1,485,000       1,025,430
                                                                                                      --------------
                                                                                                           5,887,588
                                                                                                      --------------
DENMARK -- 0.2%
Denmark Realkredit                               5.000%       10/01/2019             DKK  15,824,000       1,857,221
Kingdom of Denmark                               7.000%       12/15/2004                  10,760,000       1,453,589
                                                                                                      --------------
                                                                                                           3,310,810
                                                                                                      --------------
EURO -- 1.6%
Clear Channel Communications 144A                6.500%       07/07/2005             EUR     295,000         275,583
Deutschland Republic                             4.125%       07/04/2008                     565,000         507,878
Deutschland Republic                             4.750%       07/04/2028                   2,076,600       1,770,943
Deutschland Republic                             5.250%       01/04/2011                   3,495,000       3,374,914
Deutschland Republic                             5.625%       01/04/2028                   4,017,205       3,878,422
Deutschland Republic                             6.000%       01/04/2007                   2,000,000       2,003,561
Enron Corp.                                      4.375%       04/08/2005                     500,000         447,312
Exodus Communications 144A                      11.375%       07/15/2008                     600,000         509,714
FHLMC                                            5.750%       09/15/2010                     565,000         544,990
Ford Motor Credit Co.                            6.125%       09/19/2005                     285,000         273,428
France O.A.T.                                    6.000%       10/25/2025                   2,012,327       2,022,144
Gillette Co.                                     5.250%       12/30/2002                     785,000         744,455
International Lease Finance Corp.                4.125%       07/12/2004                     835,000         754,868
Italian Government                               4.750%       07/01/2005                     235,000         220,815
Italian Government BTPS Notes NCL                6.500%       11/01/2027                     910,000         936,222
Kingdom of Belgium                               5.750%       09/28/2010                     375,000         364,227
Lehman Brothers Holdings PLC Medium Term
  Notes(b)                                       5.344%       08/25/2003                   2,325,000       2,167,200
Level 3 Communications Inc. Senior Notes        10.750%       03/15/2008                     700,000         548,670
MBNA Corp. Series 6                              4.375%       08/19/2004                     400,000         362,301
Mannesmann Finance(b)                            4.698%       07/15/2002                   1,500,000       1,404,727
Mannesmann Finance                               4.750%       05/27/2009                     845,000         718,598
Metromedia Fiber Network Senior Notes           10.000%       12/15/2009                     825,000         658,263
National Westminister Bank                       6.625%       10/29/2049                   1,550,000       1,432,433
PTC International Finance II SA                 11.250%       12/01/2009                   1,500,000       1,344,688
Royal Bank of Scotland 144A                      6.770%       03/31/2049                   1,200,000       1,155,919
Slovak Wireless                                 11.250%       03/30/2007                     550,000         490,471
Stagecoach Holdings PLC                          6.000%       11/24/2004                     445,000         362,479
Tate & Lyle International Finance                5.750%       10/06/2006                     950,000         864,153
Treuhandanstalt                                  6.250%       03/04/2004                   3,725,000       3,673,239
Tyco International Group SA                      6.125%       04/04/2007                     320,000         300,919
                                                                                                      --------------
                                                                                                          34,113,536
                                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.3%
New Zealand Government                           8.000%       11/15/2006             NZD  11,655,000  $    5,651,371
Nufarm Ltd. Notes                                9.800%       04/15/2002                   3,800,000       1,716,730
                                                                                                      --------------
                                                                                                           7,368,101
                                                                                                      --------------
POLAND -- 0.0%
Poland Government Bond(a)                        0.000%       08/21/2002             PLN   1,965,000         369,536
                                                                                                      --------------
SINGAPORE -- 0.2%
Singapore Government                             3.500%       02/01/2004             SGD   4,490,000       2,602,130
Singapore Government                             5.125%       11/15/2004                   2,085,000       1,273,232
                                                                                                      --------------
                                                                                                           3,875,362
                                                                                                      --------------
SWEDEN -- 0.2%
Sweden Government Bond #1035                     6.000%       02/09/2005             SEK  33,795,000       3,773,858
Sweden Government Bond #1043                     5.000%       01/28/2009                  14,500,000       1,561,391
                                                                                                      --------------
                                                                                                           5,335,249
                                                                                                      --------------
UNITED KINGDOM -- 1.1%
Halifax PLC                                      6.375%       04/03/2008             GBP     165,000         250,442
IPC Magazines 144A Step Up Notes(c)              0.000%       03/15/2008                   3,000,000       2,642,787
Lehman Brothers Holdings PLC                     6.950%       06/22/2004                     475,000         716,499
Royal Bank of Scotland                           9.118%       03/31/2049                   9,975,000      10,813,299
UK Treasury Gilt                                 8.500%       07/16/2007                     995,000       1,757,357
UK Treasury Gilt                                 9.000%       10/13/2008                   1,095,000       2,049,403
UK Treasury Gilt                                 9.500%       04/18/2005                     825,000       1,431,690
UK Treasury Gilt Stock                           6.750%       11/26/2004                   3,100,000       4,880,869
William Hill Finance                            10.625%       04/30/2008                     100,000         152,296
                                                                                                      --------------
                                                                                                          24,694,642
                                                                                                      --------------
YANKEE BONDS -- 9.4%
Abbey National PLC                               7.350%       10/29/2049             USD  13,000,000      12,542,920
Abbey National PLC                               7.950%       10/26/2029                   7,625,000       8,013,674
Abitibi-Consolidated, Inc.                       8.300%       08/01/2005                   5,465,000       5,560,607
Abitibi-Consolidated, Inc.                       8.550%       08/01/2010                     850,000         857,752
Alestra                                         12.625%       05/15/2009                   2,860,000       2,288,000
Amvescap Senior Notes 144A NCL                   6.600%       05/15/2005                  15,550,000      15,334,165
Asia Pulp and Paper Global Financial Notes      11.750%       10/01/2005                   3,450,000       1,311,000
British Sky Broadcasting                         8.200%       07/15/2009                  12,700,000      11,987,116
British Telecommunications PLC                   7.625%       12/15/2005                     785,000         794,254
British Telecommunications PLC                   8.125%       12/15/2010                   5,010,000       5,082,181
British Telecommunications PLC                   8.625%       12/15/2030                  14,325,000      14,433,256
Colt Telecom Group PLC Senior Step Up
  Notes(c)                                       0.000%       12/15/2006                   5,200,000       4,628,000
Cominco Ltd. Notes                               6.875%       02/15/2006                  11,150,000      10,279,693
Deutsche Telekom                                 8.000%       06/15/2010                  16,160,000      16,467,475
Deutsche Telekom                                 8.250%       06/15/2030                   7,675,000       7,546,533
Edperbrascan Ltd. Notes                          7.375%       10/01/2002                  12,125,000      11,864,555
Fuji JGB Inv. L.L.C. Pfd 144A FLIRB              9.870%       12/31/2049                   8,350,000       8,031,698
GH Water Supply Holdings, Ltd. 144A              7.000%       06/22/2008                   8,994,809       5,846,626
Innova S De R.L.                                12.875%       04/01/2007                   3,365,000       2,994,850
Mexico Global Bond Notes NCL                     9.875%       02/01/2010                   1,100,000       1,179,068
Nordbanken                                       8.950%       11/29/2049                  12,125,000      12,594,601
Republic of Brazil                              12.250%       03/06/2030                   3,930,000       3,642,638
Republic of Panama                               9.375%       04/01/2029                   6,071,000       5,904,048
Republic of Panama Notes                         8.875%       09/30/2027                   1,390,000       1,181,500
Royal Caribbean Cruises                          7.000%       10/15/2007                   4,640,000       4,200,174

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Royal Caribbean Cruises Senior Notes             7.500%       10/15/2027             USD  10,250,000  $    7,946,923
St. Georges Bank 144A                            7.150%       10/15/2005                  19,375,000      19,514,500
Telefonica Europe BV                             8.250%       09/15/2030                   2,400,000       2,438,843
Tyco International Group SA                      7.000%       06/15/2028                   2,670,000       2,529,156
                                                                                                      --------------
                                                                                                         206,995,806
                                                                                                      --------------
Total Foreign Government/Other (Cost $308,824,072)                                                       291,950,630
                                                                                                      --------------
NON-AGENCY -- 1.9%

PASS THRU SECURITIES -- 1.9%
Amresco Communication Mortgage
  1997-B A1 144A(d)                              6.728%       04/15/2014                  15,934,515      15,946,964
Chase Commercial Mortgage Sec 6.6 1997-2D
  Non-ERISA                                      6.600%       12/25/2007                     450,000         434,385
First Chicago/Lennar Trust 1997-CHL1-D           8.129%       05/29/2008                  10,820,000       9,507,177
Merrill Lynch Mortgage Investments 1997-C1 D
  Non-ERISA                                      7.120%       06/18/2029                   4,475,000       4,412,350
Morgan Stanley Capital 1998-HF1 E                7.415%       02/15/2008                   5,500,000       5,455,313
Resolution Trust Corp. 1994 C2 E
  Non-ERISA                                      8.000%       04/25/2025                   4,651,654       4,626,942
Resolution Trust Corp. 1994-1 Cl M2              7.750%       09/25/2029                   2,676,528       2,676,528
                                                                                                      --------------
Total Non-Agency (Cost $43,512,218)                                                                       43,059,659
                                                                                                      --------------
U.S. GOVERNMENT AGENCY -- 37.8%

PASS THRU SECURITIES -- 37.8%
FHLMC                                            5.750%       03/15/2009                  48,425,000      47,751,408
FHLMC Gold 30 Yr#                                7.000%       01/01/2031                  90,975,000      91,173,326
FHLMC Gold 30 Yr#                                7.500%       02/01/2031                  52,200,000      52,999,182
FNMA                                             5.625%       05/14/2004                  55,625,000      55,529,325
FNMA                                             6.000% 06/01/2003 - 07/01/2003               79,940          79,424
FNMA                                             6.500%       08/15/2004                   3,725,000       3,822,781
FNMA                                             7.500% 05/01/2015 - 04/01/2030          138,272,346     140,716,636
FNMA                                             8.000% 08/01/2030 - 11/01/2030           46,606,516      47,756,764
FNMA                                             8.500% 11/01/2008 - 07/01/2030           25,186,048      25,948,791
FNMA                                             9.000%       11/01/2025                   8,859,442       9,177,761
FNMA (TBA)#                                      6.500%       03/01/2031                  83,900,000      82,746,375
FNMA (TBA)#                                      7.500%       01/01/2031                  82,500,000      83,711,719
FNMA (TBA)#                                      8.000%       03/31/2031                   5,050,000       5,174,634
GNMA                                             7.500%       08/15/2029                  12,115,550      12,323,695
GNMA                                             8.000% 01/15/2024 - 07/15/2030          145,122,624     148,979,929
GNMA                                             9.000% 12/15/2016 - 02/15/2021           31,482,448      33,317,621
                                                                                                      --------------
Total U.S. Government Agency (Cost $829,003,946)                                                         841,209,371
                                                                                                      --------------
U.S. TREASURY OBLIGATIONS -- 3.7%

TREASURY BONDS -- 1.8%
U.S. Treasury Bond                               6.250%       05/15/2030                  36,535,000      40,759,177
                                                                                                      --------------
TREASURY NOTES -- 1.9%
U.S. Treasury Inflation Index Note (TIPS)        3.936%       07/15/2002                   7,000,000       7,614,583
U.S. Treasury Note                               5.750%       08/15/2010                  18,175,000      19,046,855
U.S. Treasury Note                               6.000%       08/15/2009                   2,000,000       2,110,320

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR             VALUE
SECURITY                                         RATE          MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
TREASURY NOTES (CONTINUED)
U.S. Treasury Note                               6.625%       04/30/2002             USD   5,900,000  $    5,988,500
U.S. Treasury Note                               7.875%       11/15/2004                   7,200,000       7,882,848
                                                                                                      --------------
                                                                                                          42,643,106
                                                                                                      --------------
Total U.S. Treasury Obligations (Cost $81,484,896)                                                        83,402,283
                                                                                                      --------------
TOTAL BONDS AND NOTES (COST $2,395,342,704)                                                            2,350,065,612
                                                                                                      --------------
                                                                                       SHARES
                                                                                 -------------------
EQUITIES -- 1.6%

FINANCIAL -- 1.6%
California Federal 9.125% Pfd                                                                216,000       5,008,500
Equity Office Properties Trust 144A CVT Pfd                                                  498,000      23,468,250
Global Crossing PIK Pfd 144A                                                                  68,325       5,875,950
Guangdong Investment Ltd. (Hong Kong)*                                                     2,643,543         305,017
                                                                                                      --------------
                                                                                                          34,657,717
                                                                                                      --------------
TOTAL EQUITIES (COST $37,713,044)                                                                         34,657,717
                                                                                                      --------------
                                                                                      CONTRACT
                                                                                        SIZE
                                                                                 -------------------
PURCHASED OPTIONS -- 0.5%
DEM 5.25% Call, Strike Price 101.58,
  04/09/2001 (EUR)                                                                         1,125,000          19,864
DEM 5.25% Call, Strike Price 101.71,
  05/31/2001 (EUR)                                                                           785,000          15,032
DEM 5.38% Call, Strike Price 99.12,
  02/01/2001 (EUR)                                                                         2,000,000          89,290
JPY Put, Strike Price 150.00, 02/08/2001
  (JPY)                                                                                    2,775,000               0
JPY Put/AUD Call, Strike Price 68.75,
  01/09/2001 (AUD)                                                                         3,000,000               0
JPY Put/EUR Call, Strike Price 105.00,
  06/08/2001 (EUR)                                                                         2,400,000          97,325
JPY Put/EUR Call, Strike Price 110.25,
  12/06/2001 (EUR)                                                                         2,100,000          65,446
JPY Put/USD Call, Strike Price 115.00,
  11/16/2001 (USD)                                                                         3,500,000          76,300
JPY Put/USD Call, Strike Price 120.00,
  11/07/2001 (JPY)                                                                         2,100,000          26,886
Put 6 month 4.50% Put, Strike Price 7.54,
  01/29/2001 (USD)(e)                                                                      1,253,000               0
Put 6 month 9.50% Put, Strike Price 7.56,
  02/12/2001 (USD)(e)                                                                        492,500               0
USD Put/AUD Call, Strike Price 0.59,
  01/16/2001 (USD)                                                                         1,000,000             390
USD Put/MXP Call, Strike Price 10.00,
  4/12/2001 (USD)                                                                            420,000          11,688
USD Put/MXP Call, Strike Price 8.25,
  04/12/2001 (USD)                                                                           840,000               0
USD Put/ZAR Call, Strike Price 7.32,
  03/22/2001 (USD)                                                                           388,174           2,410

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                      CONTRACT            VALUE
SECURITY                                                                                SIZE            (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS (CONTINUED)
UST 5.50% Put, Strike Price 95.06, 02/08/2001
  (USD)                                                                                      422,850  $           84
UST 5.50% Put, Strike Price 95.73, 03/09/2001
  (USD)                                                                                      209,000               0
UST 5.50% Put, Strike Price 99.47, 01/26/2001
  (USD)                                                                                      340,000               0
UST 5.75% Call, Strike Price 102.20,
  04/17/2001 (USD)                                                                           451,280       1,413,776
UST 5.75% Call, Strike Price 102.82,
  02/12/2001 (USD)                                                                           500,000       1,183,000
UST 5.75% Call, Strike Price 105.25,
  02/05/2001 (USD)                                                                           133,060         113,829
UST 5.75% Call, Strike Price 99.59,
  02/20/2001 (USD)                                                                           484,000       2,456,784
UST 6.25% Call, Strike Price 104.33,
  03/19/2001 (USD)                                                                           130,000         969,020
UST 6.25% Call, Strike Price 104.53,
  01/12/2001 (USD)                                                                           168,000       1,186,416
UST 6.25% Call, Strike Price 112.38,
  01/25/2001 (USD)                                                                           228,500         192,797
UST 6.38% Call, Strike Price 98.95,
  07/02/2001 (USD)                                                                           110,000               0
UST 6.75% Call, Strike Price 103.42,
  01/29/2001 (USD)                                                                         1,253,000       3,812,840
                                                                                                      --------------
TOTAL PURCHASED OPTIONS (COST $5,320,357)                                                                 11,733,177
                                                                                                      --------------

                                                                                            PAR
                                                                      RATE    MATURITY     VALUE
                                                                     ------  ----------  ----------
SHORT-TERM INVESTMENTS -- 1.9%

COMMERCIAL PAPER -- 1.0%
British Telecommunications PLC 144A+(b)                              6.853%  10/09/2001  $22,500,000      22,415,625
                                                                                                      --------------
U.S. GOVERNMENT AGENCY -- 0.8%
FHLB Discount Note=/=                                                6.200%  01/24/2001   10,100,000      10,056,514
FNMA Discount Note+=/=                                               6.260%  03/08/2001    5,800,000       5,724,020
FNMA Discount Note+=/=                                               6.891%  03/01/2001    2,400,000       2,373,120
                                                                                                      --------------
                                                                                                          18,153,654
                                                                                                      --------------
REPURCHASE AGREEMENTS -- 0.1%

Tri-party repurchase agreement dated 12/29/00 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/01,
with a maturity value of $1,889,583 and an effective yield of
5.03%, collateralized by a U.S. Government Obligation with a rate of 13.88%, a maturity date of 05/15/11 and a market value of
$1,935,616.                                                                                                1,888,528
                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $42,516,930)                                                           42,457,807
                                                                                                      --------------

TOTAL INVESTMENTS -- 109.6% (COST
 $2,480,893,035)                                                                                      $2,438,914,313

OTHER ASSETS, LESS LIABILITIES -- (9.6%)                                                                (212,912,456)
                                                                                                      --------------
NET ASSETS -- 100.0%                                                                                  $2,226,001,857
                                                                                                      ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
NCL - Non-callable
PIK - Payment-in-kind
REIT - Real Estate Investment Trust
TBA - To Be Announced
TIPS - Treasury Inflation Protected Securities
UST - United States Treasury
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen
MXP - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar
ZAR - South African Rand
(a)   Zero coupon security.
(b)   Variable Rate Security; rate indicated is as of 12/31/00.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(d) Security is valued in good faith under procedures established by the board of trustees.
(e)   Option on swap agreement.
#     Delayed delivery contract (Note 6).
+     Denotes all or part of security pledged as collateral.
*     Non-income producing security.
=/=   Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $2,480,893,035)                                                   $2,438,914,313
  Receivable for investments sold                                            286,421
  Receivable for delayed delivery transactions (Note 6)                  223,584,402
  Receivable for premiums on written options                                  16,667
  Interest and dividends receivable                                       30,427,107
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                               131,902
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                              853,720
  Deferred organization costs (Note 1G)                                        5,023
  Prepaid expenses                                                             6,787
                                                                      --------------
    Total assets                                                       2,694,226,342
LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                         $  5,004,152
  Payable for delayed delivery transactions (Note 6)     451,671,939
  Due to custodian                                           915,328
  Options written, at value (Note 5) (premiums
    received, $4,875,822)                                 10,434,585
  Accrued accounting and custody fees                        107,169
  Accrued trustees' fees and expenses (Note 2)                24,650
  Accrued expenses and other liabilities                      66,662
                                                        ------------
    Total liabilities                                                    468,224,485
                                                                      --------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                          $2,226,001,857
                                                                      ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                       $196,620,998
  Dividend income (net of foreign withholding taxes of
    $7,951)                                                                3,868,942
                                                                        ------------
    Total income                                                         200,489,940

EXPENSES
  Investment advisory fee (Note 2)                       $ 8,304,902
  Accounting and custody fees                                720,932
  Trustees' fees and expenses (Note 2)                       109,752
  Legal and audit services                                    79,758
  Insurance expense                                           31,600
  Amortization of organizational expenses (Note 1G)           14,936
  Licensing fees                                              13,333
  Miscellaneous                                                  407
                                                         -----------
    Total expenses                                                         9,275,620
                                                                        ------------
      Net investment income                                              191,214,320
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (97,061,826)
    Financial futures contracts                           (1,130,197)
    Written options transactions                          (3,559,820)
    Foreign currency transactions and forward foreign
      currency exchange contracts                         23,405,797
                                                         -----------
      Net realized loss                                                  (78,346,046)
  Change in unrealized appreciation (depreciation)
    Investment securities                                141,540,382
    Financial futures contracts                             (343,624)
    Written options                                          486,317
    Foreign currency and forward foreign currency
      exchange contracts                                  (8,077,672)
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                   133,605,403
                                                                        ------------
    Net realized and unrealized gain                                      55,259,357
                                                                        ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                              $246,473,677
                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   191,214,320    $  220,962,323
  Net realized loss                                           (78,346,046)     (113,317,673)
  Net change in net unrealized appreciation
    (depreciation)                                            133,605,403      (129,552,131)
                                                          ---------------    --------------
  Net increase (decrease) in net assets from investment
    operations                                                246,473,677       (21,907,481)
                                                          ---------------    --------------

CAPITAL TRANSACTIONS
  Contributions                                               223,630,782       362,632,347
  Withdrawals                                              (1,155,808,014)     (845,481,415)
                                                          ---------------    --------------
  Net decrease in net assets from capital transactions       (932,177,232)     (482,849,068)
                                                          ---------------    --------------
TOTAL DECREASE IN NET ASSETS                                 (685,703,555)     (504,756,549)

NET ASSETS
  At beginning of year                                      2,911,705,412     3,416,461,961
                                                          ---------------    --------------
  At end of year                                          $ 2,226,001,857    $2,911,705,412
                                                          ===============    ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                               2000        1999        1998        1997        1996(1)
                                          ----------  ----------  ----------  ----------    ----------
RATIOS:
  Expenses (to average daily net assets)        0.35%       0.35%       0.34%       0.36%        0.37%+
  Net Investment Income (to average
    daily net assets)                           7.24%       6.86%       6.56%       6.77%        7.14%+
  Portfolio Turnover                             233%        159%        148%         89%          69%++
  Net Assets, End of Year (000's
    omitted)                              $2,226,002  $2,911,705  $3,416,462  $3,325,623   $2,616,112

----------
(1) For the period May 3, 1996 (commencement of opertions) through December 31, 1996.
+    Computed on an annualized basis.
++   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2000, there was one fund, Standish Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2000 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian banks vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000 were as follows:

                                                                 PURCHASES         SALES
                                                               --------------  --------------
      U.S. Government Securities                               $4,881,245,673  $5,417,128,305
                                                               ==============  ==============
      Investments (non-U.S.Government Securities)              $1,510,390,915  $1,505,636,961
                                                               ==============  ==============


(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                        $2,481,767,069
                                                            ==============
      Gross unrealized appreciation                             53,835,276
      Gross unrealized depreciation                            (97,053,861)
                                                            --------------
      Net unrealized depreciation                           $  (43,218,585)
                                                            ==============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of such transactions for the year ended December 31, 2000 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS       PREMIUMS
                                                               -------------------     -----------
      Outstanding, beginning of period                                 11              $ 3,181,257
      Options written                                                  17                7,173,891
      Options exercised                                                (1)                 (94,611)
      Options expired                                                  (6)              (2,983,968)
      Options closed                                                  (16)              (5,131,904)
                                                                      ---              -----------
      Outstanding, end of period                                        5              $ 2,144,665
                                                                      ===              ===========

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS      PREMIUMS
                                                               -------------------     -----------
      Outstanding, beginning of period                                 12              $ 1,840,745
      Options written                                                  18                5,181,025
      Options expired                                                  (6)                (990,944)
      Options closed                                                  (16)              (3,351,493)
                                                                      ---              -----------
      Outstanding, end of period                                        8              $ 2,679,333
                                                                      ===              ===========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS       PREMIUMS
                                                               -------------------     -----------
      Outstanding, beginning of period                                 10              $ 1,771,421
      Options written                                                  22                  480,569
      Options expired                                                  (4)                (113,483)
      Options closed                                                  (22)              (2,086,683)
                                                                      ---              -----------
      Outstanding, end of period                                        6              $    51,824
                                                                      ===              ===========

      At December 31, 2000, the Portfolio held the following written put option contracts:

      SECURITY                                                   CONTRACTS                  VALUE
      --------------------------------------------------------------------------------------------
      UST 5.75% Put, Strike Price 95.56, 02/12/2001                   1                    $   550
      UST 5.75% Put, Strike Price 98.86, 02/20/2001                   1                     27,104
      UST 6.25% Put, Strike Price 100.50, 01/12/2001                  1                          0
      UST 6.25% Put, Strike Price 100.36, 03/19/2001                  1                      4,420
      UST 6.75% Put, Strike Price 100.80, 01/29/2001                  1                          0
                                                                                           -------
      Total (premiums received $2,144,665)                                                 $32,074
                                                                                           =======

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2000, the Portfolio held the following written call option contracts:

      SECURITY                                                   CONTRACTS     VALUE
      --------------------------------------------------------------------------------
      Call 6 month 4.50%, Strike Price 6.84, 01/29/2001              1     $ 4,661,965
      Call 6 month 9.50%, Strike Price 6.56, 02/12/2001              1       1,818,762
      Call 6 month 9.50%, Strike Price 6.65, 04/17/2001              1       2,019,187
      FNMA 7.50% Call, Strike Price 101.60, 02/05/2001               1         108,404
      UST 5.75% Call, Strike Price 105.14, 03/20/2001                1         310,457
      UST 6.13% Call, Strike Price 101.46, 01/25/2001                1         374,883
      UST 6.25% Call, Strike Price 108.56, 01/12/2001                1         526,344
      UST 6.25% Call, Strike Price 108.30, 03/19/2001                1         550,550
                                                                           -----------
      Total (premiums received $2,679,333)                                 $10,370,552
                                                                           ===========

      At December 31, 2000, the Portfolio held the following written cross currency option contracts:

      SECURITY                                                   CONTRACTS      VALUE
      --------------------------------------------------------------------------------
      AUD Put/USD Call, Strike Price 0.56, 01/16/2001                1         $18,010
      USD Put/AUD Call, Strike Price 0.61, 01/16/2001                1               0
      USD Put/MXP Call, Strike Price 9.25, 04/12/2001                1             454
      USD Put/MXP Call, Strike Price 9.50, 04/12/2001                1           9,169
      USD Put/ZAR Call, Strike Price 7.06, 03/22/2001                1             757
      ZAR Put/USD Call, Strike Price 8.06, 03/22/2001                1           3,569
                                                                               -------
      Total (premiums received $51,824)                                        $31,959
                                                                               =======

      At December 31, 2000, the Portfolio had segregated sufficient securities for open written options contracts.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2000 the Portfolio held the following forward foreign currency and cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL         CONTRACT              MARKET          AGGREGATE        UNREALIZED
      CONTRACTS TO RECEIVE             AMOUNT             VALUE DATE             VALUE          FACE AMOUNT      GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      Argentinian Peso                  1,257,723         04/17/2002             $ 1,178,747      $ 1,148,256        $  30,491
      Euro Dollar                         149,000         03/26/2001                 140,341          130,192           10,149
      Hong Kong Dollar                 53,440,000         08/13/2001               6,866,194        6,860,986            5,208
      Japanese Yen                  1,455,000,000         05/17/2001              12,960,230       13,892,752         (932,522)
      Polish Zloty                     27,874,860         08/03/2001               6,293,572        5,767,610          525,962
                                                                                 -----------      -----------        ---------
      TOTAL                                                                      $27,439,084      $27,799,796        $(360,712)
                                                                                 ===========      ===========        =========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  LOCAL PRINCIPAL         CONTRACT             MARKET          AGGREGATE        UNREALIZED
      CONTRACTS TO DELIVER            AMOUNT             VALUE DATE             VALUE         FACE AMOUNT       GAIN/(LOSS)
      ---------------------------------------------------------------------------------------------------------------------
      Argentinian Peso                 1,160,421         04/17/2002        $  1,087,555       $ 1,060,704      $   (26,851)
      British Pound Sterling           9,360,000         03/21/2001          13,988,438        13,575,931         (412,507)
      Canadian Dollar                  8,610,000         03/19/2001           5,745,695         5,670,816          (74,879)
      Danish Krone                    26,540,000         03/21/2001           3,346,441         3,168,766         (177,675)
      Euro Dollar                     36,114,000      03/21-03/26/2001       34,008,752        31,825,954       (2,182,798)
      Hong Kong Dollar                64,752,733         08/13/2001           8,319,701         8,187,815         (131,886)
      Japanese Yen                 1,455,000,000         05/17/2001          12,960,230        13,239,308          279,078
      New Zealand Dollar              17,990,000         03/21/2001           7,947,933         7,582,785         (365,148)
      Polish Zloty                    29,308,429      01/16-08/03/2001        6,637,765         6,032,788         (604,977)
      Singapore Dollar                 6,840,000         03/21/2001           3,971,602         3,974,434            2,832
      Swedish Krona                   46,420,000         03/21/2001           4,935,368         4,840,459          (94,909)
                                                                           ------------       ------------     -----------
      TOTAL                                                                $102,949,480       $99,159,760      $(3,789,720)
                                                                           ============       ============     ===========

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2000, the Portfolio held the following financial futures contracts:

                                                                                  UNDERLYING FACE
      CONTRACT                                     POSITION    EXPIRATION DATE    AMOUNT AT VALUE    UNREALIZED GAIN
      --------------------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (938 Contracts)                Long         3/30/01          $97,141,625        $1,969,251

      At December 31, 2000, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price may be established, the principal value

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      may not be finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment Security Valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2000, the Fund had entered into the following delayed delivery transactions:

      TYPE                                       SECURITY                       SETTLEMENT DATE  PAYABLE AMOUNT
      ---------------------------------------------------------------------------------------------------------
      BUY                          FHLMC Gold 30 Year, 7.0%, 01/01/2031              1/16/2001    $ 89,345,938
      BUY                          FHLMC Gold 30 Year, 7.5%, 01/01/2031              1/16/2001      52,209,484
      BUY                          FHLMC Gold 30 Year, 7.5%, 02/01/2031              2/12/2001      52,845,063
      BUY                              FNMA (TBA), 7.5%, 01/01/2031                  1/16/2001      83,673,047
      BUY                              FNMA (TBA), 6.5%, 01/01/2031                  1/16/2001      80,855,782
      BUY                              FNMA (TBA), 8.0%, 01/01/2031                  1/16/2001       5,113,125
      BUY                              FNMA (TBA), 8.0%, 03/31/2031                  3/13/2001       5,152,578
      BUY                              FNMA (TBA), 6.5%, 03/01/2031                  3/13/2001      82,476,922
                                                                                                  ------------
                                                                                                  $451,671,939
                                                                                                  ============

                                                                                                RECEIVABLE AMOUNT
      -----------------------------------------------------------------------------------------------------------
      SELL                         FHLMC Gold 30 Year, 7.5%, 01/01/2031              1/16/2001    $ 52,877,469
      SELL                                FNMA, 8.5%, 03/01/2030                     1/16/2001         938,430
      SELL                                FNMA, 8.5%, 04/01/2030                     1/16/2001      16,967,610
      SELL                                FNMA, 8.5%, 05/01/2030                     1/16/2001       4,778,881
      SELL                                FNMA, 8.5%, 06/01/2030                     1/16/2001      31,425,155
      SELL                                FNMA, 8.5%, 07/01/2030                     1/16/2001      28,847,724
      SELL                             FNMA (TBA), 6.5%, 01/01/2031                  1/16/2001      82,584,719
      SELL                             FNMA (TBA), 8.0%, 01/01/2031                  1/16/2001       5,164,414
                                                                                                  ------------
                                                                                                  $223,584,402
                                                                                                  ============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Portfolio estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $1,284,965.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Fixed Income Portfolio:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio:
Standish Fixed Income Portfolio (the "Portfolio"), at December 31, 2000, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-036

                                                        [LOGO] STANDISH FUNDS(R)

                                                               Standish Global
Financial Report                                               Fixed Income Fund
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       Management Discussion and Analysis

Global bond markets posted strong, positive returns during the year 2000 as the global economy slowed from its torrid pace of 1999 and early 2000. The J.P. Morgan Hedged Global Government Bond Index returned 10.96% in 2000 while the Standish Global Fixed Income Fund returned 9.79% in the year. The underperformance of the Fund relative to the index was due primarily to the Fund's weighting in corporate bonds, which lagged government bonds globally.

As we entered the year, the global economy was in peak condition. U.S growth was well above trend, European growth was accelerating, Japan appeared as if it had turned the corner, and emerging market economies had recovered from the 97-98 crisis. The 10-year U.S. government bond at the time yielded 6.59%.

Several forces combined to put a swift end to the millennium party. Central banks were raising interest rates, oil prices rose taxing growth, and corporate earnings fell dragging the stock market and the wealth effect with it. Economic growth quickly cooled and it became clear that central bank policy would need to support growth rather than fight inflation. Yields fell in all major bond markets in 2000 with the U.S. market leading the way. By the end of the year, the 10-year Treasury yielded 5.11%.

The U.S. dollar was quite strong during the year. The U.S. markets continued to attract capital despite the deteriorating economic environment and the growing current account deficit. Hedged global bonds outperformed unhedged bonds by several hundred basis points.

The Fund benefited from country positioning and duration management during the year. The Fund was overweight in three of the four best performing markets; Sweden, Canada, and the U.S. In addition, the Fund was underweight in Japan which was the worst performing market in our benchmark. The duration of the Fund was longer than the benchmark throughout the year which added to performance during this period of falling interest rates.

The Fund's weighting in corporate bonds was a drag on performance in 2000. The yield spread between corporate bonds and government bonds widened globally as economic growth slowed, default rates rose, and government bonds became more dear due to shrinking supply. Although the Fund contains securities of companies that we believe are well positioned to withstand a slower growth environment, virtually every sector and quality grouping underperformed government bonds.

We believe that the Fund is well positioned to outperform in 2001. Government bonds are more fully valued at current levels although they should be well supported by slowing growth and declining inflation pressures. The corporate bonds in our portfolios are trading at high yield levels relative to government bonds and we believe they will benefit from more accommodative monetary policy and steeper yield curves. We believe that the yield advantage of our portfolio relative to the index and the potential for spread contraction will lead to attractive relative returns in the year ahead.

We appreciate your support during the year and we look forward to working on your behalf towards superior, risk-adjusted returns in 2001.


/s/ W. Charles Cook

W. Charles Cook

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

             Comparison of Change in Value of $100,000 Investment in Standish Global Fixed Income Fund and the J.P. Morgan Hedged Global Index

[The following table was represented as a line chart in the printed material.]

            Standish Global             J.P. Morgan
            Fixed Income Fund           Global Hedged Index

            100000                      100000
            101350                      100330
             97950                       98203
             95200                       96828
             94237                       96112
             92971                       95487
             91805                       94895
             93228                       95929
             92313                       95459
             91602                       95001
             92212                       95181
             92822                       95829
1 Year       92923                       95953
             93801                       97268
             94731                       98863
             95661                      100297
             97598                      101741
            101263                      105251
            100635                      105377
            102014                      106083
            103447                      107080
            104454                      108472
            106013                      109807
            108323                      111904
2 Year      109774                      113124
            111348                      114266
            109718                      112632
            109830                      112869
            111026                      113478
            111197                      113898
            112677                      114980
            113023                      115624
            114465                      116549
            118270                      118764
            120839                      120889
            124166                      123150
3 Year      124076                      122854
            125681                      123899
            126793                      124456
            125307                      123585
            127058                      125093
            128433                      125931
            130309                      122783
            133031                      130517
            132398                      130060
            135246                      132245
            135886                      133700
            136847                      134555
4 Year      138574                      136210
            140205                      138145
            140137                      138711
            141636                      139613
            142117                      140297
            143631                      142050
            144158                      143073
            145207                      143989
            144928                      147272
            147527                      151027
            144979                      150695
            148306                      151765
5 Year      148244                      151765
            150656                      153298
            148463                      151243
            150222                      152634
            151924                      154070
            150518                      153145
            149043                      151415
            147170                      151097
            146346                      151263
            147094                      152034
            146827                      152994
            148633                      154539
6 Year      150365                      157105
            150285                      157497
            150683                      158427
            152520                      159805
            153649                      161099
            154939                      161840
            155426                      162828
            156079                      164244
            158448                      167348
            161719                      169624

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2000)

                                                     Since
                                                   Inception
                     1 Year    3 Year    5 Year    01/03/1994
                     ------    ------    ------    ----------

                      9.79%     5.28%     8.06%       7.11%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Global Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                                 $375,347,996
  Receivable for Fund shares sold                                          282,808
  Prepaid expenses                                                           3,044
                                                                      ------------
    Total assets                                                       375,633,848
LIABILITIES
  Payable for Fund shares redeemed                      $1,870,010
  Accrued accounting, custody and transfer agent fees        7,019
  Accrued trustees' fees and expenses (Note 2)               1,000
  Accrued expenses and other liabilities                    16,700
                                                         ---------
    Total liabilities                                                    1,894,729
                                                                      ------------
NET ASSETS                                                            $373,739,119
                                                                      ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $409,877,979
  Accumulated net realized loss                                        (30,598,667)
  Distributions in excess of net investment income                      (3,159,039)
  Net unrealized depreciation                                           (2,381,154)
                                                                      ------------
TOTAL NET ASSETS                                                      $373,739,119
                                                                      ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               20,170,028
                                                                      ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                     $      18.53
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                             $23,641,244
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $8,104)                                    35,635
  Expenses allocated from Portfolio                                     (2,033,716)
                                                                       -----------
    Net investment income allocated from Portfolio                      21,643,163

EXPENSES
  Accounting, custody, and transfer agent fees           $     40,488
  Legal and audit services                                     33,662
  Registration fees                                            16,775
  Trustees' fees and expenses (Note 2)                          4,000
  Insurance expense                                             1,340
  Miscellaneous                                                18,288
                                                         ------------
    Total expenses                                                         114,553
                                                                       -----------
      Net investment income                                             21,528,610
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                      (30,943,917)
    Financial futures contracts                              (297,880)
    Written options transactions                             (310,852)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          36,426,253
                                                         ------------
      Net realized gain                                                  4,873,604
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                  18,739,055
    Financial futures contracts                                (3,416)
    Written options                                         2,235,381
    Foreign currency and forward foreign currency
      exchange contracts                                  (11,503,196)
                                                         ------------
      Change in net unrealized appreciation
        (depreciation)                                                   9,467,824
                                                                       -----------
    Net realized and unrealized gain on investments                     14,341,428
                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $35,870,038
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                  $ 21,528,610       $ 28,249,003
  Net realized gain (loss)                                  4,873,604        (21,650,039)
  Net change in net unrealized appreciation
    (depreciation)                                          9,467,824         (9,743,040)
                                                         ------------       ------------
  Net increase (decrease) in net assets from investment
    operations                                             35,870,038         (3,144,076)
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                              (22,440,852)       (30,568,392)
  In excess of net investment income                      (16,799,282)                --
                                                         ------------       ------------
  Total distributions to shareholders                     (39,240,134)       (30,568,392)
                                                         ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                         36,463,099         22,530,903
  Value of shares issued to shareholders in payment of
    distributions declared                                 27,827,339         21,666,312
  Cost of shares redeemed                                 (66,427,541)       (89,763,963)
                                                         ------------       ------------
  Net decrease in net assets from Fund share
    transactions                                           (2,137,103)       (45,566,748)
                                                         ------------       ------------
TOTAL DECREASE IN NET ASSETS                               (5,507,199)       (79,279,216)

NET ASSETS
  At beginning of year                                    379,246,318        458,525,534
                                                         ------------       ------------
  At end of year (including distributions in excess of
    net investment income of $3,159,039 and
    undistributed net investment income of $912,242,
    respectively)                                        $373,739,119       $379,246,318
                                                         ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                            2000         1999         1998         1997         1996
                                          --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR        $  18.76     $  20.28     $  20.39     $  20.09     $  19.53
                                          --------     --------     --------     --------     --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                      1.06(1)      1.26(1)      1.28(1)      1.34(1)      1.42(1)
  Net realized and unrealized gain
    (loss) on investments                     0.71        (1.38)        0.12         0.96         1.05
                                          --------     --------     --------     --------     --------
Total from investment operations              1.77        (0.12)        1.40         2.30         2.47
                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (1.14)       (1.40)       (1.21)       (1.98)       (1.91)
  In excess of net investment income         (0.86)        0.00         0.00         0.00         0.00
  From net realized gain on investments       0.00         0.00        (0.30)       (0.02)        0.00
                                          --------     --------     --------     --------     --------
Total distributions to shareholders          (2.00)       (1.40)       (1.51)       (2.00)       (1.91)
                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR              $  18.53     $  18.76     $  20.28     $  20.39     $  20.09
                                          ========     ========     ========     ========     ========
TOTAL RETURN                                  9.79%       (0.64)%       6.98%       11.68%+      13.03%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                               0.56%        0.54%        0.56%        0.65%        0.65%
  Net Investment Income (to average
    daily net assets)*                        5.59%        6.31%        6.18%        6.42%        7.11%
  Portfolio Turnover(3)                         --           --           --           --           73%
  Net Assets, End of Year (000's
    omitted)                              $373,739     $379,246     $458,526     $255,762     $155,731

-----------------
* For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee payable to the Portfolio and/or reimbursed the Fund for all of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:



Net investment income per share                N/A          N/A          N/A     $   1.33(1)       N/A

Ratios (to average daily net assets):
  Expenses(2)                                  N/A          N/A          N/A         0.66%         N/A
  Net investment income                        N/A          N/A          N/A         6.41%         N/A

(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Global Fixed Income Portfolio's allocated expenses for the periods since May 3, 1996.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund invested direcly in securities, including the period from January 1, 1996 through May 2, 1996. The portfolio turnover rates for the period since the Fund transferred substantially all of its investable assets to the Portflio are shown in the Portfolio's financial statements which are included elsewhere in this report.
+     Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $13,797,057 and $15,102,080, which expire on December 31, 2007 and 2008, respectively. The Fund elected to defer to its fiscal year ending December 31, 2001, $10,674,168 of losses recognized during the period November 1, 2000 to December 31, 2000.

      D. DISTRIBUTIONS TO SHAREHOLDERS:

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES:

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2000, aggregated $36,180,291 and $76,420,808, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31, 2000  DECEMBER 31, 1999
                                                               -----------------  -----------------
      Shares sold                                                  1,930,165          1,142,101
      Shares issued to shareholders in payment of
        distributions declared                                     1,508,247          1,119,756
      Shares redeemed                                             (3,485,653)        (4,655,225)
                                                                  ----------         ----------
      Net decrease                                                   (47,241)        (2,393,368)
                                                                  ==========         ==========

      At December 31, 2000, three shareholders held of record approximately 20%, 20% and 12% of the total outstanding shares of the Fund, respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's or Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss allocated from the Portfolio to the Fund in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $1,521,310. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.07 per share (0.36% of average daily net assets) and realized and unrealized gain would have increased by the same amount.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                        RATE       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 99.2%

ASSET BACKED -- 3.6%
American Express Co. 1999-1 A                    5.600%   11/15/2006     USD    1,150,000  $  1,138,827
Americredit Auto Receivable Trust 1999-B
  Class A4                                       5.960%   03/12/2006            2,000,000     2,002,604
Citibank Credit Card Master Trust 1999-1 A       5.500%   02/15/2006            2,300,000     2,276,582
Daimler Chrysler Auto Trust 2000-A A4            7.230%   01/06/2005            1,025,000     1,052,604
Discover Card Master Trust 1998-7 A              5.600%   05/15/2006            2,900,000     2,868,306
Ford Credit Auto Owner Trust 1997-B 2            7.370%   07/15/2004            2,200,000     2,260,577
Ford Credit Auto Owner Trust 2000-A A5           7.190%   03/15/2004            2,000,000     2,052,622
                                                                                           ------------
Total Asset Backed (Cost $13,383,319)                                                        13,652,122
                                                                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
Bear Stearns Mortgage 1998-2 B                   6.750%   04/30/2030            1,455,729     1,418,653
                                                                                           ------------
Total Collateralized Mortgage Obligations (Cost $1,445,834)                                   1,418,653
                                                                                           ------------
CORPORATE -- 9.1%

BANK BONDS -- 1.4%
Bank United Corp. Notes                          8.875%   05/01/2007              775,000       803,285
Dime Bancorp, Inc.                               9.000%   12/19/2002              900,000       903,552
FleetBoston Financial Corp.                      7.250%   09/15/2005            1,250,000     1,293,145
GS Escrow Corp. 144A Notes                       7.125%   08/01/2005              730,000       686,385
Imperial Credit Capital Trust Notes              9.980%   12/31/2026              375,000       365,726
Wells Fargo & Co. Notes NCL                      6.625%   07/15/2004            1,275,000     1,287,039
                                                                                           ------------
                                                                                              5,339,132
                                                                                           ------------
FINANCIAL -- 0.3%
Advanta Capital Trust I                          8.990%   12/17/2026              750,000       299,883
Amresco Inc. Corp. Senior Sub Notes              9.875%   03/15/2005              525,000       283,500
Crescent Real Estate 144A Notes REIT             7.500%   09/15/2007              450,000       388,845
                                                                                           ------------
                                                                                                972,228
                                                                                           ------------
INDUSTRIAL BONDS -- 6.8%
Aramark Services, Inc.                           6.750%   08/01/2004            2,000,000     1,942,872
Cleveland Electric Co./Toledo Edison             7.670%   07/01/2004              650,000       667,409
Conmed Corp. Notes                               9.000%   03/15/2008              700,000       560,000
Ford Motor Credit Co.                            7.600%   08/01/2005            3,975,000     4,084,688
Horseshoe Gaming Holdings                        8.625%   05/15/2009            1,000,000       970,000
Horseshoe Gaming LLC Notes                       9.375%   06/15/2007              450,000       454,500
International Paper Co.                          8.000%   07/08/2003            1,050,000     1,073,100
Isle of Capri Casinos                            8.750%   04/15/2009              625,000       559,375
Kaufman & Broad Home Corp. Senior Notes          7.750%   10/15/2004              300,000       280,500
Kroger Co.                                       6.800%   12/15/2018            2,000,000     1,839,160
Lucent Technologies, Inc.                        7.250%   07/15/2006              925,000       855,746
MGM Mirage, Inc.                                 8.500%   09/15/2010              525,000       541,601
McLeod USA Inc. Senior Notes                     8.375%   03/15/2008            1,575,000     1,378,125
PX Escrow Corp. 144A Step Up Sub Notes(a)        0.000%   02/01/2006              500,000       115,000
Panamsat Notes                                   6.125%   01/15/2005            1,500,000     1,389,945
Pinnacle Partners 144A Senior Notes              8.830%   08/15/2004            1,850,000     1,912,119
Tenet Healthcare Corp. Notes                     8.625%   12/01/2003              525,000       536,813
Time Warner, Inc.                                7.750%   06/15/2005              500,000       522,711

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                        RATE       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (CONTINUED)
Unilever Capital Corp.                           7.125%   11/01/2010     USD    1,100,000  $  1,152,298
WMX Technologies                                 6.375%   12/01/2003            3,400,000     3,289,096
Williams Communications Group, Inc. Senior
  Notes 144A                                    11.700%   08/01/2008            1,550,000     1,209,000
                                                                                           ------------
                                                                                             25,334,058
                                                                                           ------------
PUBLIC UTILITY -- 0.6%
Keyspan Corp.                                    7.250%   11/15/2005            1,075,000     1,117,828
NiSource Finance Corp. 144A                      7.500%   11/15/2003            1,175,000     1,201,010
                                                                                           ------------
                                                                                              2,318,838
                                                                                           ------------
Total Corporate (Cost $35,418,543)                                                           33,964,256
                                                                                           ------------
FOREIGN GOVERNMENT/OTHER -- 72.2%

CANADA -- 3.1%
Canada Government                                5.500%   06/01/2009     CAD    5,900,000     3,958,048
Canada Government                                6.000%   09/01/2005            5,485,000     3,755,222
Canada Government                                6.000%   06/01/2008            5,620,000     3,880,751
                                                                                           ------------
                                                                                             11,594,021
                                                                                           ------------
DENMARK -- 3.4%
Denmark Realkredit                               8.000%   10/01/2026     DKK        1,000           130
Denmark Realkredit                               5.000%   10/01/2019           67,793,000     7,956,685
Kingdom of Denmark                               7.000%   12/15/2004           35,005,000     4,728,894
                                                                                           ------------
                                                                                             12,685,709
                                                                                           ------------
EURO -- 23.4%
Bundes Obligation Ser 124 Notes                  4.500%   08/19/2002     EUR    3,275,000     3,073,935
Clear Channel Communications 144A                6.500%   07/07/2005            1,110,000     1,036,940
Depfa Pfandbriefbank Global                      5.500%   01/15/2010            2,130,000     2,013,327
Deutsche Bahn Finance BV                         6.000%   06/15/2010            2,010,000     1,941,691
Deutschland Republic                             4.750%   07/04/2028            4,092,000     3,489,694
Deutschland Republic                             5.250%   01/04/2011           14,245,000    13,755,552
Deutschland Republic                             6.250%   01/04/2030            9,140,000     9,622,154
Deutschland Republic                             6.500%   10/14/2005            3,630,000     3,677,694
Deutschland Republic                             6.500%   07/04/2027            2,420,000     2,601,271
Enron Corp.                                      4.375%   04/08/2005            2,000,000     1,789,247
European Investment Bank                         5.625%   10/15/2010            4,080,000     3,900,749
FHLMC                                            5.750%   09/15/2010            4,175,000     4,027,137
Ford Motor Credit Co.                            6.125%   09/19/2005            1,090,000     1,045,741
Gillette Co.                                     5.250%   12/30/2002            4,190,000     3,973,588
International Lease Finance Corp.                4.125%   07/12/2004            4,500,000     4,068,151
Italian Government                               4.750%   07/01/2005            1,210,000     1,136,963
Italian Government BTPS Notes NCL                6.500%   11/01/2027            3,885,000     3,996,947
KPN-Qwest B.V. 144A Private Placement            7.125%   06/01/2009            3,220,000     2,644,787
Level 3 Communications Inc. Senior Notes        10.750%   03/15/2008            1,400,000     1,097,340
MBNA Corp. Series 6                              4.375%   08/19/2004            2,000,000     1,811,503
Mannesmann Finance                               4.750%   05/27/2009            2,260,000     1,921,930
Metromedia Fiber Network Senior Notes           10.000%   12/15/2009            2,280,000     1,819,201
National Westminister Bank                       6.625%   10/29/2049              825,000       762,424
Netherland Government Notes                      5.500%   07/15/2010            4,300,000     4,185,757
PTC International Finance II SA                 11.250%   12/01/2009            2,200,000     1,972,209

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                        RATE       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Slovak Wireless                                 11.250%   03/30/2007     EUR    1,365,000  $  1,217,259
Stagecoach Holdings PLC                          6.000%   11/24/2004            1,715,000     1,396,970
Tate & Lyle International Finance                5.750%   10/06/2006            2,025,000     1,842,010
Treuhandanstalt                                  6.250%   03/04/2004              970,000       956,521
Tyco International Group SA                      6.125%   04/04/2007            1,200,000     1,128,447
                                                                                           ------------
                                                                                             87,907,139
                                                                                           ------------
GERMANY -- 0.6%
Colt Telecom Group PLC 144A Notes                7.625%   07/31/2008     DEM    4,515,000     1,950,276
Exide Holding Europe 144A Notes                  9.125%   04/15/2004            1,700,000       554,822
                                                                                           ------------
                                                                                              2,505,098
                                                                                           ------------
JAPAN -- 22.0%
Austria Republic                                 6.250%   10/16/2003     JPY  370,000,000     3,738,964
Deutsche Ausgleichsbank                          1.850%   09/20/2010          244,000,000     2,168,459
Deutsche Telekom                                 1.500%   06/15/2005          197,000,000     1,704,205
Development Bank of Japan                        1.750%   06/21/2010          805,000,000     7,056,467
FNMA Global Bond                                 2.125%   10/09/2007          590,000,000     5,426,813
Ford Motor Credit Co.                            1.200%   02/07/2005          570,000,000     4,887,752
General Motors                                   1.250%   12/20/2004          400,000,000     3,467,763
IBM Corp. Notes                                  0.900%   04/14/2003          349,000,000     3,045,086
Italy Euroyen Notes                              1.800%   02/23/2010          900,000,000     7,942,443
Italy Euroyen Notes                              5.125%   07/29/2003          844,000,000     8,210,841
Italy Euroyen Notes NCL                          3.750%   06/08/2005          340,000,000     3,344,236
KFW International Finance                        1.750%   03/23/2010          304,000,000     2,693,962
McDonald's Corp.                                 2.000%   03/09/2010          151,000,000     1,310,299
Mexican Notes NCL                                3.100%   04/24/2002          490,000,000     4,338,122
Oesterreich KontrollBank                         1.800%   03/22/2010          690,000,000     6,130,947
Procter & Gamble                                 1.500%   12/07/2005          560,000,000     4,951,746
Province of Ontario                              1.875%   01/25/2010          816,000,000     7,248,419
Westpac Banking                                  0.875%   09/22/2003          508,000,000     4,432,908
                                                                                           ------------
                                                                                             82,099,432
                                                                                           ------------
NEW ZEALAND -- 3.6%
Fletcher Challenge                               8.000%   03/15/2001     NZD      470,000       208,278
New Zealand Government                           8.000%   04/15/2004            8,595,000     4,019,984
New Zealand Government                           8.000%   11/15/2006           15,270,000     7,404,242
Nufarm Ltd. Notes                                9.800%   04/15/2002            4,100,000     1,852,262
                                                                                           ------------
                                                                                             13,484,766
                                                                                           ------------
POLAND -- 0.4%
Poland Government Bond(b)                        0.000%   08/21/2002     PLN    7,420,000     1,395,398
                                                                                           ------------
SINGAPORE -- 1.7%
Singapore Government                             3.500%   02/01/2004     SGD    7,250,000     4,201,657
Singapore Government                             5.125%   11/15/2004            3,850,000     2,351,052
                                                                                           ------------
                                                                                              6,552,709
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                        RATE       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------
SWEDEN -- 3.0%
Sweden Government Bond #1035                     6.000%   02/09/2005     SEK   49,900,000  $  5,572,290
Sweden Government Bond #1043                     5.000%   01/28/2009           53,300,000     5,739,458
                                                                                           ------------
                                                                                             11,311,748
                                                                                           ------------
UNITED KINGDOM -- 9.3%
Abbey National Treasury                          7.750%   12/31/2003     GBP    1,200,000     1,878,122
General Electric Capital Corp.                   5.125%   01/12/2004            1,210,000     1,762,135
Halifax PLC                                      6.375%   04/03/2008              645,000       979,002
IPC Magazines 144A Step Up Notes(a)              0.000%   03/15/2008            2,945,000     2,594,336
Inco Ltd.                                       15.750%   07/15/2006              200,000       409,896
Lehman Brothers Holdings PLC                     6.950%   06/22/2004            1,450,000     2,187,208
UK Treasury Gilt                                 8.500%   07/16/2007            1,720,000     3,037,843
UK Treasury Gilt                                 9.000%   10/13/2008            5,375,000    10,059,855
UK Treasury Gilt                                 9.500%   04/18/2005            2,155,000     3,739,749
UK Treasury Gilt Stock                           6.750%   11/26/2004            4,065,000     6,400,237
William Hill Finance                            10.625%   04/30/2008            1,175,000     1,789,480
                                                                                           ------------
                                                                                             34,837,863
                                                                                           ------------
YANKEE BONDS -- 1.7%
Bulgaria IAB Ser PDI(c)                          7.750%   07/28/2011     USD    1,175,000       885,656
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                       0.000%   12/15/2006            1,150,000     1,023,500
Merita Bank Perpetual FLIRB 144A                 7.500%   12/29/2049            1,325,000     1,292,246
Mexico Global Bond                              11.375%   09/15/2016            1,000,000     1,170,000
Republic of Panama 144A Notes                    7.875%   02/13/2002            2,340,000     2,310,750
                                                                                           ------------
                                                                                              6,682,152
                                                                                           ------------
Total Foreign Government/Other (Cost $269,142,138)                                          271,056,035
                                                                                           ------------
NON-AGENCY -- 0.8%

PASS THRU SECURITIES -- 0.8%
Chase Commercial Mortgage Sec 6.6 1997-2D
  Non-ERISA                                      6.600%   12/25/2007              500,000       482,650
GMAC Mortgage Corp. 1996-C1 F Non-ERISA          7.860%   11/15/2006            1,000,000       920,700
GMAC Mortgage Corp. 1997-C1 E Non-ERISA          7.085%   11/15/2010              900,000       881,086
Mortgage Capital Funding 1997-MC2 D Non-ERISA    7.117%   11/20/2007              725,000       716,228
                                                                                           ------------
Total Non-Agency (Cost $3,036,719)                                                            3,000,664
                                                                                           ------------
U.S. GOVERNMENT AGENCY -- 4.1%

PASS THRU SECURITIES -- 4.1%
FNMA                                             6.625%   11/15/2010           14,825,000    15,556,910
                                                                                           ------------
Total U.S. Government Agency (Cost $15,137,202)                                              15,556,910
                                                                                           ------------
U.S. TREASURY OBLIGATIONS -- 9.0%

TREASURY BONDS -- 6.7%
U.S. Treasury Bond                               6.250%   05/15/2030           22,410,000    25,001,044
                                                                                           ------------
TREASURY NOTES -- 2.3%
U.S. Treasury Note                               5.750%   08/15/2010            2,525,000     2,646,124
U.S. Treasury Note                               6.000%   08/15/2009            4,050,000     4,273,398
U.S. Treasury Note                               6.625%   06/30/2001              575,000       577,335

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              PAR             VALUE
SECURITY                                        RATE       MATURITY          VALUE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------
TREASURY NOTES (CONTINUED)
U.S. Treasury Note                               6.625%   04/30/2002     USD      650,000  $    659,750
U.S. Treasury Note                               7.875%   11/15/2004              450,000       492,678
                                                                                           ------------
                                                                                              8,649,285
                                                                                           ------------
Total U.S. Treasury Obligations (Cost $32,141,981)                                           33,650,329
                                                                                           ------------
TOTAL BONDS AND NOTES (COST $369,705,736)                                                   372,298,969
                                                                                           ------------

                                                                                 SHARES
                                                                               ----------

PREFERRED STOCKS -- 0.1%
Equity Office Properties Trust 144A CVT REIT                                        6,000       282,750
                                                                                           ------------
TOTAL PREFERRED STOCKS (COST $300,000)                                                          282,750
                                                                                           ------------

                                                                                CONTRACT
                                                                                  SIZE
                                                                               ----------

PURCHASED OPTIONS -- 1.3%
ARS Put/USD Call, Strike Price 1.05, 11/07/2001 (USD)                           3,452,381       115,310
DEM 5.25% Call, Strike Price 101.58, 04/09/2001 (EUR)                           4,375,000        77,249
DEM 5.25% Call, Strike Price 101.71, 05/31/2001 (EUR)                           4,200,000        80,426
DEM 5.38% Call, Strike Price 99.12, 02/01/2001 (EUR)                            3,600,000       160,722
JPY Put, Strike Price 150.00, 02/08/2001 (JPY)                                  4,500,000             0
JPY Put/AUD Call, Strike Price 68.75, 01/09/2001 (AUD)                          5,575,000             0
JPY Put/EUR Call, Strike Price 105.00, 06/08/2001
  (EUR)                                                                        12,200,000       494,734
JPY Put/EUR Call, Strike Price 110.25, 12/06/2001
  (EUR)                                                                         3,850,000       119,985
JPY Put/USD Call, Strike Price 115.00, 11/16/2001
  (USD)                                                                        18,500,000       403,300
JPY Put/USD Call, Strike Price 120.00, 11/07/2001
  (JPY)                                                                         4,000,000        51,212
Put 6 Month 4.50%, Strike Price 7.62, 02/02/2001
  (USD)(d)                                                                         75,000             0
Put 6 month 9.50% Put, Strike Price 7.56, 02/12/2001
  (USD)(d)                                                                         36,940             0
USD Put/AUD Call, Strike Price 0.59, 01/16/2001 (USD)                           3,750,000         1,463
USD Put/MXP Call, Strike Price 10.00, 4/12/2001 (USD)                           1,140,000        31,724
USD Put/MXP Call, Strike Price 8.25, 04/12/2001 (USD)                           2,280,000             0
USD Put/ZAR Call, Strike Price 7.32, 03/22/2001 (USD)                           1,516,158         9,412
UST 5.75% Call, Strike Price 101.41, 04/25/2001 (USD)                              80,000       294,375
UST 5.75% Call, Strike Price 102.20, 04/17/2001 (USD)                              74,550       233,551
UST 5.75% Call, Strike Price 102.82, 02/12/2001 (USD)                              37,500        88,725
UST 6.00% Call, Strike Price 95.59, 02/01/2001 (USD)                               36,000       356,766
UST 6.00% Call, Strike Price 95.98, 01/05/2001 (USD)                               37,000       356,347
UST 6.50% Call, Strike Price 100.88, 02/22/2001 (USD)                              76,500       653,836
UST 6.50% Call, Strike Price 100.89, 03/05/2001 (USD)                              76,000       647,781
UST 6.50% Call, Strike Price 99.53, 02/16/2001 (USD)                               70,000       698,810
UST 6.50% Put, Strike Price 100.00, 02/22/2001 (USD)                               76,500            84
UST 6.50% Put, Strike Price 95.52, 03/05/2001 (USD)                                76,000             0
UST 6.75% Call, Strike Price 104.45, 02/02/2001 (USD)                              75,000       159,900
                                                                                           ------------
TOTAL PURCHASED OPTIONS (COST $2,190,605)                                                     5,035,712
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                   VALUE
SECURITY                                                                         (NOTE 1A)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.1%

REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 12/29/00 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/01,
with a maturity value of $537,567 and an effective yield of 5.03%, collateralized by a U.S. Government Obligation with a rate of
5.25%, a maturity date of 11/15/28 and an aggregate market value
of $552,688.                                                                    $    537,267
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS (COST $537,267)                                         537,267
                                                                                ------------
TOTAL INVESTMENTS -- 100.7% (COST  $372,733,608)                                $378,154,698
OTHER ASSETS, LESS LIABILITIES -- (0.7%)                                         (2,806,557)
                                                                                ------------
NET ASSETS -- 100.0%                                                            $375,348,141
                                                                                ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
IAB - Interest Arrears Bonds
NCL - Non-callable
PDI - Past Due Interest Bonds
REIT - Real Estate Investment Trust
UST - United States Treasury
ARS - Argentinian Peso
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen
MXP - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar
ZAR - South African Rand

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Zero coupon security.
(c)  Variable Rate Security; rate indicated is as of 12/31/00.
(d)  Option on swap agreement.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A)
    (identified cost, $372,733,608)                                   $378,154,698
  Receivable for investments sold                                           44,487
  Receivable for premiums on written options                                65,116
  Interest receivable                                                    6,242,751
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                               3,937
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                          5,599,040
  Deferred organization costs (Note 1F)                                      5,023
  Prepaid expenses                                                           2,999
                                                                      ------------
    Total assets                                                       390,118,051

LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                          $12,404,459
  Options written, at value (Note 5) (premiums
    received, $1,017,400)                                  2,254,601
  Accrued accounting and custody fees                         68,711
  Accrued trustees' fees and expenses (Note 2)                 8,074
  Accrued expenses and other liabilities                      34,065
                                                         -----------
    Total liabilities                                                   14,769,910
                                                                      ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                          $375,348,141
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                      $23,641,253
  Dividend income (net of foreign withholding taxes of
    $8,104)                                                                 35,635
                                                                       -----------
    Total income                                                        23,676,888

EXPENSES
  Investment advisory fee (Note 2)                       $  1,544,572
  Accounting and custody fees                                 381,946
  Legal and audit services                                     41,430
  Trustees' fees and expenses (Note 2)                         25,281
  Amortization of organizational expenses (Note 1F)            14,936
  Licensing fees                                               13,332
  Insurance expense                                            12,064
  Miscellaneous                                                   157
                                                         ------------
    Total expenses                                                       2,033,718
                                                                       -----------
      Net investment income                                             21,643,170
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      (30,943,934)
    Financial futures contracts                              (297,880)
    Written options transactions                             (310,852)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          36,426,272
                                                         ------------
      Net realized gain                                                  4,873,606
  Change in unrealized appreciation (depreciation)
    Investment securities                                  18,739,062
    Financial futures contracts                                (3,416)
    Written options                                         2,235,382
    Foreign currency and forward foreign currency
      exchange contracts                                  (11,503,200)
                                                         ------------
      Change in net unrealized
        appreciation (depreciation)                                      9,467,828
                                                                       -----------
    Net realized and unrealized gain                                    14,341,434
                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $35,984,604
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $ 21,643,170       $  28,357,532
  Net realized gain (loss)                                    4,873,606         (21,650,045)
  Net change in net unrealized
    appreciation (depreciation)                               9,467,828          (9,743,044)
                                                           ------------       -------------
  Net increase (decrease) in net assets from investment
    operations                                               35,984,604          (3,035,557)
                                                           ------------       -------------
CAPITAL TRANSACTIONS
  Contributions                                              36,180,291          22,529,776
  Withdrawals                                               (76,420,808)       (101,477,881)
                                                           ------------       -------------
  Net decrease in net assets from capital transactions      (40,240,517)        (78,948,105)
                                                           ------------       -------------
TOTAL DECREASE IN NET ASSETS                                 (4,255,913)        (81,983,662)

NET ASSETS
  At beginning of year                                      379,604,054         461,587,716
                                                           ------------       -------------
  At end of year                                           $375,348,141       $ 379,604,054
                                                           ============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
                                            2000       1999       1998       1997     1996(1)
                                          --------   --------   --------   --------   --------
RATIOS:
  Expenses (to average daily net assets)      0.53%      0.52%      0.51%      0.61%      0.62%+
  Net Investment Income (to average
    daily net assets)                         5.61%      6.33%      6.22%      6.47%      7.17%+
  Portfolio Turnover                           236%       172%       162%       176%       111%++
  Net Assets, End of Year (000's
    omitted)                              $375,348   $379,604   $461,588   $262,553   $159,814

-----------------
(1) For the Period May 3, 1996 (commencement of operations) through December 31, 1996.
+     Computed on an annualized basis.
++    Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      At December 31, 2000 there was one fund, Standish Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2000 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually required or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001.

      G. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. SA&W voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Portfolio's average daily net assets. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of SA&W, provided investment advisory and administrative services to the Portfolio and was paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. SIMCO voluntarily agreed to limit the total operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Portfolio's average daily net assets. These agreements are voluntary and temporary and may be discontinued or revised by SA&W

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2000 were as follows:

                                                                PURCHASES       SALES
                                                               ------------  ------------
      U.S. Government Securities                               $227,760,262  $232,471,779
                                                               ============  ============
      Investments (non-U.S.Government Securities)              $624,816,572  $603,962,476
                                                               ============  ============

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $373,177,389
                                                                   ============
      Gross unrealized appreciation                                  17,504,423
      Gross unrealized depreciation                                 (12,527,114)
                                                                   ------------
      Net unrealized appreciation                                  $  4,977,309
                                                                   ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of such transactions for the year ended December 31, 2000 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS    PREMIUMS
                                                               -------------------  -------------
      Outstanding, beginning of period                                 11            $1,040,060
      Options written                                                  13               546,599
      Options expired                                                  (8)             (518,356)
      Options closed                                                  (11)             (773,834)
                                                                      ---            ----------
      Outstanding, end of period                                        5            $  294,469
                                                                      ===            ==========

      WRITTEN CALL OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS    PREMIUMS
                                                               -------------------  -------------
      Outstanding, beginning of period                                 11            $  62,029
      Options written                                                  17              897,067
      Options expired                                                  (5)            (279,289)
      Options closed                                                  (13)            (283,378)
                                                                      ---            ---------
      Outstanding, end of period                                       10            $ 396,429
                                                                      ===            =========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS    PREMIUMS
                                                               -------------------  -------------

      Outstanding, beginning of period                                 10            $ 2,707,223
      Options written                                                  23              1,159,889
      Options exercised                                                (4)              (199,753)
      Options closed                                                  (22)            (3,340,857)
                                                                      ---            -----------
      Outstanding, end of period                                        7            $   326,502
                                                                      ===            ===========

      At December 31, 2000, the Portfolio held the following written put option contracts:

      SECURITY                                                      CONTRACTS           VALUE
      -------------------------------------------------------------------------------------------
      UST 5.75% Put, Strike Price 95.56, 02/12/2001                     1              $    41
      UST 5.75% Put, Strike Price 98.22, 04/25/2001                     1               16,250
      UST 6.50% Put, Strike Price 100.00, 02/22/2001                    1                  299
      UST 6.50% Put, Strike Price 95.52, 03/05/2001                     1                    0
      UST 6.75% Put, Strike Price 100.68, 02/02/2001                    1                    8
                                                                                       -------
      Total (premiums received $294,469)                                               $16,598
                                                                                       =======

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2000, the Portfolio held the following written call option contracts:

      SECURITY                                                      CONTRACTS           VALUE
      -------------------------------------------------------------------------------------------
      Call 6 month 4.50%, Strike Price 6.82, 02/02/2001                 1            $  198,075
      Call 6 month 9.50%, Strike Price 6.56, 02/12/2001                 1               136,423
      Call 6 month 9.50%, Strike Price 6.65, 04/17/2001                 1               333,591
      UST 5.75% Call, Strike Price 103.77, 01/08/2001                   1                86,973
      UST 6.00% Call, Strike Price 100.48, 01/05/2001                   1               190,106
      UST 6.00% Call, Strike Price 100.05, 02/01/2001                   1               197,859
      UST 6.25% Call, Strike Price 113.92, 01/12/2001                   1                15,120
      UST 6.50% Call, Strike Price 104.53, 02/16/2001                   1               359,030
      UST 6.50% Call, Strike Price 106.16, 02/22/2001                   1               272,531
      UST 6.50% Call, Strike Price 106.27, 03/05/2001                   1               268,079
                                                                                     ----------
      Total (premiums received $396,429)                                             $2,057,787
                                                                                     ==========

      At December 31, 2000, the Portfolio held the following written cross currency option contracts:

      SECURITY                                                      CONTRACTS           VALUE
      -------------------------------------------------------------------------------------------
      ARS Put/MXP Call, Strike Price 1.15, 11/07/2001                   1             $ 69,663
      AUD Put/USD Call, Strike Price 0.56, 01/16/2001                   1               67,538
      USD Put/AUD Call, Strike Price 0.61, 01/16/2001                   1                    0
      USD Put/MXP Call, Strike Price 9.25, 04/12/2001                   1                1,231
      USD Put/MXP Call, Strike Price 9.50, 04/12/2001                   1               24,886
      USD Put/ZAR Call, Strike Price 7.06, 03/22/2001                   1                2,958
      ZAR Put/USD Call, Strike Price 8.06, 03/22/2001                   1               13,940
                                                                                      --------
      Total (premiums received $326,502)                                              $180,216
                                                                                      ========

      At December 31, 2000, the Portfolio had segregated sufficient securities for open written options contracts.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2000 the Portfolio held the following forward foreign currency and cross currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                LOCAL PRINCIPAL       CONTRACT            MARKET         AGGREGATE      UNREALIZED
      CONTRACTS TO RECEIVE          AMOUNT           VALUE DATE           VALUE         FACE AMOUNT     GAIN/(LOSS)
      -------------------------------------------------------------------------------------------------------------
      Argentinian Peso               2,494,634        04/17/2002        $ 2,337,989     $ 2,288,541    $    49,448
      Euro Dollar                    1,986,000     03/21-08/22/2001       1,873,066       1,736,899        136,167
      Hong Kong Dollar              31,480,000        08/13/2001          4,044,682       4,041,493          3,189
      Japanese Yen               2,195,000,000     02/20-05/17/2001      19,471,108      22,889,948     (3,418,840)
      Polish Zloty                   4,081,080        08/03/2001            921,424         844,420         77,004
                                                                        -----------     -----------    -----------
      TOTAL                                                             $28,648,269     $31,801,301    $(3,153,032)
                                                                        ===========     ===========    ===========

                                LOCAL PRINCIPAL       CONTRACT            MARKET         AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER          AMOUNT           VALUE DATE           VALUE         FACE AMOUNT     GAIN/(LOSS)
      -------------------------------------------------------------------------------------------------------------
      Argentinian Peso               2,602,293        04/17/2002       $  2,438,889    $  2,380,006    $   (58,883)
      British Pound Sterling        24,185,000        03/21/2001         36,144,271      35,079,986     (1,064,285)
      Canadian Dollar               16,995,000        03/19/2001         11,341,241      11,193,440       (147,801)
      Danish Krone                 101,700,000        03/21/2001         12,823,401      12,142,559       (680,842)
      Euro Dollar                   94,185,000     03/21-08/22/2001      88,697,301      83,063,238     (5,634,063)
      Hong Kong Dollar              91,189,357        08/13/2001         11,716,389      11,548,225       (168,164)
      Japanese Yen              11,292,110,000     02/20-08/17/2001     100,134,879     105,460,019      5,325,140
      New Zealand Dollar            34,060,000        03/21/2001         15,047,615      14,356,290       (691,325)
      Polish Zloty                   9,494,354     01/16-08/03/2001       2,221,123       1,906,170       (314,953)
      Singapore Dollar              11,580,000        03/21/2001          6,723,853       6,728,646          4,793
      Swedish Krona                110,195,000        03/21/2001         11,715,918      11,490,615       (225,303)
                                                                       ------------    -------------   -----------
      TOTAL                                                            $299,004,880    $295,349,194    $(3,655,686)
                                                                       ============    =============   ===========

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACT

                                     MARKET          IN EXCHANGE        MARKET             CONTRACT      UNREALIZED
      CONTRACTS TO DELIVER           VALUE               FOR            VALUE             VALUE DATE        GAIN
      -------------------------------------------------------------------------------------------------------------
      Euro Dollar                   $586,612       Hungarian Forint    $589,911           02/09/2001       $3,299
                                    --------                           --------                            ------
      TOTAL                         $586,612                           $589,911                            $3,299
                                    ========                           ========                            ======

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2000, the Portfolio held the following financial futures contracts:

                                                     EXPIRATION    UNDERLYING FACE
      CONTRACT                           POSITION       DATE       AMOUNT AT VALUE    UNREALIZED GAIN
      -----------------------------------------------------------------------------------------------
      U.S. 5 Year Note (28 Contracts)    Long          3/30/01       $2,899,750           $58,784

      At December 31, 2000 the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Portfolio entered into no such transactions during the year ended December 31, 2000.

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Portfolio instructs the custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price may be established, the principal value may not be finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      The Portfolio entered into no such transactions during the year ended December 31, 2000.

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Portfolio estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $1,521,310. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Portfolio estimates that net investment income would have decreased by approximately 0.36% of average daily net assets.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Global Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio:
Standish Global Fixed Income Portfolio (the "Portfolio"), at December 31, 2000, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-037

                                                        [LOGO] STANDISH FUNDS(R)

                                                          Standish International
Financial Report                                          Fixed Income Fund
--------------------------------------------------------------------------------

Year Ended                                   (Institutional and Service Classes)
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       Management Discussion and Analysis

Foreign bond markets posted strong, positive returns during the year 2000 as the global economy slowed from its torrid pace of 1999 and early 2000. The J.P. Morgan Hedged Non-U.S. Government Bond Index returned 9.70% in 2000 while the Standish International Fixed Income Fund returned 9.68% in the year. During the year, our success in country and duration management were offset by underperformance of the corporate bonds in the Fund resulting in this close to benchmark result.

As we entered the year, the global economy was in peak condition. U.S growth was well above trend, European growth was accelerating, Japan appeared as if it had turned the corner, and emerging market economies had recovered from the 97/98 crisis. The 10-year U.S. government bond at the time yielded 6.59%.

Several forces combined to put a swift end to the millennium party. Central banks were raising interest rates, oil prices rose taxing growth, and corporate earnings fell dragging the stock market and the wealth effect with it. Economic growth quickly cooled and it became clear that central bank policy would need to support growth rather than fight inflation. Yields fell in all major bond markets in 2000 with the U.S. market leading the way. By the end of the year, the 10-year Treasury yielded 5.11%.

The U.S. dollar was quite strong during the year. The U.S. markets continued to attract capital despite the deteriorating economic environment and the growing current account deficit. Hedged foreign bonds outperformed unhedged bonds by several hundred basis points.

The Fund benefited from country positioning and duration management during the year. The Fund was overweight in three of the four best performing markets:
Sweden, Canada, and the U.S. In addition, the Fund was underweight in Japan, which was the worst performing market in our benchmark. The duration of the Fund was longer than the benchmark throughout the year, which added to performance during this period of falling interest rates.

The Fund's weighting in corporate bonds was a drag on performance in 2000. The yield spread between corporate bonds and government bonds widened globally as economic growth slowed, default rates rose, and government bonds became more dear due to shrinking supply. Although the Fund contains securities of companies that we believe are well positioned to withstand a slower growth environment, virtually every sector and quality grouping underperformed government bonds.

We believe that the Fund is well positioned to outperform in 2001. Government bonds are more fully valued at current levels although they should be well supported by slowing growth and declining inflation pressures. The corporate bonds in our portfolio are trading at high yield levels relative to government bonds and we believe they will benefit from more accommodative monetary policy and steeper yield curves. We believe that the yield advantage of our portfolio relative to the index and the potential for spread contraction will produce attractive relative returns in the year ahead.

We appreciate your support during the year and we look forward to working on your behalf towards superior, risk-adjusted returns in 2001.


/s/ W. Charles Cook

W. Charles Cook

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

             Comparison of Change in Value of $100,000 Investment in
                    Standish International Fixed Income Fund,
             the J.P. Morgan Hedged Non-U.S. Government Bond Index,
                         and the Lehman Aggregate Index

[The following table was represented as a line chart in the printed material.]

            Standish
            International  Lehman         J.P. Morgan
            Fixed Income   Aggregate      Hedged Non-U.S.
            Fund           Index          Gov't Bond Index

            100000         100000         100000
            102350         101240         101900
            102900         102101         103459
             97100         102805         103625
             97604         103915         104381
             97654         104518         105185
             95387         104466         104406
             97352         105918         105002
             99569         108206         106587
            104910         110402         108143
            106019         111628         108998
            107430         112655         109096
1 Year      115083         116001         110896
            112787         114423         111938
            113622         115167         112308
            112293         114522         111499
            114469         115346         111978
            118130         117526         113009
            122906         119148         112850
            124687         121579         112489
            129920         122807         112512
            128194         124268         114064
            125659         122615         116380
            124336         122640         116205
2 Year      124391         124590         117518
            126034         126982         118588
            128909         129204         120734
            132077         129747         120807
            134223         130655         120819
            135892         130825         121495
            139230         133193         123974
            143102         133952         125362
            148366         136296         127970
            146551         136664         128520
            149560         137170         130230
            149498         136004         131141
3 Year      153972         136738         133856
            155498         138584         133187
            149268         136173         130190
            145072         132810         129005
            143587         131747         128089
            140940         131734         126667
            138551         131444         125375
            140234         134060         126203
            138357         134221         124991
            137257         132248         125104
            138551         132129         125592
            140039         131838         127363
4 Year      139781         132748         127070
            141093         135376         128455
            142078         138598         130112
            143390         139443         132766
            146503         141396         134872
            151868         146868         139295
            150146         147940         138836
            152685         147614         140585
            154556         149396         141808
            156159         150845         144049
            158653         152806         145662
            162899         155098         148852
5 Year      165123         157269         150236
            168040         158307         152054
            165408         155553         150260
            166333         154464         151507
            169275         153599         153325
            169849         153291         154368
            172142         155346         155649
            172874         155765         156816
            175732         155500         158902
            181375         158206         162287
            185069         161718         164964
            190241         164483         168264
6 Year      190348         162954         168499
            193213         163459         170606
            194769         163868         171697
            193133         162049         170787
            195533         164479         172632
            197436         166042         173530
            200360         168018         176480
            203728         172554         179286
            203391         171088         179501
            207938         173620         182678
            208533         176137         183847
            210234         176947         185171
7 Year      212929         178735         187578
            215543         181022         190073
            215916         180878         191764
            218349         181493         193471
            219010         182440         194458
            221558         184164         197122
            222153         185729         197970
            224264         186119         199811
            224648         189149         203747
            228794         193576         208576
            225787         192550         208263
            231315         193647         210512
8 Year      231521         194228         210259
            235609         195607         212867
            233615         192184         211440
            236314         193241         213957
            239034         193859         216674
            237221         192153         215786
            234502         191538         212441
            231445         190734         211888
            230833         190639         212270
            231139         192850         213077
            231345         193564         213588
            233612         193544         214827
9 Year      233353         192615         215471
            232587         191980         215493
            234995         194303         217087
            238282         196867         220257
            239712         196296         221446
            240598         196206         223218
            242599         200287         224289
            243831         202106         225904
            246071         205037         225949
            246860         206328         227892
            247426         207690         229738
            250938         211086         233805
10 Year     255942         215012         236400

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2000)

                                                           Since
                                                         Inception
               1 Year    3 Year    5 Year    10 Year     01/02/1991
               ------    ------    ------    -------     ----------

                9.68%     6.33%    9.16%      9.85%        9.85%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
             STANDISH INTERNATIONAL FIXED INCOME FUND SERVICE CLASS

             Comparison of Change in Value of $100,000 Investment in Standish International Fixed Income Service Class Fund
            and the J.P. Morgan Hedged Non-U.S. Government Bond Index

[The following table was represented as a line chart in the printed material.]

            Standish
            International
            Fixed Income                J.P. Morgan
            Service Class               Non U.S. Hedged
            Fund                        Index

            100000                      100000
             99701                       98450
             98165                       98194
             97695                       98371
             97653                       98745
             97439                       98982
6 Mo.        98122                       99556
             97925                       99854
             97327                       99864
             98338                      100603
             99442                      102072
            100001                      102623
1 Year      100419                      103444
            101213                      103941
            101730                      104689
            102624                      104710
            102956                      105611
            103146                      106466
18 Mo.      104622                      108351
            106614                      109553

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2000)

                                               Since
                                             Inception
                              1 Year         06/03/99
                              ------        ----------

                              8.87%            4.13%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A)
    (identified cost, $461,061,973)                                  $455,661,263
  Receivable for investments sold                                       3,000,370
  Receivable for Fund shares sold                                         216,769
  Receivable for premiums on written options                               87,575
  Interest receivable                                                   9,827,764
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 7)                                        17,680,287
  Prepaid expenses                                                         18,532
                                                                     ------------
    Total assets                                                      486,492,560
LIABILITIES
  Payable for Fund shares redeemed                       $  198,810
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 7)                          28,983,410
  Options written, at value (Note 7) (premiums
    received, $1,304,188)                                 2,562,428
  Accrued accounting, custody and transfer agent fees       123,157
  Accrued trustees' fees and expenses (Note 2)                9,971
  Accrued expenses and other liabilities                     68,870
                                                         ----------
    Total liabilities                                                  31,946,646
                                                                     ------------
NET ASSETS                                                           $454,545,914
                                                                     ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                    $551,184,758
  Accumulated net realized loss                                       (63,629,956)
  Distributions in excess of net investment income                    (15,522,634)
  Net unrealized depreciation                                         (17,486,254)
                                                                     ------------
TOTAL NET ASSETS                                                     $454,545,914
                                                                     ============
NET ASSETS ATTRIBUTABLE TO:
    Institutional Class                                              $454,332,675
                                                                     ============
    Service Class                                                    $    213,239
                                                                     ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Institutional Class                                                23,953,152
                                                                     ============
    Service Class                                                          11,334
                                                                     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                              $      18.97
                                                                     ============
    Service Class                                                    $      18.81
                                                                     ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income (net of foreign withholding taxes of
    $49,568)                                                          $47,353,857
                                                                      -----------
    Total investment income                                            47,353,857
EXPENSES
  Investment advisory fee (Note 2)                       $ 3,304,905
  Accounting and custody fees                                802,155
  Legal and audit services                                    99,632
  Trustees' fees and expenses (Note 2)                        42,018
  Registration fees                                           26,600
  Insurance expense                                           22,717
  Transfer agent fees - Institutional Class                   21,168
  Transfer agent fees - Service Class                          7,013
  Service fees - Service Class (Note 3)                          288
  Miscellaneous                                               41,995
                                                         -----------
    Total expenses                                         4,368,491

Deduct:
  Reimbursement of operating expenses - Service Class
    (Note 2)                                                  (6,999)
                                                         -----------
    Net expenses                                                        4,361,492
                                                                      -----------
      Net investment income                                            42,992,365
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (90,735,808)
    Written options transactions                          (2,105,409)
    Foreign currency transactions and forward foreign
      currency exchange contracts                        118,434,367
                                                         -----------
      Net realized gain                                                25,593,150
  Change in unrealized appreciation (depreciation)
    Investment securities                                 18,196,767
    Written options                                       10,196,547
    Foreign currency and forward foreign currency
      exchange contracts                                 (27,891,802)
                                                         -----------
      Change in net unrealized
        appreciation (depreciation)                                       501,512
                                                                      -----------
    Net realized and unrealized gain                                   26,094,662
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $69,087,027
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   42,992,365     $   77,720,041
  Net realized gain (loss)                                    25,593,150        (46,794,068)
  Change in net unrealized appreciation (depreciation)           501,512        (25,439,155)
                                                          --------------     --------------
  Net increase in net assets from investment operations       69,087,027          5,486,818
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G)
  From net investment income
    Institutional Class                                      (46,076,320)      (107,801,609)
    Service Class                                                 (5,477)                --
  In excess of net investment income
    Institutional Class                                      (58,404,791)                --
    Service Class                                                (31,640)                --
  From net realized gains on investments
    Institutional Class                                               --           (633,288)
                                                          --------------     --------------
  Total distributions to shareholders                       (104,518,228)      (108,434,897)
                                                          --------------     --------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                       75,568,100        289,944,558
    Service Class                                                676,433                 --
  Value of shares issued to shareholders in payment of
    distributions declared
    Institutional Class                                       80,502,215         84,762,409
    Service Class                                                 37,117                 --
  Cost of shares redeemed
    Institutional Class                                     (717,776,916)      (572,699,748)
    Service Class                                               (472,400)                --
                                                          --------------     --------------
  Net decrease in net assets from Fund share
    transactions                                            (561,465,451)      (197,992,781)
                                                          --------------     --------------
TOTAL DECREASE IN NET ASSETS                                (596,896,652)      (300,940,860)

NET ASSETS
  At beginning of year                                     1,051,442,566      1,352,383,426
                                                          --------------     --------------
  At end of year (including distributions in excess of
    net investment income of $15,522,634 and
    undistributed net investment income of $3,089,432,
    respectively)                                         $  454,545,914     $1,051,442,566
                                                          ==============     ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                            2000         1999          1998          1997         1996
                                          --------    ----------    ----------    ----------    --------
NET ASSET VALUE, BEGINNING OF YEAR        $  21.32    $    23.22    $    22.81    $    23.25    $  23.21
                                          --------    ----------    ----------    ----------    --------
FROM INVESTMENT OPERATIONS:
  Net investment income                       1.12(1)       1.34(1)       1.38(1)      1.54(1)      1.72(1)
  Net realized and unrealized gain
    (loss) on investments                     0.84         (1.15)         0.58          1.16        1.73
                                          --------    ----------    ----------    ----------    --------
Total from investment operations              1.96          0.19          1.96          2.70        3.45
                                          --------    ----------    ----------    ----------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (1.90)        (2.08)        (1.21)        (2.86)      (2.64)
  In excess of net investment income         (2.41)         0.00          0.00          0.00        0.00
  From net realized gain on investments       0.00         (0.01)        (0.34)        (0.28)      (0.77)
                                          --------    ----------    ----------    ----------    --------
Total distributions to shareholders          (4.31)        (2.09)        (1.55)        (3.14)      (3.41)
                                          --------    ----------    ----------    ----------    --------
NET ASSET VALUE, END OF YEAR              $  18.97    $    21.32    $    23.22    $    22.81    $  23.25
                                          ========    ==========    ==========    ==========    ========
TOTAL RETURN                                  9.68%         0.79%         8.73%        11.86%      15.28%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)      0.53%         0.52%         0.52%         0.53%       0.53%
  Net Investment Income (to average
    daily net assets)                         5.21%         5.82%         5.92%         6.37%       7.17%
  Portfolio Turnover                           240%          162%          156%          173%        226%
  Net Assets, End of Year (000's
    omitted)                              $454,333    $1,051,443    $1,352,383    $1,172,695    $840,133

----------
(1)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      FINANCIAL HIGHLIGHTS - SERVICE CLASS
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                               APRIL 25, 2000
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $21.48
                                                                   ------
  Net investment income*                                             0.69(1)
  Net realized and unrealized gain on investments                    0.67
                                                                   ------
Total from investment operations                                     1.36
                                                                   ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.59)
  In excess of net investment income                                (3.44)
                                                                   ------
Total distributions to shareholders                                 (4.03)
                                                                   ------
NET ASSET VALUE, END OF PERIOD                                     $18.81
                                                                   ======
TOTAL RETURN+++                                                      6.61%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                            0.78%+
  Net Investment Income (to average daily net assets)*               4.89%+
  Portfolio Turnover                                                  240%
  Net Assets, End of Period (000's omitted)                        $  213

----------
* For the period indicated, the investment adviser voluntarily agreed to reimburse the Class for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

      Net investment loss per share                                $(0.19)(1)

      Ratios (to average daily net assets):
        Expenses                                                     7.02%+
        Net investment income                                       (1.35)%+

+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.
(1)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR              VALUE
SECURITY                                        RATE           MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 98.0%

FOREIGN GOVERNMENT/OTHER -- 98.0%

CANADA -- 3.7%
Canada Government                                5.500%       06/01/2009             CAD    20,890,000  $ 14,014,172
Canada Government                                6.000%       09/01/2005                     3,865,000     2,646,114
                                                                                                        ------------
                                                                                                          16,660,286
                                                                                                        ------------
DENMARK -- 3.0%
Denmark Realkredit                               8.000%       10/01/2026             DKK         2,000           261
Denmark Realkredit                               5.000%       10/01/2019                    65,813,000     7,724,297
Kingdom of Denmark                               7.000%       12/15/2004                    42,235,000     5,705,609
                                                                                                        ------------
                                                                                                          13,430,167
                                                                                                        ------------
EURO -- 36.1%
Bundes Obligation Ser 124 Notes                  4.500%       08/19/2002             EUR    17,780,000    16,688,417
Clear Channel Communications 144A                6.500%       07/07/2005                     2,290,000     2,139,272
Depfa Pfandbriefbank Global                      5.500%       01/15/2010                     2,665,000     2,519,022
Deutsche Bahn Finance BV                         6.000%       06/15/2010                     2,400,000     2,318,437
Deutschland Republic                             4.750%       07/04/2028                     2,189,500     1,867,225
Deutschland Republic                             5.250%       01/04/2011                     1,195,000     1,153,941
Deutschland Republic                             5.625%       01/04/2028                     6,685,000     6,454,053
Deutschland Republic                             6.250%       01/04/2030                    17,080,000    17,981,005
Enron Corp.                                      4.375%       04/08/2005                     3,150,000     2,818,065
European Investment Bank                         5.625%       10/15/2010                     4,765,000     4,555,654
FHLMC                                            5.750%       09/15/2010                     5,685,000     5,483,658
Ford Motor Credit Co.                            6.125%       09/19/2005                     2,235,000     2,144,248
Gillette Co.                                     5.250%       12/30/2002                     5,340,000     5,064,191
International Lease Finance Corp.                4.125%       07/12/2004                     5,750,000     5,198,192
Italian Government BTPS Notes NCL                6.500%       11/01/2027                     6,735,000     6,929,070
KPN-Qwest B.V. 144A Private Placement            7.125%       06/01/2009                     2,900,000     2,381,951
Lehman Brothers Holdings PLC Medium Term
  Notes(a)                                       5.344%       08/25/2003                     3,850,000     3,588,697
Level 3 Communications Inc. Senior Notes        10.750%       03/15/2008                     2,425,000     1,900,750
MBNA Corp. Series 6                              4.375%       08/19/2004                     3,620,000     3,278,821
Mannesmann Finance                               4.750%       05/27/2009                     3,540,000     3,010,456
Metromedia Fiber Network Senior Notes           10.000%       12/15/2009                     3,947,000     3,149,292
National Westminister Bank                       6.625%       10/29/2049                     5,250,000     4,851,788
Netherland Government Notes                      5.500%       07/15/2010                    19,915,000    19,385,896
PTC International Finance II SA                 11.250%       12/01/2009                     2,250,000     2,017,032
Royal Bank of Scotland 144A                      6.770%       03/31/2049                     5,050,000     4,864,492
Slovak Wireless                                 11.250%       03/30/2007                     1,775,000     1,582,883
Stagecoach Holdings PLC                          6.000%       11/24/2004                     3,900,000     3,176,783
Tate & Lyle International Finance                5.750%       10/06/2006                     5,950,000     5,412,326
Treuhandanstalt                                  6.250%       03/04/2004                    20,000,000    19,722,087
Tyco International Group SA                      6.125%       04/04/2007                     1,920,000     1,805,516
Versatel Telecom BV                              4.000%       12/17/2004                     1,925,000     1,011,919
                                                                                                        ------------
                                                                                                         164,455,139
                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR              VALUE
SECURITY                                        RATE           MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
GERMANY -- 1.3%
Colt Telecom Group PLC 144A Notes                7.625%       07/31/2008            DEM      5,600,000  $  2,418,946
Exide Holding Corp.                              9.125%       04/15/2004                    10,000,000     3,263,658
Exide Holding Europe 144A Notes                  9.125%       04/15/2004                     1,625,000       530,344
                                                                                                        ------------
                                                                                                           6,212,948
                                                                                                        ------------
JAPAN -- 26.9%
Deutsche Ausgleichsbank                          1.850%       09/20/2010            JPY  1,379,000,000    12,255,347
Deutsche Telekom                                 1.500%       06/15/2005                   269,000,000     2,327,062
Development Bank of Japan                        1.750%       06/21/2010                 1,175,000,000    10,299,813
FNMA Global Bond                                 2.125%       10/09/2007                   890,000,000     8,186,209
Ford Motor Credit Co.                            1.200%       02/07/2005                 1,470,000,000    12,605,254
IBM Corp. Notes                                  0.900%       04/14/2003                   635,000,000     5,540,487
Italy Euroyen Notes                              1.800%       02/23/2010                 1,050,000,000     9,266,184
KFW International Finance                        1.750%       03/23/2010                   547,000,000     4,847,360
McDonald's Corp.                                 2.000%       03/09/2010                   885,000,000     7,679,568
Mexican Notes NCL                                3.100%       04/24/2002                   551,000,000     4,878,174
Oesterreich KontrollBank                         1.800%       03/22/2010                 1,522,000,000    13,523,625
Procter & Gamble                                 1.500%       12/07/2005                 1,130,000,000     9,991,917
Province of Ontario                              1.875%       01/25/2010                 1,296,000,000    11,512,195
Westpac Banking                                  0.875%       09/22/2003                 1,091,000,000     9,520,282
                                                                                                        ------------
                                                                                                         122,433,477
                                                                                                        ------------
NEW ZEALAND -- 6.0%
Fletcher Challenge                               8.000%       03/15/2001            NZD      8,030,000     3,558,457
New Zealand Government                           8.000%       11/15/2006                    32,370,000    15,695,829
Nufarm Ltd. Notes                                9.800%       04/15/2002                    17,600,000     7,951,172
                                                                                                        ------------
                                                                                                          27,205,458
                                                                                                        ------------
POLAND -- 0.3%
Poland Government Bond(b)                        0.000%       08/21/2002            PLN      8,385,000     1,576,875
                                                                                                        ------------
SINGAPORE -- 3.2%
Singapore Government                             3.500%       02/01/2004            SGD     14,700,000     8,519,222
Singapore Government                             5.125%       11/15/2004                     9,800,000     5,984,496
                                                                                                        ------------
                                                                                                          14,503,718
                                                                                                        ------------
SWEDEN -- 4.9%
Sweden Government Bond #1035                     6.000%       02/09/2005            SEK    142,750,000    15,940,769
Sweden Government Bond #1043                     5.000%       01/28/2009                    57,800,000     6,224,028
                                                                                                        ------------
                                                                                                          22,164,797
                                                                                                        ------------
UNITED KINGDOM -- 11.2%
British Sky Broadcasting                         7.750%       07/09/2009            GBP      3,900,000     5,436,065
General Electric Capital Corp.                   5.125%       01/12/2004                     3,050,000     4,441,746
Halifax PLC                                      6.375%       04/03/2008                       985,000     1,495,066
IPC Magazines 144A Step Up Notes(c)              0.000%       03/15/2008                     3,543,000     3,121,131
Inco Ltd.                                       15.750%       07/15/2006                       796,000     1,631,388
Lehman Brothers Holdings PLC                     6.950%       06/22/2004                     3,150,000     4,751,521
UK Treasury Gilt                                 8.500%       07/16/2007                     1,000,000     1,766,188

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          PAR              VALUE
SECURITY                                        RATE           MATURITY                  VALUE           (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
UK Treasury Gilt                                 9.000%       10/13/2008            GBP     10,470,000  $ 19,595,661
UK Treasury Gilt                                 9.500%       04/18/2005                     1,530,000     2,655,135
UK Treasury Gilt Stock                           6.750%       11/26/2004                     3,300,000     5,195,764
William Hill Finance                            10.625%       04/30/2008                       500,000       761,481
                                                                                                        ------------
                                                                                                          50,851,146
                                                                                                        ------------
YANKEE BONDS -- 1.4%
Bulgaria IAB Ser PDI(a)                          7.750%       07/28/2011            USD      1,620,000     1,221,075
Colt Telecom Group PLC Senior Step Up
  Notes(c)                                       0.000%       12/15/2006                     1,380,000     1,228,200
Mexico Global Bond                              11.375%       09/15/2016                     1,255,000     1,468,350
Republic of Panama 144A Notes                    7.875%       02/13/2002                     2,190,000     2,162,625
                                                                                                        ------------
                                                                                                           6,080,250
                                                                                                        ------------
Total Foreign Government/Other (Cost $454,039,867)                                                       445,574,261
                                                                                                        ------------
TOTAL BONDS AND NOTES (COST $454,039,867)                                                                445,574,261

                                                                                             CONTRACT
                                                                                               SIZE
                                                                                            ----------

PURCHASED OPTIONS -- 1.5%
ARS Put/USD Call, Strike Price 1.05, 11/07/2001 (USD)                                        5,666,667       189,267
DEM 5.25% Call, Strike Price 101.58, 04/09/2001 (EUR)                                        8,700,000       153,616
DEM 5.25% Call, Strike Price 101.71, 05/31/2001 (EUR)                                        6,575,000       125,905
DEM 5.38% Call, Strike Price 99.12, 02/01/2001 (EUR)                                         6,500,000       290,192
JPY Put, Strike Price 150.00, 02/08/2001 (JPY)                                              13,450,000             0
JPY Put/AUD Call, Strike Price 68.75, 01/09/2001 (AUD)                                      15,250,000             0
JPY Put/EUR Call, Strike Price 105.00, 06/08/2001
  (EUR)                                                                                     15,100,000       612,335
JPY Put/EUR Call, Strike Price 110.25, 12/06/2001
  (EUR)                                                                                      9,800,000       305,417
JPY Put/USD Call, Strike Price 115.00, 11/16/2001
  (USD)                                                                                     20,000,000       436,000
JPY Put/USD Call, Strike Price 120.00, 11/07/2001
  (JPY)                                                                                     10,850,000       138,913
Put 6 Month 4.50%, Strike Price 7.62, 02/02/2001
  (USD)(d)                                                                                      75,000             0
Put 6 month 9.50% Put, Strike Price 7.56, 02/12/2001
  (USD)(d)                                                                                      68,950             0
USD Put/AUD Call, Strike Price 0.59, 01/16/2001 (USD)                                        7,600,000         2,964
USD Put/MXP Call, Strike Price 10.00, 4/12/2001 (USD)                                        2,625,000        73,048
USD Put/MXP Call, Strike Price 8.25, 04/12/2001 (USD)                                        5,250,000             0
USD Put/ZAR Call, Strike Price 7.32, 03/22/2001 (USD)                                        2,986,840        18,542
UST 5.75% Call, Strike Price 101.41, 04/25/2001 (USD)                                          118,000       434,203
UST 5.75% Call, Strike Price 102.82, 02/12/2001 (USD)                                           70,000       165,620
UST 6.00% Call, Strike Price 95.59, 02/01/2001 (USD)                                           100,000       991,016
UST 6.00% Call, Strike Price 95.98, 01/05/2001 (USD)                                           100,000       963,100
UST 6.50% Call, Strike Price 100.88, 02/22/2001 (USD)                                          190,000     1,623,906
UST 6.50% Put, Strike Price 100.00, 02/22/2001 (USD)                                           190,000           209
UST 6.75% Call, Strike Price 104.45, 02/02/2001 (USD)                                           75,000       159,900
                                                                                                        ------------
TOTAL PURCHASED OPTIONS (COST $3,619,257)                                                                  6,684,153
                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                   VALUE
SECURITY                                                                         (NOTE 1A)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%

REPURCHASE AGREEMENTS -- 0.7%
Tri-party repurchase agreement dated 12/29/00 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/01,
with a maturity value of $3,404,751 and an effective yield of
5.03%, collateralized by a U.S. Government Obligation with a rate of 5.25%, a maturity date of 11/15/28 and an agrregate market
value of $3,471,271.                                                           $   3,402,849
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,402,849)                                     3,402,849
                                                                                ------------
TOTAL INVESTMENTS -- 100.2% (COST $461,061,973)                                $ 455,661,263

OTHER ASSETS, LESS LIABILITIES -- (0.2%)                                          (1,115,349)
                                                                               -------------
NET ASSETS -- 100.0%                                                           $ 454,545,914
                                                                               =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
IAB - Interest Arrears Bonds
NCL - Non-callable
PDI - Past Due Interest Bonds
UST - United States Treasury
ARS - Argentinian Peso
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen
MXP - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar
ZAR - South African Rand
(a)   Variable Rate Security; rate indicated is as of 12/31/00.
(b)   Zero coupon security.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(d)   Option on swap agreement.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of up to 0.25% of the average daily net assets of the Service Class of shares. Each class votes separately as a class only with respect to its own distribution plan (Service Class only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $42,835,858 and $19,786,516 which expire on December 31, 2007 and 2008, respectively. The Fund elected to defer to its fiscal year ending December 31, 2001 $23,294,559 of losses recognized during the period November 1, 2000 to December 31, 2000.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      H. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class shares, are charged to the Service Class operations.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of SA&W, provided investment advisory and administrative services and was paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W and SIMCO voluntarily agreed to limit the Service Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the period ended December 31, 2000, so that the Service Class annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service
      Fee). Pursuant to these agreements, for the period ended December 31, 2000, SA&W and SIMCO reimbursed the Service Class $6,999 for class specific operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   SERVICE FEE:

      Pursuant to a service plan, the Service Class pays the service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to account administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2000 were as follows:

                                                                 PURCHASES            SALES
                                                               --------------     --------------

      U.S. Government Securities                               $  101,874,377     $  102,986,566
                                                               ==============     ==============
      Investments (non-U.S.Government Securities)              $1,666,354,673     $2,112,586,089
                                                               ==============     ==============

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED         YEAR ENDED
      INSTITUTIONAL CLASS:                                     DECEMBER 31, 2000  DECEMBER 31, 1999
      --------------------                                     -----------------  -----------------
      Shares sold                                                   3,555,296         12,454,256
      Shares issued to shareholders in payment of
        distributions declared                                      4,143,099          3,856,026
      Shares redeemed                                             (33,064,577)       (25,229,550)
                                                                 ------------       ------------
      Net decrease                                                (25,366,182)        (8,919,268)
                                                                 ============       ============

                                                                FOR THE PERIOD
                                                                APRIL 25, 2000
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
      SERVICE CLASS:                                           DECEMBER 31, 2000
      --------------                                           -----------------
      Shares sold                                                   31,440
      Shares issued to shareholders in payment of
        distributions declared                                       1,979
      Shares redeemed                                              (22,085)
                                                                   -------
      Net increase                                                  11,334
                                                                   =======

      At December 31, 2000, one shareholder held of record approximately 100% of the total outstanding shares of the Service Class. Investment activity of this shareholder could have a material impact on the Fund.

(6)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                                $464,580,730
                                                                                    ============
      Gross unrealized appreciation                                                   18,624,139
      Gross unrealized depreciation                                                  (27,543,606)
                                                                                    ------------
      Net unrealized depreciation                                                   $ (8,919,467)
                                                                                    ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A summary of written option transactions for the year ended December 31, 2000 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS    PREMIUMS
                                                               -------------------  -------------
      Outstanding, beginning of period                                    7          $ 1,671,842
      Options written                                                    12            1,929,365
      Options expired                                                    (4)            (861,166)
      Options closed                                                    (11)          (2,386,525)
                                                                        ---          -----------
      Outstanding, end of period                                          4          $   353,516
                                                                        ===          ===========

      WRITTEN CALL OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS    PREMIUMS
                                                               -------------------  -------------
      Outstanding, beginning of period                                    8            $ 908,164
      Options written                                                    10              822,040
      Options expired                                                    (4)            (676,499)
      Options closed                                                     (9)            (717,674)
                                                                        ---            ---------
      Outstanding, end of period                                          5            $ 336,031
                                                                        ===            =========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS    PREMIUMS
                                                               -------------------  -------------
      Outstanding, beginning of period                                   10         $  8,904,897
      Options written                                                    23            2,768,734
      Options expired                                                    (4)            (578,672)
      Options closed                                                    (22)         (10,480,318)
                                                                        ---         ------------
      Outstanding, end of period                                          7         $    614,641
                                                                        ===         ============

      At December 31, 2000, the Fund held the following written put option contracts:

      SECURITY                                                      CONTRACTS           VALUE
      -------------------------------------------------------------------------------------------
      UST 5.75% Put, Strike Price 95.56, 02/12/2001                       1              $    77
      UST 5.75% Put, Strike Price 98.22, 04/25/2001                       1               23,969
      UST 6.50% Put, Strike Price 100.00, 02/22/2001                      1                  742
      UST 6.75% Put, Strike Price 100.68, 02/02/2001                      1                    8
                                                                                         -------
      Total (premiums received $353,516)                                                 $24,796
                                                                                         =======

      At December 31, 2000, the Fund held the following written call option contracts:

      SECURITY                                                      CONTRACTS           VALUE
      -------------------------------------------------------------------------------------------
      Call 6 month 4.50%, Strike Price 6.82, 02/02/2001                   1           $  198,075
      Call 6 month 9.50%, Strike Price 6.56, 02/12/2001                   1              254,627
      UST 6.00% Call, Strike Price 100.48, 01/05/2001                     1              513,800
      UST 6.00% Call, Strike Price 100.05, 02/01/2001                     1              549,609
      UST 6.50% Call, Strike Price 106.16, 02/22/2001                     1              676,875
                                                                                      ----------
      Total (premiums received $336,031)                                              $2,192,986
                                                                                      ==========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2000, the Fund held the following written cross currency option contracts:

      SECURITY                                                      CONTRACTS           VALUE
      -------------------------------------------------------------------------------------------
      ARS Put/MXP Call, Strike Price 1.15, 11/07/2001                     1             $114,343
      AUD Put/USD Call, Strike Price 0.56, 01/16/2001                     1              136,876
      USD Put/AUD Call, Strike Price 0.61, 01/16/2001                     1                    0
      USD Put/MXP Call, Strike Price 9.25, 04/12/2001                     1                2,835
      USD Put/MXP Call, Strike Price 9.50, 04/12/2001                     1               57,304
      USD Put/ZAR Call, Strike Price 7.06, 03/22/2001                     1                5,827
      ZAR Put/USD Call, Strike Price 8.06, 03/22/2001                     1               27,461
                                                                                        --------
      Total (premiums received $614,641)                                                $344,646
                                                                                        ========

      At December 31, 2000, the Fund had segregated sufficient securities for open written options contracts.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2000, the Fund held the following forward foreign currency and cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL         CONTRACT            MARKET        AGGREGATE      UNREALIZED
      CONTRACTS TO RECEIVE             AMOUNT             VALUE DATE            VALUE       FACE AMOUNT     GAIN/(LOSS)
      -----------------------------------------------------------------------------------------------------------------
      Argentinian Peso                  6,828,797         04/17/2002        $   6,399,998  $   6,245,390   $    154,608
      Canadian Dollar                   3,140,000         03/21/2001            2,095,410      2,084,364         11,046
      Euro Dollar                       3,276,000      03/21-08/22/2001         3,091,453      2,853,629        237,824
      Hong Kong Dollar                 96,470,000         08/13/2001           12,394,868     12,390,665          4,203
      Japanese Yen                  9,390,300,000      02/20-05/17/2001        83,331,089     97,448,435    (14,117,346)
      Polish Zloty                     10,489,330      01/16-08/03/2001         2,401,201      2,187,389        213,812
                                                                            -------------  --------------  ------------
      TOTAL                                                                 $109,714,019   $123,209,872    $(13,495,853)
                                                                            =============  ==============  ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   LOCAL PRINCIPAL        CONTRACT           MARKET        AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER             AMOUNT            VALUE DATE           VALUE       FACE AMOUNT    GAIN/(LOSS)
      --------------------------------------------------------------------------------------------------------------
      Argentinian Peso                  6,598,683        04/17/2002        $  6,184,333  $  6,032,970    $  (151,363)
      British Pound Sterling           33,475,000        03/21/2001          50,028,095    48,554,183     (1,473,912)
      Canadian Dollar                  26,470,000        03/21/2001          17,664,175    17,433,972       (230,203)
      Danish Krone                    108,180,000        03/21/2001          13,640,467    12,916,244       (724,223)
      Euro Dollar                     181,640,000     03/21-08/22/2001      171,057,678   161,549,571     (9,508,107)
      Hong Kong Dollar                171,352,470        08/13/2001          22,016,080    21,581,037       (435,043)
      Japanese Yen                 23,578,886,849     01/04-08/17/2001      210,004,858   227,047,531     17,042,673
      New Zealand Dollar               61,575,000        03/21/2001          27,203,666    25,953,862     (1,249,804)
      Polish Zloty                     18,647,454     01/16-08/03/2001        4,359,925     3,741,574       (618,351)
      Singapore Dollar                 25,830,000        03/21/2001          14,998,025    15,008,716         10,691
      Swedish Krona                   232,350,000        03/21/2001          24,703,421    24,228,363       (475,058)
                                                                           ------------  -------------   -----------
      TOTAL                                                                $561,860,723  $564,048,023    $ 2,187,300
                                                                           ============  =============   ===========

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                          MARKET         IN EXCHANGE            MARKET          CONTRACT        UNREALIZED
      CONTRACTS TO DELIVER                VALUE              FOR                 VALUE         VALUE DATE          GAIN
      --------------------------------------------------------------------------------------------------------------------
      Euro Dollar                        $965,479     Hungarian Forint         $970,909        02/09/2001         $5,430
                                         --------                              --------                           ------
      TOTAL                              $965,479                              $970,909                           $5,430
                                         ========                              ========                           ======

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the year ended December 31, 2000.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Fund entered into no such transactions during the year ended December 31, 2000.

(8)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $906,047. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.02 per share (0.09% of average daily net assets) and realized and unrealized gain per share would have increased by the same amount.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-038

                                                        [LOGO] STANDISH FUNDS(R)

                                                          Standish International
Financial Report                                          Fixed Income Fund II
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       Management Discussion and Analysis

Foreign bond markets posted strong, positive returns during the year 2000 as the global economy slowed from its torrid pace of 1999 and early 2000. The J.P. Morgan Non-U.S. Government Bond Index returned (2.47%) in 2000 while the Standish International Fixed Income Fund returned (2.73%) in the year. During the year, our success in country and duration management were offset by underperformance of the corporate bonds in the Fund resulting in this close to benchmark result.

As we entered the year, the global economy was in peak condition. U.S growth was well above trend, European growth was accelerating, Japan appeared as if it had turned the corner, and emerging market economies had recovered from the 97-98 crisis. The 10-year U.S. government bond at the time yielded 6.59%.

Several forces combined to put a swift end to the millennium party. Central banks were raising interest rates, oil prices rose taxing growth, and corporate earnings fell dragging the stock market and the wealth effect with it. Economic growth quickly cooled and it became clear that central bank policy would need to support growth rather than fight inflation. Yields fell in all major bond markets in 2000 with the U.S. market leading the way. By the end of the year, the 10-year Treasury yielded 5.11%.

The U.S. dollar was quite strong during the year. The U.S. markets continued to attract capital despite the deteriorating economic environment and the growing current account deficit. The dollar strength resulted in unhedged foreign bond returns being several percent lower than hedged returns.

The Fund benefited from country positioning and duration management during the year. The Fund was overweight in three of the four best performing markets; Sweden, Canada, and the U.S. In addition, the Fund was underweight Japan, which was the worst performing market in our benchmark. The duration of the Fund was longer than the benchmark throughout the year, which added to performance during this period of falling interest rates.

The Fund's weighting in corporate bonds was a drag on performance in 2000. The yield spread between corporate bonds and government bonds widened globally as economic growth slowed, default rates rose, and government bonds became more dear due to shrinking supply. Although the Fund contains securities of companies that we believe are well positioned to withstand a slower growth environment, virtually every sector and quality grouping underperformed government bonds.

We believe that the Fund is well positioned to outperform in 2001. Government bonds are more fully valued at current levels although they should be well supported by slowing growth and declining inflation pressures. The corporate bonds in our portfolio are trading at high yield levels relative to government bonds and we believe they will benefit from more accommodative monetary policy and steeper yield curves. We believe that the yield advantage of our portfolio relative to the index and the potential for spread contraction will lead to attractive relative returns in the year ahead.

We appreciate your support during the year and we look forward to working on your behalf towards superior, risk-adjusted returns in 2001.


/s/ W. Charles Cook

W. Charles Cook

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

             Comparison of Change in Value of $100,000 Investment in
                  Standish International Fixed Income Fund II,
            the J.P. Morgan Unhedged Non-U.S. Government Bond Index,
                         and the Lehman Aggregate Index

[The following table was represented as a line chart in the printed material.]

            Standish
            International  Lehman         J.P. Morgan
            Fixed Income   Aggregate      Unhedged Non-U.S.
            Fund II        Index          Gov't Bond Index

            100000         100000         100000
            102900          99580         103340
            103050          99530         103743
            104605         100685         105548
            104757         101057         105316
            102986         101047         103610
            102838         100562         103475
             98718         100230         100412
             98613         101443          98956
            101680         102782         102202
             97178         102484          97858
             98661         102437          98827
1 Year      100777         104568         101515
             98284         105517          98785
             96905         107047          97145
             96215         107722          96863
             94147         108433          94829
             96215         110211          96763
            100034         112261         100905

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2000)

                                               Since
                                             Inception
                              1 Year         06/03/1999
                              ------         ----------

                              -2.73%           0.02%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $40,239,215)                                                    $41,044,583
  Receivable for investments sold                                         3,648
  Receivable for premiums on written options                              6,497
  Interest receivable                                                   865,595
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                         114,638
  Prepaid expenses                                                        5,068
                                                                    -----------
    Total assets                                                     42,040,029

LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                          $284,328
  Options written, at value (Note 6) (premiums
    received, $59,522)                                     95,323
  Accrued accounting, custody and transfer agent fees      21,210
  Accrued trustees' fees and expenses (Note 2)              2,323
  Accrued expenses and other liabilities                   22,386
                                                         --------
    Total liabilities                                                   425,570
                                                                    -----------
NET ASSETS                                                          $41,614,459
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $42,133,791
  Accumulated net realized loss                                        (597,574)
  Distributions in excess of net investment income                     (554,877)
  Net unrealized appreciation                                           633,119
                                                                    -----------
TOTAL NET ASSETS                                                    $41,614,459
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,205,752
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     18.87
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                   $ 1,860,484
                                                                    -----------
    Total investment income                                           1,860,484

EXPENSES
  Investment advisory fee (Note 2)                     $   133,527
  Accounting, custody, and transfer agent fees             125,240
  Legal and audit services                                  27,240
  Trustees' fees and expenses (Note 2)                       5,498
  Insurance expense                                          3,450
  Registration fees                                          2,990
  Miscellaneous                                              3,574
                                                       -----------
    Total expenses                                         301,519

Deduct:
  Waiver of investment advisory fee (Note 2)              (133,527)
  Reimbursement of Fund operating expenses (Note 2)        (78,811)
                                                       -----------
    Total expense deductions                              (212,338)
                                                       -----------
      Net expenses                                                       89,181
                                                                    -----------
        Net investment income                                         1,771,303
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                    (2,158,268)
    Written options transactions                            56,315
    Foreign currency transactions and forward
      foreign currency exchange contracts                 (564,226)
                                                       -----------
      Net realized loss                                              (2,666,179)
  Change in unrealized appreciation (depreciation)
    Investment securities                                1,206,983
    Written options                                        (23,306)
    Foreign currency and forward foreign currency
      exchange contracts                                  (289,508)
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                                  894,169
                                                                    -----------
    Net realized and unrealized loss                                 (1,772,010)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $      (707)
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                                JUNE 30, 1999
                                                                              (COMMENCEMENT OF
                                                            YEAR ENDED         OPERATIONS) TO
                                                         DECEMBER 31, 2000    DECEMBER 31, 1999
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 1,771,303          $   837,544
  Net realized gain (loss)                                   (2,666,179)             318,799
  Change in net unrealized appreciation (depreciation)          894,169             (261,050)
                                                            -----------          -----------
  Net increase (decrease) in net assets from investment
    operations                                                     (707)             895,293
                                                            -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G)
  From net investment income                                   (123,554)            (837,544)
  In excess of net investment income                                 --             (545,993)
                                                            -----------          -----------
  Total distributions to shareholders                          (123,554)          (1,383,537)
                                                            -----------          -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           17,615,924           30,574,577
  Value of shares issued to shareholders in payment of
    distributions declared                                      123,554            1,383,537
  Cost of shares redeemed                                            --           (7,470,628)
                                                            -----------          -----------
  Net increase in net assets from Fund share
    transactions                                             17,739,478           24,487,486
                                                            -----------          -----------
TOTAL INCREASE IN NET ASSETS                                 17,615,217           23,999,242

NET ASSETS
  At beginning of year                                       23,999,242                   --
                                                            -----------          -----------
  At end of year (including distributions in excess of
    net investment income of $554,877 and $44,068)          $41,614,459          $23,999,242
                                                            ===========          ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         JUNE 30, 1999
                                                          YEAR ENDED   (COMMENCEMENT OF
                                                         DECEMBER 31,   OPERATIONS) TO
                                                             2000      DECEMBER 31, 1999
                                                         ------------  -----------------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 19.47          $ 20.00
                                                           -------          -------
FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.98(1)          0.61(1)
  Net realized and unrealized loss on investments            (1.50)           (0.04)
                                                           -------          -------
Total from investment operations                             (0.52)            0.57
                                                           -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.08)           (0.67)
  In excess of net investment income                            --            (0.43)
                                                           -------          -------
Total distributions to shareholders                          (0.08)           (1.10)
                                                           -------          -------
NET ASSET VALUE, END OF YEAR                               $ 18.87          $ 19.47
                                                           =======          =======
TOTAL RETURN+++                                              (2.73)%           2.84%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)                      0.27%            0.00%+
  Net Investment Income (to average daily net assets)         5.30%            5.93%+
  Portfolio Turnover                                           216%              91%++
  Net Assets, End of Year (000's omitted)                  $41,614          $23,999

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

     Net investment income per share                       $  0.86(1)       $  0.51(1)

     Ratios (to average daily net assets):
       Expenses                                               0.90%            1.02%+
       Net investment income                                  4.67%            4.91%+

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.6%

FOREIGN GOVERNMENT/OTHER -- 89.9%

CANADA -- 3.9%
Canada Government                                     5.500%              06/01/2009     CAD       55,000      $    36,897
Canada Government                                     6.000%              09/01/2005              565,000          386,819
Canada Government                                     6.000%              06/01/2008            1,710,000        1,180,798
                                                                                                               -----------
                                                                                                                 1,604,514
                                                                                                               -----------
DENMARK -- 3.0%
Denmark Realkredit                                    5.000%              10/01/2019     DKK    7,131,000          836,947
Kingdom of Denmark                                    7.000%              12/15/2004            3,155,000          426,215
                                                                                                               -----------
                                                                                                                 1,263,162
                                                                                                               -----------
EURO -- 37.6%
Bundes Obligation Ser 124 Notes                       4.500%              08/19/2002     EUR       20,000           18,772
Clear Channel Communications 144A                     6.500%              07/07/2005              115,000          107,431
Depfa Pfandbriefbank Global                           5.500%              01/15/2010              220,000          207,949
Deutsche Bahn Finance BV                              6.000%              06/15/2010              205,000          198,033
Deutschland Republic                                  4.125%              07/04/2008               75,000           67,417
Deutschland Republic                                  4.750%              07/04/2028              275,500          234,949
Deutschland Republic                                  5.250%              07/04/2010            1,175,000        1,133,304
Deutschland Republic                                  5.250%              01/04/2011              630,000          608,354
Deutschland Republic                                  5.625%              01/04/2028              535,000          516,517
Deutschland Republic                                  6.500%              10/14/2005              245,000          248,219
Deutschland Republic                                  6.500%              07/04/2027              205,000          220,356
Enron Corp.                                           4.375%              04/08/2005              185,000          165,505
European Investment Bank                              5.625%              10/15/2010              420,000          401,548
FHLMC                                                 5.750%              09/15/2010              420,000          405,125
Ford Motor Credit Co.                                 6.125%              09/19/2005              110,000          105,533
France O.A.T                                          6.000%              10/25/2025              450,000          452,195
French Treasury Bill                                  4.750%              03/12/2002            1,280,000        1,202,853
Gillette Co.                                          5.250%              12/30/2002              430,000          407,791
International Lease Finance Corp.                     4.125%              07/12/2004              460,000          415,855
Italian Government                                    4.750%              07/01/2005               85,000           79,869
Italian Government BTPS Notes NCL                     5.500%              11/01/2010            1,110,000        1,068,006
Italian Government BTPS Notes NCL                     6.500%              11/01/2027              390,000          401,238
KPN-Qwest B.V. 144A Private Placement                 7.125%              06/01/2009              245,000          201,234
Kingdom of Belgium                                    5.500%              03/28/2028            1,650,000        1,491,083
Kingdom of Belgium                                    5.750%              09/28/2010              250,000          242,818
Lehman Brothers Holdings PLC Medium Term Notes(a)     5.344%              08/25/2003              300,000          279,639
Level 3 Communications Inc. Senior Notes             10.750%              03/15/2008               70,000           54,867
MBNA Corp. Series 6                                   4.375%              08/19/2004              230,000          208,323
Mannesmann Finance(a)                                 4.698%              07/15/2002              150,000          140,473
Mannesmann Finance                                    4.750%              05/27/2009              235,000          199,847
Metromedia Fiber Network Senior Notes                10.000%              12/15/2009              230,000          183,516
Netherland Government Notes                           5.500%              07/15/2010            1,045,000        1,017,236
PTC International Finance II SA                      11.250%              12/01/2009              140,000          125,504
Royal Bank of Scotland 144A                           6.770%              03/31/2049              175,000          168,572
Slovak Wireless                                      11.250%              03/30/2007               75,000           66,882

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE                MATURITY               VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Spanish Government                                    4.250%              07/30/2002    EUR     1,130,000      $ 1,055,822
Stagecoach Holdings PLC                               6.000%              11/24/2004              170,000          138,475
Tate & Lyle International Finance                     5.750%              10/06/2006              125,000          113,704
Treuhandanstalt                                       6.250%              03/04/2004            1,150,000        1,134,020
Tyco International Group SA                           6.125%              04/04/2007              125,000          117,547
Versatel Telecom BV                                   4.000%              12/17/2004               95,000           49,939
                                                                                                               -----------
                                                                                                                15,656,320
                                                                                                               -----------
GERMANY -- 0.7%
Colt Telecom Group PLC 144A Notes                     7.625%              07/31/2008    DEM       500,000          215,977
Exide Holding Europe 144A Notes                       9.125%              04/15/2004              275,000           89,751
                                                                                                               -----------
                                                                                                                   305,728
                                                                                                               -----------
JAPAN -- 22.8%
Deutsche Ausgleichsbank                               1.850%              09/20/2010    JPY    69,000,000          613,212
Deutsche Telekom                                      1.500%              06/15/2005           60,000,000          519,047
Development Bank of Japan                             1.750%              06/21/2010           84,000,000          736,327
FNMA Global Bond                                      2.125%              10/09/2007           60,000,000          551,879
Ford Motor Credit Co.                                 1.200%              02/07/2005           50,000,000          428,750
IBM Corp. Notes                                       0.900%              04/14/2003           24,000,000          209,404
Italy Euroyen Notes                                   1.800%              02/23/2010           70,000,000          617,746
KFW International Finance                             1.750%              03/23/2010           31,000,000          274,713
Kingdom of Spain                                      3.100%              09/20/2006           50,000,000          485,401
McDonald's Corp.                                      2.000%              03/09/2010           16,000,000          138,840
Mexican Notes NCL                                     3.100%              04/24/2002           35,000,000          309,866
Oesterreich KontrollBank                              1.800%              03/22/2010          155,000,000        1,377,242
Procter & Gamble                                      1.500%              12/07/2005           20,000,000          176,848
Province of Ontario                                   1.875%              01/25/2010          301,000,000        2,673,743
Spanish Government                                    4.750%              03/14/2005           10,000,000          101,539
Westpac Banking                                       0.875%              09/22/2003           27,000,000          235,607
                                                                                                               -----------
                                                                                                                 9,450,164
                                                                                                               -----------
NEW ZEALAND -- 3.3%
New Zealand Government                                8.000%              11/15/2006    NZD     2,825,000        1,369,809
                                                                                                               -----------
POLAND -- 0.3%
Poland Government Bond(b)                             0.000%              08/21/2002    PLN       760,000          142,925
                                                                                                               -----------
SWEDEN -- 7.9%
Sweden Government Bond #1035                          6.000%              02/09/2005    SEK    24,025,000        2,682,851
Sweden Government Bond #1043                          5.000%              01/28/2009            5,500,000          592,252
                                                                                                               -----------
                                                                                                                 3,275,103
                                                                                                               -----------
UNITED KINGDOM -- 9.5%
Abbey National Treasury                               7.750%              12/31/2003    GBP       150,000          234,766
Halifax PLC                                           6.375%              04/03/2008               60,000           91,070
IPC Magazines 144A Step Up Notes(c)                   0.000%              03/15/2008              175,000          154,163
Inco Ltd.                                            15.750%              07/15/2006              200,000          409,896
Lehman Brothers Holdings PLC                          6.950%              06/22/2004              230,000          346,937

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
UK Treasury Gilt                                      8.500%              07/16/2007    GBP       450,000      $   794,785
UK Treasury Gilt                                      9.000%              10/13/2008              380,000          711,208
UK Treasury Gilt                                      9.500%              04/18/2005              210,000          364,430
UK Treasury Gilt Stock                                6.750%              11/26/2004              490,000          771,492
William Hill Finance                                 10.625%              04/30/2008               50,000           76,148
                                                                                                               -----------
                                                                                                                 3,954,895
                                                                                                               -----------
YANKEE BONDS -- 0.9%
Colt Telecom Group PLC Senior Step Up Notes(c)        0.000%              12/15/2006    USD       115,000          102,350
Mexico Global Bond                                   11.375%              09/15/2016              120,000          140,400
Republic of Panama 144A Notes                         7.875%              02/13/2002              150,000          148,125
                                                                                                               -----------
                                                                                                                   390,875
                                                                                                               -----------
Total Foreign Government/Other (Cost $36,856,545)                                                               37,413,495
                                                                                                               -----------
U.S. TREASURY OBLIGATIONS -- 4.7%

TREASURY BONDS -- 1.4%
U.S. Treasury Bond                                    6.250%              05/15/2030              505,000          563,388
                                                                                                               -----------
TREASURY NOTES -- 3.3%
U.S. Treasury Note                                    6.000%              08/15/2009              950,000        1,002,402
U.S. Treasury Note                                    7.875%              11/15/2004              350,000          383,194
                                                                                                               -----------
                                                                                                                 1,385,596
                                                                                                               -----------
Total U.S. Treasury Obligations (Cost $1,878,434)                                                                1,948,984
                                                                                                               -----------
TOTAL BONDS AND NOTES (COST $38,734,979)                                                                        39,362,479
                                                                                                               -----------

                                                                                                CONTRACT
                                                                                                  SIZE
                                                                                                ---------
PURCHASED OPTIONS -- 0.8%
ARS Put/USD Call, Strike Price 1.05,
  11/07/2001 (USD)                                                                                357,142           11,929
DEM 5.25% Call, Strike Price 101.58,
  04/09/2001 (EUR)                                                                                425,000            7,504
DEM 5.25% Call, Strike Price 101.71,
  05/31/2001 (EUR)                                                                                425,000            8,138
DEM 5.38% Call, Strike Price 99.12,
  02/01/2001 (EUR)                                                                                225,000           10,045
JPY Put/AUD Call, Strike Price 68.75,
  01/09/2001 (AUD)                                                                                350,000                0
JPY Put/EUR Call, Strike Price 105.00,
  06/08/2001 (EUR)                                                                              1,300,000           52,718
JPY Put/EUR Call, Strike Price 110.25,
  12/06/2001 (EUR)                                                                                225,000            7,012
JPY Put/USD Call, Strike Price 115.00,
  11/16/2001 (USD)                                                                              2,000,000           43,600
JPY Put/USD Call, Strike Price 120.00,
  11/07/2001 (JPY)                                                                                225,000            2,881
USD Put/AUD Call, Strike Price 0.59,
  01/16/2001 (USD)                                                                                390,000              152
USD Put/MXP Call, Strike Price 10.00,
  4/12/2001 (USD)                                                                                  70,000            1,948
USD Put/MXP Call, Strike Price 8.25,
  04/12/2001 (USD)                                                                                140,000                0
USD Put/ZAR Call, Strike Price 7.32,
  03/22/2001 (USD)                                                                                148,196              920
UST 5.75% Call, Strike Price 101.41,
  04/25/2001 (USD)                                                                                  4,750           17,478
UST 6.00% Call, Strike Price 95.59,
  02/01/2001 (USD)                                                                                  2,200           21,802
UST 6.00% Call, Strike Price 95.98,
  01/05/2001 (USD)                                                                                  2,250           21,670
UST 6.50% Call, Strike Price 100.88,
  02/22/2001 (USD)                                                                                  4,500           38,461
UST 6.50% Call, Strike Price 100.89,
  03/05/2001 (USD)                                                                                  4,500           38,355

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                    CONTRACT      VALUE
SECURITY                                                              SIZE      (NOTE 1A)
-------------------------------------------------------------------------------------------
UST 6.50% Call, Strike Price 99.53, 02/16/2001 (USD)                  4,000     $    39,932
UST 6.50% Put, Strike Price 100.00, 02/22/2001 (USD)                  4,500               5
UST 6.50% Put, Strike Price 95.52, 03/05/2001 (USD)                   4,500               0
                                                                                -----------
TOTAL PURCHASED OPTIONS (COST $146,682)                                             324,550
                                                                                -----------
SHORT-TERM INVESTMENTS -- 3.2%

REPURCHASE AGREEMENTS -- 3.2%
Tri-party repurchase agreement dated 12/29/00 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/01,
with a maturity value of $1,358,313 and an effective yield of
5.03%, collateralized by a U.S. Government Obligation with a rate of 5.25%, a maturity date of 11/15/28 and an aggregate market
value of $1,386,569.                                                              1,357,554
                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,357,554)                                    1,357,554
                                                                                -----------
TOTAL INVESTMENTS -- 98.6% (COST $40,239,215)                                   $41,044,583

OTHER ASSETS, LESS LIABILITIES -- 1.4%                                              569,876
                                                                                -----------
NET ASSETS -- 100.0%                                                            $41,614,459
                                                                                ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
NCL - Non-callable
UST - United States Treasury
ARS - Argentinian Peso
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
DKK - Danish Krone
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen
MXP - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
USD - United States Dollar
ZAR - South African Rand
(a)  Variable Rate Security; rate indicated is as of 12/31/00.
(b)  Zero coupon security.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund II (the "Fund") is a separate non-diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 2000, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $112,440 and $468,289 which expire on December 31, 2007 and 2008, respectively. The Fund elected to defer to its fiscal year ending December 31, 2001 losses of $642,123 recognized during the period from November 1, 2000 to December 31, 2000.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      H. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.55% of the Fund's average daily net assets for the year ended December 31, 2000. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of SA&W, provided investment advisory and administrative services and was paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit the total operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) to 0.55% of the Fund's average daily net assets for the period from August 1, 2000 to October 31, 2000 and 0.00% for the period from January 1, 2000 to July 31, 2000. Pursuant to these agreements, for the year ended December 31, 2000, SA&W and SIMCO voluntarily did not impose $133,527 of their investment advisory fees and reimbursed the Fund for $78,811 of its operating expenses. These agreements are voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2000 were as follows:

                                                       PURCHASES      SALES
                                                      -----------  -----------
      U.S. Government Securities                      $ 5,336,184  $ 4,113,480
                                                      ===========  ===========
      Investments (non-U.S.Government Securities)     $78,734,597  $62,314,482
                                                      ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                FOR THE PERIOD
                                                                 JUNE 30, 1999
                                                               (COMMENCEMENT OF
                                               YEAR ENDED       OPERATIONS) TO
                                            DECEMBER 31, 2000  DECEMBER 31, 1999
                                            -----------------  -----------------
      Shares sold                                966,428           1,526,875
      Shares issued to shareholders in
        payment of distributions declared          6,530              70,162
      Shares redeemed                                 --            (364,243)
                                                 -------           ---------
      Net increase                               972,958           1,232,794
                                                 =======           =========

      At December 31, 2000, one shareholder held of record approximately 93% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which SA&W and its affiliates have either sole or joint investment discretion.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      On June 30, 1999, the Fund was formed with an initial contribution of securities in kind, redeemed from the Standish International Fixed Income Fund, having a market value of $29,400,000 which includes interest receivable of approximately $700,000.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $40,306,014
                                                                    ===========
      Gross unrealized appreciation                                   1,701,155
      Gross unrealized depreciation                                    (962,586)
                                                                    -----------
      Net unrealized appreciation                                   $   738,569
                                                                    ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Funds Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of such transactions for the year ended December 31, 2000 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS   PREMIUMS
                                                               -------------------  -----------
      Outstanding, beginning of period                                  4             $ 16,529
      Options written                                                  11               48,680
      Options expired                                                  (3)             (15,258)
      Options closed                                                   (9)             (35,513)
                                                                      ---             --------
      Outstanding, end of period                                        3             $ 14,438
                                                                      ===             ========

      WRITTEN CALL OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS   PREMIUMS
                                                               -------------------  -----------
      Outstanding, beginning of period                                  6             $ 15,219
      Options written                                                  10               20,935
      Options expired                                                  (2)              (9,741)
      Options closed                                                   (8)             (13,202)
                                                                      ---             --------
      Outstanding, end of period                                        6             $ 13,211
                                                                      ===             ========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS   PREMIUMS
                                                               -------------------  -----------
      Outstanding, beginning of period                                  2             $  9,122
      Options written                                                  22               77,698
      Options expired                                                  (2)              (3,187)
      Options closed                                                  (15)             (51,760)
                                                                      ---             --------
      Outstanding, end of period                                        7             $ 31,873
                                                                      ===             ========

      At December 31, 2000, the Fund held the following written put option contracts:

      SECURITY                                                      CONTRACTS          VALUE
      -----------------------------------------------------------------------------------------
      UST 5.75% Put, Strike Price 98.22, 04/25/2001                     1              $965
      UST 6.50% Put, Strike Price 100.00, 02/22/2001                    1                18
      UST 6.50% Put, Strike Price 95.52, 03/05/2001                     1                 0
                                                                                       ----
      Total (premiums received $14,438)                                                $983
                                                                                       ====

      At December 31, 2000, the Fund held the following written call option contracts:

      SECURITY                                                      CONTRACTS          VALUE
      -----------------------------------------------------------------------------------------
      UST 6.00% Call, Strike Price 100.48, 01/05/2001                   1             $11,561
      UST 6.00% Call, Strike Price 100.05, 02/01/2001                   1              12,091
      UST 6.25% Call, Strike Price 113.92, 01/12/2001                   1                 783
      UST 6.50% Call, Strike Price 104.53, 02/16/2001                   1              20,515
      UST 6.50% Call, Strike Price 106.16, 02/22/2001                   1              16,031
      UST 6.50% Call, Strike Price 106.27, 03/05/2001                   1              15,873
                                                                                      -------
      Total (premiums received $13,211)                                               $76,854
                                                                                      =======

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2000, the Fund held the following written cross currency option contracts:

      SECURITY                                                      CONTRACTS          VALUE
      -----------------------------------------------------------------------------------------
      ARS Put/MXP Call, Strike Price 1.15, 11/07/2001                   1             $ 7,206
      AUD Put/USD Call, Strike Price 0.56, 01/16/2001                   1               7,024
      USD Put/AUD Call, Strike Price 0.61, 01/16/2001                   1                   0
      USD Put/MXP Call, Strike Price 9.25, 04/12/2001                   1                  76
      USD Put/MXP Call, Strike Price 9.50, 04/12/2001                   1               1,528
      USD Put/ZAR Call, Strike Price 7.06, 03/22/2001                   1                 289
      ZAR Put/USD Call, Strike Price 8.06, 03/22/2001                   1               1,363
                                                                                      -------
      Total (premiums received $31,873)                                               $17,486
                                                                                      =======

      At December 31, 2000, the Fund had segregated sufficient securities for open written options contracts.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2000, the Fund held the following forward foreign currency or cross currency exchange contracts.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                       LOCAL PRINCIPAL         CONTRACT              MARKET          AGGREGATE       UNREALIZED
         CONTRACTS TO RECEIVE              AMOUNT             VALUE DATE              VALUE         FACE AMOUNT     GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         Argentinian Peso                     249,114         04/17/2002           $  233,471       $  228,659       $   4,812
         Euro Dollar                        1,606,127      03/19-08/22/2001         1,512,636        1,412,725          99,911
         Japanese Yen                     500,000,000         03/21/2001            4,415,513        4,516,712        (101,199)
         Polish Zloty                         421,680         08/03/2001               95,207           87,250           7,957
                                                                                   ----------       ----------       ---------
         TOTAL                                                                     $6,256,827       $6,245,346       $  11,481
                                                                                   ==========       ==========       =========

                                      LOCAL PRINCIPAL          CONTRACT              MARKET          AGGREGATE       UNREALIZED
         CONTRACTS TO DELIVER             AMOUNT              VALUE DATE              VALUE         FACE AMOUNT     GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         Argentinian Peso                   263,286           04/17/2002           $  246,753       $  240,809       $  (5,944)
         British Pound Sterling           1,450,000           03/21/2001            2,167,012        2,103,298         (63,714)
         Canadian Dollar                  2,000,000           03/19/2001            1,334,609        1,319,101         (15,508)
         Euro Dollar                        108,000        03/26-08/22/2001           101,950           99,523          (2,427)
         Hong Kong Dollar                 5,424,297           08/13/2001              696,936          690,000          (6,936)
         New Zealand Dollar               2,625,000        03/19-03/21/2001         1,159,726        1,106,160         (53,566)
         Polish Zloty                       976,139        01/16-08/03/2001           228,330          195,951         (32,379)
                                                                                   ----------       ----------       ---------
         TOTAL                                                                     $5,935,316       $5,754,842       $(180,474)
                                                                                   ==========       ==========       =========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                  MARKET                                      MARKET          CONTRACT     UNREALIZED
      CONTRACTS TO DELIVER         VALUE          IN EXCHANGE FOR              VALUE         VALUE DATE    GAIN/(LOSS)
      ----------------------------------------------------------------------------------------------------------------
      Euro Dollar               $   60,665     Hungarian Forint             $   61,006       02/09/2001      $   341
      New Zealand Dollar           158,533     Euro Dollar                     160,150       03/21/2001        1,617
      Swedish Krona              1,594,798     British Pound Sterling        1,592,143       03/21/2001       (2,655)
                                ----------                                  ----------                       -------
      TOTAL                     $1,813,996                                  $1,813,299                       $  (697)
                                ==========                                  ==========                       =======

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the year ended December 31, 2000.

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Fund entered into no such transactions during the year ended December 31, 2000.

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $81,224. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.04 per share (0.21% of average daily net assets) and realized and unrealized gain per share would have increased by the same amount.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund II (the "Fund"), at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-039

                                                        [LOGO] STANDISH FUNDS(R)

                                                                 Standish World
Financial Report                                                 High Yield Fund
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                       Management Discussion and Analysis

2000 was a difficult year for world high yield markets, as high yield bonds generally underperformed higher quality bond markets by a wide margin. This relative performance reflected both steeply falling government bond yields and rapidly rising credit spreads, all driven by declining economics growth expectations and increased risk aversion. In the midst of these unpleasant conditions, however, the Standish World High Yield Fund generated a positive total return and bested the return of the Lehman High Yield index by 8.70 percentage points. For the year, the fund returned 2.84% compared with the Lehman High Yield index return of (5.86%) and the Lehman Aggregate index return of 11.63%. During the year, the fund changed its primary benchmark to the Lehman High Yield index to better reflect the fund's underlying investment objectives.

2000 marked a point of inflection in both the real economy and the capital markets. The real economy, which began the year with an 8-year expansion at its back, finally began cool. After peaking at 6.3% in the second quarter of 2000, growth dropped precipitously and may, in fact, be moving into negative territory as this report is being written. The Federal Reserve began the year in a tightening mode and finished the year by changing its bias from tightening to easing. (In early January, the Fed actually cut rates 50 basis points in a surprise, between-meetings move.) Finally, equity markets had their long-past-due correction ending, at least temporarily, the longest bull market in modern history. Government bond yields fell dramatically in 2001, especially in the second half of the year, as it became more obvious that the economy was slowing more than expected.

In this year of transition, high yielding markets suffered on two fronts. First, early in 2000 before the decline in economic growth became obvious, high yield suffered as the yield curve inverted. In this environment, spreads on high yield bonds, which are priced off the intermediate portion of the yield curve, widened as intermediate yields rose faster than short-term yields. This occurred even though fundamental creditworthiness did not yet seem to be at risk. As evidence of this latter point, the realized default ratio was actually declining during the first half of the year.

In the second half, as indicators of economic weakness began to seep into the economy, the market began to discount substantially higher default risk into the high yield market, exacerbating an already tenuous situation. The result was the weakest high yield market since the 1990 recession. Weakness was led by the market's largest sector, telecom, where issuance had reached extreme levels during 1999 and which contains many undercapitalized, marginal companies. Weakness in telecom hit the Euro high yield market especially hard, as that market is dominated by telecom issuance, roughly 80% of the index. Emerging Markets debt was somewhat immune to the risk aversion that plagued other high yielding markets in 2000, posting returns of nearly 16%. However that return was distributed unevenly within the market, as only three countries, Russia, Ecuador and Mexico, outperformed the index. Most countries generated strong positive returns, however.

The fund was well-positioned for 2000, with substantial positions in both Emerging Markets and low BBB/crossover names. Both of these sectors did substantially better than traditional high yield. Our valuation models correctly indicated relatively less value in U.S. high yield. As the year progressed, we slowly took profits on selected EM and high grade positions and redeployed assets into high yield. Our models currently show significant value in U.S. high yield. Euro high yield was steadily reduced over the course of the year. This was based less on sectoral concerns than on sector and specific credit concerns, especially in telecom.

Our security selection was strongly positive on the year. Our preferred sectors included health care, gaming, media, waste and lodging and supermarkets. Most of these outperformed for the year. While our allocation to telecom credits was reasonably high during the period, our credit selection was strong positive for the year as we concentrated on better capitalize, fully-funded concerns with the strongest strategic positions. EM security selection was less strong, mainly as a result of a holding in Indonesia that deteriorated during the period. Otherwise, Russia and our large Latin American positions contributed to positive total returns.

Our outlook for 2001 is positive. We have re-emphasized U.S. high yield by trimming Emerging Market, crossover, and Euro high yield names. With the Fed action in early January, our confidence that U.S. authorities will act decisively with counter-cyclical measures is high. We expect economic growth to resume before the end of the year and for the steepening yield curve to support credit product in general, especially high yield. U.S. high yield has lagged higher grade fixed income significantly since the latter portion of 1997 and we believe that is about to change. Returns over the next few years should be quite attractive as markets correct and the yield advantage of high yield reasserts itself. In this environment, Emerging Markets returns are likely to be positive and best U.S. Treasuries, but will have a hard time keeping up with U.S. high yield. Euro high yield, as in 2000, is a bet on the telecom sector. In all likelihood, that means that 2001 will be strong, but volatile. Finally, the fund continues to hold various names in the crossover segment based on specific credit stories that offer attractive total returns versus higher quality BB and B names.


/s/ Dolores S. Driscoll

Dolores S. Driscoll

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

             Comparison of Change in Value of $100,000 Investment in
       Standish World High Yield Fund and the Lehman High Yield Index, and
                          the Lehman Aggregate Index.

[The following table was represented as a line chart in the printed material.]

            Standish       Lehman         Lehman
            World High     High Yield     Aggregate
            Yield Fund     Index          Index

            100000         100000         100000
            101500         101388         101190
            104400         104172         103922
            103950         103935         103039
            106049         105994         104564
            103919         106089         106080
            105238         107103         106568
            106200         108042         107644
            107546         109988         109022
            108271         110632         108935
            110189         111671         109305
            110346         112111         109874
1 Year      109978         112500         110912
            109770         112905         111855
            110782         113547         112090
            100285         107281         113914
            102526         107766         116580
            101877         105557         115962
            107831         109938         116623
            107115         110059         116973
            107566         111693         117803
            105876         111035         115742
            108476         112095         116379
            111966         114267         116751
2 Year      109105         112720         115724
            109633         112479         115353
            107773         112932         114869
            106436         111684         114811
            106781         110880         116143
            105658         110144         116573
            107549         111439         116561
            109472         112692         116002
            109535         112206         115622
            111046         112423         117020
            111163         110060         118561
            108922         110236         118223
3 Year      106552         109106         118168
            110335         111331         120626
            111443         112181         121721
            112942         112944         123486
            112162         111961         124264
            110637         108378         125085
            107718         104082         127130
            112581         106091         129488

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2000)

                                          Annualized Since
                                             Inception
                         1 Year    3 Year    06/02/1997
                         ------    ------    ----------

                         2.84%     1.96%        3.36%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish World High Yield Portfolio
    ("Portfolio"), at value (Note 1A)                            $31,818,247
  Deferred organization costs (Note 1D)                                5,142
  Prepaid expenses                                                     1,042
                                                                 -----------
    Total assets                                                  31,824,431

LIABILITIES
  Accrued accounting, custody and transfer agent fees   $ 4,382
  Accrued trustees' fees and expenses (Note 2)            1,000
  Accrued expenses and other liabilities                 12,464
                                                        -------
    Total liabilities                                                 17,846
                                                                 -----------
NET ASSETS                                                       $31,806,585
                                                                 ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $41,582,446
  Accumulated net realized loss                                   (5,332,608)
  Distributions in excess of net investment income                  (324,498)
  Net unrealized depreciation                                     (4,118,755)
                                                                 -----------
TOTAL NET ASSETS                                                 $31,806,585
                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                          2,002,954
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $     15.88
                                                                 ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                            $ 3,307,480
  Dividend income allocated from Portfolio                                 85,102
  Expenses allocated from Portfolio                                      (117,299)
                                                                      ----------
    Net investment income allocated from Portfolio                      3,275,283

EXPENSES
  Accounting, custody, and transfer agent fees           $    25,836
  Registration fees                                           16,175
  Legal and audit services                                    12,638
  Trustees' fees and expenses (Note 2)                         4,000
  Amortization of organizational expenses (Note 1D)            3,609
  Insurance expense                                              560
  Miscellaneous                                                6,278
                                                         -----------
    Total expenses                                            69,096

Deduct:
  Reimbursement of Fund operating expenses (Note 2)          (69,096)
                                                         -----------
    Net expenses                                                                0
                                                                      -----------
      Net investment income                                             3,275,283
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                      (1,260,884)
    Written options transactions                            (214,799)
    Foreign currency transactions and forward foreign
      currency exchange contracts                            428,892
                                                         -----------
      Net realized loss                                                (1,046,791)
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                 (1,460,254)
    Written options                                          309,029
    Foreign currency and forward foreign currency
      exchange contracts                                    (197,759)
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                 (1,348,984)
                                                                      -----------
    Net realized and unrealized loss on investments                    (2,395,775)
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $   879,508
                                                                      ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,275,283        $ 3,347,065
  Net realized loss                                          (1,046,791)        (1,916,911)
  Net change in net unrealized appreciation
    (depreciation)                                           (1,348,984)          (751,086)
                                                            -----------        -----------
  Net increase in net assets from investment operations         879,508            679,068
                                                            -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                 (3,618,639)        (3,347,065)
  In excess of net investment income                                 --           (227,812)
  Return of capital                                             (61,511)           (44,546)
                                                            -----------        -----------
  Total distributions to shareholders                        (3,680,150)        (3,619,423)
                                                            -----------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            4,382,121            261,396
  Value of shares issued to shareholders in payment of
    distributions declared                                      722,546            527,973
  Cost of shares redeemed                                    (1,635,431)        (7,168,363)
                                                            -----------        -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                              3,469,236         (6,378,994)
                                                            -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         668,594         (9,319,349)

NET ASSETS
  At beginning of year                                       31,137,991         40,457,340
                                                            -----------        -----------
  At end of year (including distributions in excess of
    net investment income of $324,498 and $158,425)         $31,806,585        $31,137,991
                                                            ===========        ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                                                                      JUNE 2, 1997
                                                YEAR ENDED DECEMBER 31,             (COMMENCEMENT OF
                                               -------------------------             OPERATIONS) TO
                                                2000         1999         1998      DECEMBER 31, 1997
                                               -------      -------      -------    -----------------
NET ASSET VALUE, BEGINNING OF YEAR             $ 17.39      $ 19.02      $ 20.51         $ 20.00
                                               -------      -------      -------         -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                          1.64(1)      1.84(1)      1.70(1)         0.98(1)
  Net realized and unrealized gain (loss) on
    investments                                  (1.19)       (1.45)       (1.52)           0.26
                                               -------      -------      -------         -------
Total from investment operations                  0.45         0.39         0.18            1.24
                                               -------      -------      -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (1.93)       (1.87)       (1.67)          (0.63)
  In excess of net investment income              0.00        (0.13)        0.00            0.00
  From net realized gain on investments           0.00         0.00         0.00           (0.10)
  From tax return of capital                     (0.03)       (0.02)        0.00            0.00
                                               -------      -------      -------         -------
Total distributions to shareholders              (1.96)       (2.02)       (1.67)          (0.73)
                                               -------      -------      -------         -------
NET ASSET VALUE, END OF YEAR                   $ 15.88      $ 17.39      $ 19.02         $ 20.51
                                               =======      =======      =======         =======
TOTAL RETURN+++                                   2.84%        2.20%        0.86%           6.20%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)      0.37%        0.00%        0.00%           0.00%+
  Net Investment Income (to average daily net
    assets)*                                     10.41%        9.87%        8.40%           8.07%+
  Net Assets, End of Year (000's omitted)      $31,807      $31,138      $40,457         $27,398

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose any of its investment adisory fee payable to the Portfolio and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

      Net investment income per share                $  1.64(1)   $  1.64(1)   $  1.51(1)      $  0.74(1)
      Ratios (to average daily net assets):
        Expenses(2)                                     1.11%       1.08%        0.91%            1.96%+
        Net investment income                           9.67%       8.79%        7.49%            6.11%+

(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish World High Yield Portfolio's (formerly, Standish Diversified Income Portfolio) allocated expenses.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish World High Yield Fund (formerly, Standish Diversified Income Fund) (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish World High Yield Portfolio (formerly, Standish Diversified Income Portfolio) (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 2000, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $1,365,591, $1,721,238 and $1,609,015 which expire on December 31, 2006, 2007 and 2008, respectively. The Fund elected to defer to its fiscal year ending December 31, 2001 losses of $917,025 recognized during the period from November 1, 2000 to December 31, 2000.

      D. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of SA&W, provided investment advisor and administrative services to the Portfolio. For the period April 1, 2000 through October 31, 2000, SIMCO voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. Prior to March 31, 2000, SIMCO voluntarily agreed to limit total operating expenses of the Fund and its pro rata share of the Portfolio expenses to 0.00% of the Fund's average daily net assets. Pursuant to these agreements, for the year ended December 31, 2000, SA&W and SIMCO voluntarily reimbursed the Fund for $69,096 of its operating expenses. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2000 aggregated $4,382,121 and $4,587,048 respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH WORLD HIGH YIELD FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31, 2000  DECEMBER 31, 1999
                                                               -----------------  -----------------
      Shares sold                                                    269,744              13,893
      Shares issued to shareholders in payment of
        distributions declared                                        45,360              29,761
      Shares redeemed                                               (102,247)           (380,241)
                                                                   ---------         -----------
      Net increase (decrease)                                        212,857            (336,587)
                                                                   =========         ===========

      At December 31, 2000, two shareholders held of record approximately 51% and 21%, of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's or Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss allocated from the Portfolio to the Fund in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will reduce the recorded cost of its investments (but not their market value) by approximately $16,144.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish World High Yield Fund (formerly, Standish Diversified Income Fund):

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish World High Yield Fund (formerly, Standish Diversified Income Fund) (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                           PAR           VALUE
SECURITY                                        RATE      MATURITY        VALUE        (NOTE 1A)
-------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 92.8%

ASSET BACKED -- 1.3%
Green Tree Financial Corp. 1997-6 B2
  Non-ERISA                                      7.750%  01/15/2029     USD  873,415  $   401,771
                                                                                      -----------
Total Asset Backed (Cost $819,679)                                                        401,771
                                                                                      -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
GE Capital Mortgage Services Inc.1994-1 B3
  144A Non-ERISA                                 6.500%  01/25/2024          227,965      186,468
                                                                                      -----------
Total Collateralized Mortgage Obligations (Cost $195,480)                                 186,468
                                                                                      -----------

CONVERTIBLE CORPORATE BONDS -- 1.8%
Exide Corp. 144A                                 2.900%  12/15/2005          460,000      184,580
Tenet Healthcare Corp.                           6.000%  12/01/2005          450,000      390,096
                                                                                      -----------
Total Convertible Corporate Bonds (Cost $758,542)                                         574,676
                                                                                      -----------

CORPORATE -- 59.6%

BANK BONDS -- 1.9%
Bank United Corp. Notes                          8.875%  05/01/2007          200,000      207,299
First Palm Beach Notes NCL                      10.350%  06/30/2002          100,000      102,196
GS Escrow Corp. 144A Notes                       7.125%  08/01/2005          100,000       94,025
Matrix Capital Corp. Notes NCL                  11.500%  09/30/2004          250,000      187,500
                                                                                      -----------
                                                                                          591,020
                                                                                      -----------

FINANCIAL -- 4.0%
Amresco Inc. Corp. Senior Sub Notes              9.875%  03/15/2005          175,000       94,500
Conseco Finance Trust Capital Notes              8.796%  04/01/2027          700,000      266,000
Conseco Finance Trust II                         8.700%  11/15/2026           75,000       28,500
Crescent Real Estate 144A Notes REIT             7.500%  09/15/2007          200,000      172,820
Fresenius Medical Capital Trust Notes            7.875%  02/01/2008           30,000      273,000
Meditrust, REIT                                  7.820%  09/10/2026          200,000      164,000
Phoenix Re-Insurance Corp. Capital Notes         8.850%  02/01/2027          175,000       75,250
Tanger REIT Senior Notes                         7.875%  10/24/2004          200,000      193,891
                                                                                      -----------
                                                                                        1,267,961
                                                                                      -----------

INDUSTRIAL BONDS -- 53.7%
AES Corp. Senior Notes                           9.375%  09/15/2010          625,000      643,750
Adelphia Communications                          8.125%  07/15/2003          175,000      162,750
Adelphia Communications Senior Notes             9.250%  10/01/2002          150,000      144,751
Adelphia Communications Senior Notes            10.875%  10/01/2010          300,000      286,500
Allied Waste Industries 144A Notes               7.375%  01/01/2004          125,000      121,250
Allied Waste Industries 144A Notes               7.625%  01/01/2006          150,000      142,500
Allied Waste Industries 144A Notes              10.000%  08/01/2009          250,000      235,000
Anchor Gaming 144A Senior Notes                  9.875%  10/15/2008          625,000      642,187
Argosy Gaming Co.                               10.750%  06/01/2009          175,000      182,875
At Home Corp.                                    4.750%  12/15/2006          200,000       98,240
Beckman Instruments                              7.450%  03/04/2008          475,000      458,092
CMS Eneregy Corp. Senior Notes                   9.875%  10/15/2007          625,000      653,366
CSC Holdings Inc.                                8.125%  08/15/2009          300,000      306,715
Charter Communications Holdings Inc. Senior
  Step Up Notes(a)                               0.000%  01/15/2010          100,000       57,750


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                           PAR           VALUE
SECURITY                                        RATE      MATURITY        VALUE        (NOTE 1A)
-------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (CONTINUED)
Charter Communications Holdings LLC              8.250%  04/01/2007     USD  775,000  $   709,125
Chattem Inc. Senior Sub Notes                    8.875%  04/01/2008          125,000       87,500
Conmed Corp. Notes                               9.000%  03/15/2008          175,000      140,000
D.R. Horton Inc.                                10.500%  04/01/2005           75,000       76,875
Exide Corp.                                     10.000%  04/15/2005          150,000      111,000
Extendicare Health Sevices Senior Notes          9.350%  12/15/2007          484,000      256,520
Fox Sports Networks LLC Step Up Notes(a)         0.000%  08/15/2007          275,000      233,750
Global Crossing Holding Ltd. Notes               9.625%  05/15/2008          400,000      380,000
HCA - The Healthcare Co.                         8.750%  09/01/2010          325,000      342,062
Horseshoe Gaming Holdings                        8.625%  05/15/2009          400,000      388,000
Horseshoe Gaming LLC Notes                       9.375%  06/15/2007          250,000      252,500
Huntsman ICI Chemicals LLC                       0.000%  12/31/2009          400,000      110,000
Huntsman ICI Chemicals LLC 144A                 10.125%  07/01/2009          150,000      144,000
Isle of Capri Casinos                            8.750%  04/15/2009          660,000      590,700
Lamar Media Corp.                                8.625%  09/15/2007          225,000      225,562
Lear Corp.                                       8.110%  05/15/2009          300,000      272,056
Level 3 Communications Inc. Senior Step Up
  Notes(a)                                       0.000%  03/15/2010          200,000       94,000
Lilly Industries Inc. Notes                      7.750%  12/01/2007          230,000      222,702
Marsh Supermarket, Inc. Series B                 8.875%  08/01/2007          425,000      382,500
McLeod USA Inc. Senior Notes                     8.375%  03/15/2008          875,000      765,625
Metromedia Fiber Network Senior Notes           10.000%  11/15/2008           75,000       63,750
Metromedia Fiber Network Senior Notes           10.000%  12/15/2009          100,000       85,000
Mohegan Tribal Gaming                            8.125%  01/01/2006          250,000      250,000
Mohegan Tribal Gaming                            8.750%  01/01/2009           50,000       50,125
Nextel Communications Inc.                       9.375%  11/15/2009          575,000      539,063
Ocean Energy Inc.                                7.625%  07/01/2005          325,000      326,219
Panavision Inc. Step Up Sub Notes(a)             0.000%  02/01/2006          450,000      103,500
Park Place Entertainment                         9.375%  02/15/2007          125,000      128,438
Pinnacle Partners 144A Senior Notes              8.830%  08/15/2004          225,000      232,555
Premier Parks Inc.                               9.750%  06/15/2007          325,000      313,625
Premier Parks Inc. Senior Notes                  9.250%  04/01/2006          150,000      142,875
Premier Parks Inc. Step Up Senior Notes(a)       0.000%  04/01/2008          225,000      155,250
Psinet Inc.                                     10.500%  12/01/2006           60,000       16,800
Psinet Inc.                                     11.500%  11/01/2008           25,000        7,500
RSL Communications PLC                           9.875%  11/15/2009          150,000        9,000
RSL Communications PLC                          12.000%  11/01/2008           75,000        4,500
Resolution Performance 144A Senior Sub Notes    13.500%  11/15/2010          150,000      154,125
Rose Hills Co. Senior Sub Notes                  9.500%  11/15/2004          125,000       56,250
Salem Communications Corp. Senior Sub Notes      9.500%  10/01/2007          175,000      164,500
Scotts Company                                   8.625%  01/15/2009          475,000      451,250
Sequa Corp. 144A                                 9.000%  08/01/2009          400,000      397,000
Speedway Motorsports                             8.500%  08/15/2007          350,000      344,750
Stater Brothers Holdings Senior Notes           10.750%  08/15/2006          175,000      146,125
Station Casinos, Inc. Senior Sub Notes           9.875%  07/01/2010          450,000      462,375
Tenet Healthcare Corp. Senior Notes              8.000%  01/15/2005          225,000      227,813
Tricon Global Restaurant Inc. Senior Notes       7.450%  05/15/2005          325,000      319,240
WMX Technologies                                 7.100%  08/01/2026          175,000      172,818
Waste Management Inc.                            6.875%  05/15/2009          850,000      799,680
Williams Communications Group, Inc.             10.700%  10/01/2007          175,000      131,250
Williams Communications Group, Inc.             10.875%  10/01/2009          100,000       74,000


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                           PAR           VALUE
SECURITY                                        RATE      MATURITY        VALUE        (NOTE 1A)
-------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (CONTINUED)
Williams Communications Group, Inc. Senior
  Notes 144A                                    11.700%  08/01/2008     USD  375,000  $   292,500
XO Communications, Inc. 144A Notes              10.750%  11/15/2008          500,000      412,500
XO Communications, Inc. Senior Notes            12.500%  04/15/2006           25,000       22,500
XO Communications, Inc. Step Up Notes(a)         0.000%  06/01/2009          225,000      108,000
                                                                                      -----------
                                                                                       17,085,079
                                                                                      -----------
Total Corporate (Cost $20,999,929)                                                     18,944,060
                                                                                      -----------

FOREIGN GOVERNMENT/OTHER -- 29.5%

EURO -- 6.0%
Colt Telecom Europe CVT                          2.000%  12/16/2006     EUR  125,000       90,497
Exodus Communications 144A                      11.375%  07/15/2008          700,000      594,666
Level 3 Communications Inc. Senior Notes        10.750%  03/15/2008          220,000      172,439
Level 3 Communications Inc. Senior Notes        11.250%  03/15/2010           80,000       62,705
Metromedia Fiber Network Senior Notes           10.000%  12/15/2009          730,000      582,463
PTC International Finance II SA                 11.250%  12/01/2009          120,000      107,575
Russian Federation                               2.500%  03/31/2030          248,950       92,423
Russian Federation                               8.250%  03/31/2010           53,521       34,220
Slovak Wireless                                 11.250%  03/30/2007          100,000       89,177
Versatel Telecom BV                              4.000%  12/17/2004          130,000       68,337
                                                                                      -----------
                                                                                        1,894,502
                                                                                      -----------

GERMANY -- 0.7%
Colt Telecom Group PLC 144A Notes                7.625%  07/31/2008     DEM  400,000      172,782
Exide Holding Europe 144A Notes                  9.125%  04/15/2004          200,000       65,273
                                                                                      -----------
                                                                                          238,055
                                                                                      -----------

UNITED KINGDOM -- 0.6%
IPC Magazines 144A Step Up Notes(a)              0.000%  03/15/2008     GBP  200,000      176,186
                                                                                      -----------

YANKEE BONDS -- 22.2%
Asia Pulp and Paper Global Financial III        10.761%  04/17/2002     USD  300,000       45,000
British Sky Broadcasting                         8.200%  07/15/2009          475,000      448,337
British Telecommunications PLC                   8.125%  12/15/2010          180,000      182,593
Bulgaria IAB Ser PDI(c)                          7.750%  07/28/2011          170,000      128,138
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                       0.000%  12/15/2006          490,000      436,100
GH Water Supply Holdings, Ltd. 144A              7.000%  06/22/2008          376,687      244,847
GT Group Telecom Inc. Senior Step Up Notes(a)    0.000%  02/01/2010          575,000      184,000
IBJ Preferred Capital Co. LLC 144A               8.790%  12/29/2049          175,000      158,732
Innova S De R.L.                                12.875%  04/01/2007          360,000      320,400
KPN-Qwest B.V.                                   8.125%  06/01/2009          715,000      629,200
Lite-On Technology Corp. 144A CVT(b)             0.000%  12/15/2002          250,000      286,250
Mexico Global Bond Notes NCL                     9.875%  02/01/2010          145,000      155,423
RSL Communications PLC Step Up Notes(a)          0.000%  03/01/2008          225,000        6,750
Republic of Algeria                              7.188%  03/04/2010           75,750       59,085
Republic of Argentina                           10.250%  07/21/2030          335,000      276,167
Republic of Argentina                           11.750%  04/07/2009          335,000      311,550
Republic of Brazil                              12.250%  03/06/2030          255,000      236,354
Republic of Brazil                              14.500%  10/15/2009          515,000      565,856
Republic of Ecuador                              4.000%  08/15/2030          325,000      123,500


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                           PAR           VALUE
SECURITY                                        RATE      MATURITY        VALUE        (NOTE 1A)
-------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Republic of Korea                                8.875%  04/15/2008     USD  190,000  $   204,844
Republic of Panama                               9.375%  04/01/2029          125,000      121,563
Republic of Peru 144A FLIRB(c)                   3.750%  03/07/2017          155,000       90,385
Republic of Philippines                         10.625%  03/16/2025          200,000      164,000
Republic of South Africa                         9.125%  05/19/2009          105,000      107,625
Royal Caribbean Cruises Senior Notes             6.750%  03/15/2008          360,000      319,662
Russian Federation                               8.750%  07/24/2005          105,000       79,800
Russian Federation 144A                          8.250%  03/31/2010          500,000      319,690
Swiss Life Finance Ltd. 144A CVT                 2.000%  05/20/2003           75,000       74,531
Swiss Life Finance Ltd. 144A CVT                 2.000%  05/20/2005          505,000      516,363
Tembec Industries Inc.                           8.625%  06/30/2009          150,000      147,750
Turkish Lira Promissory Note(b)                  0.000%  01/23/2001          151,000      151,480
                                                                                      -----------
                                                                                        7,095,975
                                                                                      -----------
Total Foreign Government/Other (Cost $10,803,373)                                       9,404,718
                                                                                      -----------
TOTAL BONDS AND NOTES (COST $33,577,003)                                               29,511,693
                                                                                      -----------
                                                                         SHARES
                                                                     ---------------
EQUITIES -- 4.3%

FINANCIAL -- 3.2%
California Federal 9.125% Pfd                                                 12,000      278,250
Equity Office Properties Trust 144A CVT, Pfd                                   8,000      377,000
Global Crossing PIK Pfd 144A                                                   4,000      344,000
Guangdong Investment Ltd. (Hong Kong)*                                       110,707       12,773
                                                                                      -----------
                                                                                        1,012,023
                                                                                      -----------

SERVICES -- 1.1%
Paxson Communications 12.5% PIK Pfd                                              390      366,599
                                                                                      -----------
TOTAL EQUITIES (COST $1,385,390)                                                        1,378,622
                                                                                      -----------
                                                                        CONTRACT
                                                                          SIZE
                                                                     ---------------
PURCHASED OPTIONS -- 0.2%
ARS Put/USD Call, Strike Price 1.05,
  11/07/2001 (USD)                                                           419,048       13,996
JPY Put/USD Call, Strike Price 115.00,
  11/16/2001 (USD)                                                           200,000        4,360
USD Put/MXP Call, Strike Price 10.00,
  4/12/2001 (USD)                                                            330,000        9,183
USD Put/MXP Call, Strike Price 8.25,
  04/12/2001 (USD)                                                           660,000            0
USD Put/ZAR Call, Strike Price 7.32,
  03/22/2001 (USD)                                                           576,195        3,577
UST 5.75% Call, Strike Price 99.59,
  02/20/2001 (USD)                                                             6,250       31,725
UST 6.25% Call, Strike Price 104.53,
  01/12/2001 (USD)                                                             1,250        8,828
                                                                                      -----------
TOTAL PURCHASED OPTIONS (COST $68,264)                                                     71,669
                                                                                      -----------


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                             VALUE
SECURITY                                                          SHARES   (NOTE 1A)
-------------------------------------------------------------------------------------
WARRANTS -- 0.1%

INDUSTRIAL BONDS -- 0.1%
GT Group Telecom Inc., 02/01/2010                                    575  $    20,125
                                                                          -----------
TOTAL WARRANTS (COST $0)                                                       20,125
                                                                          -----------

SHORT-TERM INVESTMENTS -- 0.8%

REPURCHASE AGREEMENTS -- 0.8%
Tri-party repurchase agreement dated 12/29/00 with
Salomon Smith Barney, Inc. and Investors Bank and Trust
Company, due 01/02/01, with a maturity value of
$264,277 and an effective yield of 5.03%,
collateralized by a U.S. Government Obligation with a
rate of 5.25%, a maturity date of 11/15/28 and an
aggregate market value of $271,496.                                           264,129
                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $264,129)                                  264,129
                                                                          -----------

TOTAL INVESTMENTS -- 98.2% (COST $35,294,786)                             $31,246,238
OTHER ASSETS, LESS LIABILITIES -- 1.8%                                        572,120
                                                                          -----------

NET ASSETS -- 100.0%                                                      $31,818,358
                                                                          ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
FLIRB - Front Loaded Interest Reduction Bond
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
PIK - Payment-in-kind
REIT - Real Estate Investment Trust
UST - United States Treasury
ARS - Argentinian Peso
DEM - German Deutsche Mark
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen
MXP - Mexican Peso
USD - United States Dollar
ZAR - South African Rand
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)   Zero coupon security.
(c)   Variable Rate Security; rate indicated is as of 12/31/00.
*     Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $35,294,786)                                                  $31,246,238
  Receivable for investments sold                                      42,610
  Interest and dividends receivable                                   849,886
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                       130,507
  Deferred organization costs (Note 1E)                                 1,672
  Prepaid expenses                                                      1,113
                                                                  -----------
    Total assets                                                   32,272,026

LIABILITIES
  Payable for investments purchased                     $151,481
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                          237,190
  Options written, at value (Note 5) (premiums
    received, $58,058)                                    26,704
  Accrued accounting and custody fees                     12,220
  Accrued trustees' fees and expenses (Note 2)             1,598
  Accrued expenses and other liabilities                  24,475
                                                        --------
    Total liabilities                                                 453,668
                                                                  -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                      $31,818,358
                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $ 3,307,489
  Dividend income                                                        85,102
                                                                    -----------
    Total income                                                      3,392,591

EXPENSES
  Investment advisory fee (Note 2)                     $   157,920
  Accounting and custody fees                               76,034
  Legal and audit services                                  36,327
  Insurance expense                                          5,000
  Trustees' fees and expenses (Note 2)                       4,274
  Amortization of organizational expenses (Note 1E)          1,194
  Miscellaneous                                                608
                                                       -----------
    Total expenses                                         281,357

Deduct:
  Waiver of investment advisory fee (Note 2)              (157,920)
  Reimbursement of Fund operating expenses (Note 2)         (6,137)
                                                       -----------
    Total expense deductions                              (164,057)
                                                       -----------
      Net expenses                                                      117,300
                                                                    -----------
        Net investment income                                         3,275,291
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                    (1,260,886)
    Written options transactions                          (214,800)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          428,893
                                                       -----------
      Net realized loss                                              (1,046,793)
  Change in unrealized appreciation (depreciation)
    Investment securities                               (1,460,256)
    Written options                                        309,030
    Foreign currency and forward foreign currency
      exchange contracts                                  (197,760)
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                               (1,348,986)
                                                                    -----------
    Net realized and unrealized loss                                 (2,395,779)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   879,512
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,275,291       $  3,347,072
  Net realized loss                                          (1,046,793)        (1,916,917)
  Net change in net unrealized appreciation
    (depreciation)                                           (1,348,986)          (751,087)
                                                            -----------       ------------
  Net increase in net assets from investment operations         879,512            679,068
                                                            -----------       ------------

CAPITAL TRANSACTIONS
  Contributions                                               4,382,121            260,000
  Withdrawals                                                (4,587,048)       (11,435,882)
                                                            -----------       ------------
  Net decrease in net assets from capital transactions         (204,927)       (11,175,882)
                                                            -----------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         674,585        (10,496,814)

NET ASSETS
  At beginning of year                                       31,143,773         41,640,587
                                                            -----------       ------------
  At end of year                                            $31,818,358       $ 31,143,773
                                                            ===========       ============


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD
                                                                            JUNE 2, 1997
                                                YEAR ENDED DECEMBER 31,   (COMMENCEMENT OF
                                               -------------------------   OPERATIONS) TO
                                                2000     1999     1998    DECEMBER 31, 1997
                                               -------  -------  -------  -----------------
RATIOS:
  Expenses (to average daily net assets)*         0.37%    0.00%    0.00%         0.00%+
  Net Investment Income (to average daily net
    assets)*                                     10.37%    9.83%    8.40%         8.07%+
  Portfolio Turnover                               148%     137%     145%           25%++
  Net Assets, End of Year (000's omitted)      $31,818  $31,144  $41,641       $27,784

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

  Ratios (to average daily net assets):
    Expenses                                      0.89%    0.86%    0.75%         1.50%+
    Net investment income                         9.85%    8.97%    7.65%         6.57%+

+     Computed on an annualized basis.
++    Not annualized.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish World High Yield Portfolio (formerly, Standish Diversified Income Portfolio) (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2000, there was one fund, Standish World High Yield Fund (formerly, Standish Diversified Income Fund) (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2000 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. SA&W voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2000. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of SA&W, provided investment advisory and administrative services to the Portfolio and was paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. SIMCO voluntarily agreed to limit the total operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the period from April 1, 2000 through October 31, 2000 and 0.00% for the period from January 1, 2000 to March 31, 2000. Pursuant to these agreements, for the year ended December 31, 2000, SA&W and SIMCO voluntarily did not impose $157,920 of its investment advisory fees and reimbursed the Portfolio for $6,137 of its operating expenses. These agreements are voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000 were as follows:

                                                                PURCHASES      SALES
                                                               -----------  -----------
      U.S. Government Securities                               $ 4,966,222  $ 5,512,726
                                                               ===========  ===========
      Investments (non-U.S.Government Securities)              $42,723,122  $39,243,187
                                                               ===========  ===========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $35,442,874
                                                                    ==========
      Gross unrealized appreciation                                    567,460
      Gross unrealized depreciation                                 (4,840,242)
                                                                    ----------
      Net unrealized depreciation                                   $(4,272,782)
                                                                    ==========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A summary of such transactions for the year ended December 31, 2000 is as follows:

WRITTEN PUT OPTION TRANSACTIONS
-----------------------------------------------------------------------------------------
                                                         NUMBER OF CONTRACTS     PREMIUMS
                                                         -------------------    ---------
Outstanding, beginning of period                                   3            $  18,742
Options written                                                    3               17,490
Options exercised                                                  0                   --
Options expired                                                   (1)              (4,992)
Options closed                                                    (3)             (18,906)
                                                                ----            ---------
Outstanding, end of period                                         2            $  12,334
                                                                ====            =========

WRITTEN CALL OPTION TRANSACTIONS
-----------------------------------------------------------------------------------------
                                                         NUMBER OF CONTRACTS     PREMIUMS
                                                         -------------------    ---------
Outstanding, beginning of period                                   1            $   2,672
Options written                                                    2                4,521
Options exercised                                                  0                   --
Options expired                                                   (1)              (2,672)
Options closed                                                    (1)              (2,578)
                                                                ----            ---------
Outstanding, end of period                                         1            $   1,943
                                                                ====            =========

WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
-----------------------------------------------------------------------------------------
                                                         NUMBER OF CONTRACTS     PREMIUMS
                                                         -------------------    ---------
Outstanding, beginning of period                                   2            $ 129,540
Options written                                                    8               54,881
Options exercised                                                  0                   --
Options expired                                                   (5)            (140,640)
Options closed                                                     0                   --
                                                                ----            ---------
Outstanding, end of period                                         5            $  43,781
                                                                ====            =========

At December 31, 2000, the Portfolio held the following written put option contracts:

SECURITY                                                    CONTRACTS     VALUE
-------------------------------------------------------------------------------
UST 5.75% Put, Strike Price 98.86, 02/20/2001                      1      $350
UST 6.25% Put, Strike Price 100.50, 01/12/2001                     1         0
                                                                          ----
  Total (premiums received $12,334)                                       $350
                                                                          ====

At December 31, 2000, the Portfolio held the following written call option contracts:

SECURITY                                                    CONTRACTS     VALUE
--------------------------------------------------------------------------------
UST 6.25% Call, Strike Price 108.56, 01/12/2001                    1      $3,916
                                                                          ======
  Total (premiums received $1,943)

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2000, the Portfolio held the following written cross currency option contracts:

SECURITY                                                      CONTRACTS       VALUE
------------------------------------------------------------------------------------
ARS Put/MXP Call, Strike Price 1.15, 11/07/2001                    1         $ 8,456
USD Put/MXP Call, Strike Price 9.25, 04/12/2001                    1             356
USD Put/MXP Call, Strike Price 9.50, 04/12/2001                    1           7,204
USD Put/ZAR Call, Strike Price 7.06, 03/22/2001                    1           1,124
ZAR Put/USD Call, Strike Price 8.06, 03/22/2001                    1           5,298
                                                                             -------
  Total (premiums received $43,781)                                          $22,438
                                                                             =======

At December 31, 2000, the Portfolio had segregated sufficient securities for open written contracts.

FUTURES CONTRACTS

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Portfolio entered into no such transactions during the year ended December 31, 2000.

FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2000 the Portfolio held the following forward foreign currency and cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                      LOCAL PRINCIPAL         CONTRACT           MARKET    AGGREGATE   UNREALIZED
      CONTRACTS TO RECEIVE                AMOUNT             VALUE DATE          VALUE    FACE AMOUNT  GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------
      Argentinian Peso                     1,556,459   01/23/2001-04/17/2002   $1,476,959  $1,447,165   $ 29,794
      Euro Dollar                            419,000      03/26-08/22/2001        395,523     363,844     31,679
      Hong Kong Dollar                       420,000         08/13/2001            53,963      53,921         42
      Mexican Peso                         2,274,408         06/23/2003           195,246     176,997     18,249
      Polish Zloty                         1,653,220         08/03/2001           373,263     342,069     31,194
      Thai Baht                           13,865,200         07/27/2001           321,773     325,933     (4,160)
                                                                               ----------  -----------  --------
      TOTAL                                                                    $2,816,727  $2,709,929   $106,798
                                                                               ==========  ===========  ========

                                     LOCAL PRINCIPAL         CONTRACT           MARKET    AGGREGATE    UNREALIZED
      CONTRACTS TO DELIVER               AMOUNT             VALUE DATE          VALUE    FACE AMOUNT  GAIN/(LOSS)
      -----------------------------------------------------------------------------------------------------------
      Argentinian Peso                    1,087,886         04/17/2002        $1,019,575  $  994,688   $ (24,887)
      Euro Dollar                         2,553,000      01/23-08/22/2001      2,404,958   2,268,209    (136,749)
      Hong Kong Dollar                    5,232,979         08/13/2001           672,355     663,051      (9,304)
      Mexican Peso                        2,274,408         06/23/2003           195,246     186,810      (8,436)
      New Zealand Dollar                      5,000         03/21/2001             2,209       2,108        (101)
      Polish Zloty                        1,653,220         08/03/2001           373,263     319,710     (53,553)
      Thai Baht                          13,865,200         07/27/2001           321,773     340,000      18,227
                                                                              ----------  -----------  ---------
      TOTAL                                                                   $4,989,379  $4,774,576   $(214,803)
                                                                              ==========  ===========  =========

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                                 MARKET                                              MARKET
      CONTRACTS TO DELIVER                        VALUE               IN EXCHANGE FOR                 VALUE
      ------------------------------------------------------------------------------------------------------
      Euro Dollar                               $234,908              Hungarian Forint              $236,230
                                                --------                                            --------
      TOTAL                                     $234,908                                            $236,230
                                                ========                                            ========

                                                      CONTRACT       UNREALIZED
      CONTRACTS TO DELIVER                           VALUE DATE         GAIN
      -------------------------------------------------------------------------
      Euro Dollar                                    02/09/2001        $1,322
                                                                       ------
      TOTAL                                                            $1,322
                                                                       ======

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 2000, the Portfolio did not have any delayed delivery transactions.

(7)   CONCENTRATION OF RISK:

      The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH WORLD HIGH YIELD PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(8)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended December 31, 2000, the expense related to the commitment fee was $524 for the Portfolio.

      During the year ended December 31, 2000, the Portfolio had no borrowings under the credit facility.

(9)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Portfolio estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $16,144.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish World High Yield Portfolio (formerly, Standish Diversified Income Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish World High Yield Portfolio (formerly, Standish Diversified Income Portfolio) (the "Portfolio"), at December 31, 2000, the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-040

                                                        [LOGO] STANDISH FUNDS(R)

                                                             Standish Controlled
Financial Report                                             Maturity Fund
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                       Management Discussion and Analysis

2000 was a rewarding year for bond investors. Returning 7.93% for the year, the Controlled Maturity Fund's performance exceeded that of equity indices and provided returns almost the same as funds with longer maturities, with lower risk profiles than either. The strong price appreciation for bonds was a result of interest rates falling over one percent during the year for securities with maturities from 2 to 30 years.

The year started with a negative impact for the bond market, as the Federal Reserve Bank raised the Target Federal Funds rate by 100 basis points (bp) - 25 bp each in February and March, and 50 bp in May - following 75 bp of tightening in 1999. This activity was in response to strong economic growth in late 1999 (fourth quarter 1999 growth was the highest since 1987). That growth in turn pushed inflationary pressures in the first quarter of 2000 to the levels not seen since 1991. This environment was more positive for the corporate bond market, which had its best relative (to Treasuries) quarter of the year. During the first quarter, we repositioned the portfolio with a shorter bias toward credit risk, focusing on liquidity and quality - elements that contributed positively to the Fund throughout the remainder of the year.

Interest rates continued rising until May for maturities of 5 years or less. Longer maturity U.S. Treasuries however saw their yields peak in late January as announcements regarding decreased future issuance and Treasury buy-backs (in response to budget surpluses) caused a scarcity-premium in the price of intermediate Treasury notes and bonds. More turmoil in the markets was contributed by the comments of Treasury and banking officials who were concerned regarding the growth of government sponsored enterprise (GSE) debt, commonly referred to as U.S. agencies (such as FHLMC and FNMA). At the time, our positions in U.S. agencies were small and of shorter maturities. As our research indicated the market concerns were overblown and that the agencies were addressing issues raised, we aggressively increased and lengthened our agency exposure in the third quarter. This move was a major contributor to our performance, as these securities outperformed all other sectors during the second half of the year.

We maintained an average maturity position of neutral (relative to our benchmark) to slightly shorter throughout the first 3 quarters, moving to a neutral to slightly long position in the fourth quarter, in response to rapidly declining economic activity. Although our shorter position detracted from performance in the second and third quarters, our positioning of maturities (from overnight to 4 years) was a large positive. At the end of the third quarter we added a position of U.S. Treasury Inflation Protection Notes (TIPs). Given their shorter maturity and our near-term inflation outlook, we found the real yields quite attractive. These bonds performed quite well, and were sold late in the year in favor of asset-backed securities and mortgages.

Corporate bond sector underperformed for the year, however our security selection offset this drag. We were also assisted by the performance of our steady, to slightly growing, asset-backed allocation.

Within another volatile year, we are pleased with the performance we achieved. At 7.93%, the Fund returned its best-ever annual absolute return. Net of fees, the total return was slightly behind that of the 8% earned by the Merrill Lynch 1-3 Year Treasury Index. We appreciate our shareholders support and continue in our efforts to add value. Our focus of providing strong relative returns within a low volatility structure continues to make the Fund an attractive alternative to more unpredictable investment alternatives.


/s/ Barbara J. McKenna                  /s/ Howard B. Rubin

Barbara J. McKenna                      Howard B. Rubin

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

             Comparison of Change in Value of $100,000 Investment in Standish Controlled Maturity Fund and the Merrill Lynch 1-3 Year Index

[The following table was represented as a line chart in the printed material.]

            Standish Controlled         Merrill Lynch
            Maturity Fund               1-3 Year Treasury Index

            100000                      100000
            100350                      100414
            100950                      101011
            101550                      101502
            102411                      102359
            103372                      103264
            104200                      104057
            105075                      104941
            104612                      104498
            104458                      104405
            104562                      104492
            104771                      104706
1  Year     105558                      105458
            106036                      105874
            106354                      106237
            107362                      107200
            108763                      108408
            109679                      109238
            109542                      109238
            110035                      109750
            110364                      110003
            110251                      109960
            111141                      110858
            111976                      111612
2 Year      112699                      112382
            113997                      113618
            114110                      113720
            115071                      114585
            115873                      115433
            116103                      115710
            116834                      116497
            117830                      117627
            117947                      117728
            118476                      118207
            119070                      118760
            119784                      119393
3 Year      120439                      120014
            121040                      120576
            122122                      122091
            123205                      123709
            122597                      124316
            122779                      124208
            123359                      124647
            124042                      125140
            123670                      124530
            124914                      125395
            125482                      125799
            125419                      125718
4 Year      125738                      126111
            125866                      126510
            126122                      126876
            126889                      127701
            128091                      128418
            129016                      129273
            129676                      130075
            129274                      130413
            129743                      130949
            131224                      132308
            132246                      133145
            133131                      134129
5 Year      134631                      135092
            134908                      135817
            136361                      137102
            138033                      138737

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2000)

                                                     Since
                                                   Inception
                     1 Year    3 Year    5 Year    07/01/1995
                     ------    ------    ------    ----------

                     7.93%     5.72%     5.78%        6.04%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $44,624,990)                                                   $44,800,565
  Receivable for Fund shares sold                                        1,587
  Interest receivable                                                  752,001
  Prepaid expenses                                                       2,490
                                                                   -----------
    Total assets                                                    45,556,643

LIABILITIES
  Payable for Fund shares redeemed                      $284,476
  Accrued accounting, custody and transfer agent fees     15,159
  Accrued trustees' fees and expenses (Note 2)             2,374
  Accrued expenses and other liabilities                  22,713
                                                        --------
    Total liabilities                                                  324,722
                                                                   -----------
NET ASSETS                                                         $45,231,921
                                                                   ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $45,580,863
  Accumulated net realized loss                                       (531,248)
  Undistributed net investment income                                    6,731
  Net unrealized appreciation                                          175,575
                                                                   -----------
TOTAL NET ASSETS                                                   $45,231,921
                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            2,310,962
                                                                   ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                  $     19.57
                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                    $2,810,673
                                                                     ----------
    Total investment income                                           2,810,673

EXPENSES
  Investment advisory fee (Note 2)                       $121,129
  Accounting, custody, and transfer agent fees             82,516
  Registration fees                                        28,851
  Legal and audit services                                 27,266
  Insurance expense                                         5,981
  Trustees' fees and expenses (Note 2)                      5,418
  Amortization of organizational expenses (Note 1E)         1,197
  Miscellaneous                                             5,729
                                                         --------
    Total expenses                                        278,087

Deduct:
  Waiver of investment advisory fee (Note 2)             (121,129)
  Reimbursement of Fund operating expenses (Note 2)       (35,829)
                                                         --------
    Total expense deductions                             (156,958)
                                                         --------
      Net expenses                                                      121,129
                                                                     ----------
        Net investment income                                         2,689,544
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                     (127,268)
                                                         --------
      Net realized loss                                                (127,268)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 617,445
                                                         --------
      Change in net unrealized appreciation
       (depreciation)                                                   617,445
                                                                     ----------
    Net realized and unrealized gain                                    490,177
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $3,179,721
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  2,689,544       $  1,483,044
  Net realized loss                                            (127,268)          (293,690)
  Change in net unrealized appreciation (depreciation)          617,445           (327,779)
                                                           ------------       ------------
  Net increase in net assets from investment operations       3,179,721            861,575
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                 (2,715,057)        (1,449,025)
                                                           ------------       ------------
  Total distributions to shareholders                        (2,715,057)        (1,449,025)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           16,844,208         24,780,932
  Value of shares issued to shareholders in payment of
    distributions declared                                    2,400,972          1,198,378
  Cost of shares redeemed                                   (12,587,376)       (13,861,624)
                                                           ------------       ------------
  Net increase in net assets from Fund share
    transactions                                              6,657,804         12,117,686
                                                           ------------       ------------
TOTAL INCREASE IN NET ASSETS                                  7,122,468         11,530,236

NET ASSETS
  At beginning of year                                       38,109,453         26,579,217
                                                           ------------       ------------
  At end of year (Including undistributed net
    investment income of $6,731 and $31,960)               $ 45,231,921       $ 38,109,453
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                            2000           1999           1998           1997         1996
                                          --------       --------       --------       --------     --------
NET ASSET VALUE, BEGINNING OF YEAR        $  19.36       $  19.87       $  19.95       $  19.99     $  20.24
                                          --------       --------       --------       --------     --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                      1.28(1)        1.24(1)        1.25(1)        1.34         1.27
  Net realized and unrealized gain
    (loss) on investments                     0.21          (0.53)         (0.16)         (0.04)       (0.27)
                                          --------       --------       --------       --------     --------
Total from investment operations              1.49           0.71           1.09           1.30         1.00
                                          --------       --------       --------       --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (1.28)         (1.22)         (1.17)         (1.34)       (1.24)
  From net realized gain on investments         --             --             --             --        (0.01)
                                          --------       --------       --------       --------     --------
Total distributions to shareholders          (1.28)         (1.22)         (1.17)         (1.34)       (1.25)
                                          --------       --------       --------       --------     --------
NET ASSET VALUE, END OF YEAR              $  19.57       $  19.36       $  19.87       $  19.95     $  19.99
                                          ========       ========       ========       ========     ========
TOTAL RETURN+                                 7.93%          3.67%          5.58%          6.66%        5.13%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                  0.30%          0.30%          0.30%          0.37%        0.40%
  Net Investment Income (to average
    daily net assets)*                        6.66%          6.27%          6.19%          6.60%        6.60%
  Portfolio Turnover                           170%           147%           145%            94%         107%
  Net Assets, End of Year (000's
    omitted)                              $ 45,232       $ 38,109       $ 26,579       $ 13,916     $ 12,525

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share           $   1.21(1)    $   1.12(1)    $   1.15(1)    $   1.18     $   1.11

  Ratios (to average daily net assets):
  Expenses                                    0.69%          0.89%          0.81%          1.28%        1.25%
  Net investment income                       6.27%          5.68%          5.68%          5.69%        5.75%

(1)   Calculated based on average shares outstanding.
+     Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.8%

ASSET BACKED -- 28.1%
ANRC Auto Owner Trust 2000-A A4                       7.150%              02/15/2007           $  200,000      $   205,510
ARG Funding 1999-1A A3                                6.020%              05/20/2005              600,000          598,805
Advanta Mortgage Loan Trust 1997-4 A4                 6.660%              03/25/2022              523,605          522,814
BankBoston Home Equity Loan 1998-1 A2                 6.220%              02/25/2013              357,327          355,318
Chase Manhattan Auto Owner 1997-B                     6.750%              01/15/2004              600,000          602,818
Chase Manhattan Credit Card Master Trust 1996-1 A     5.550%              09/15/2003            1,000,000          999,667
Chase Manhattan Credit Card Master Trust 1996-3 A     7.040%              02/15/2004            1,305,000        1,309,078
Citibank Credit Card Master Trust 1996-1 A(a)         0.000%              02/07/2003              400,000          397,759
Citibank Credit Card Master Trust 1999-1 A            5.500%              02/15/2006            1,000,000          989,818
Discover Credit Card 1999-1B                          5.550%              08/15/2004              600,000          594,692
Equicredit Funding Trust 1996-A A3                    7.350%              11/15/2019              317,357          319,298
Ford Credit Auto Owner Trust 1997-B B                 6.400%              05/15/2002              500,000          500,054
Ford Credit Auto Owner Trust 1998-C B                 6.060%              02/15/2003            1,005,000        1,004,036
Ford Credit Auto Owner Trust 1999-A A4                5.310%              11/15/2001              387,066          386,834
Independent National Mortgage Corp. 1998-2 A2         6.170%              12/25/2011              257,154          255,145
MBNA Credit Card 1998-J A                             5.250%              02/15/2006              800,000          786,640
MMCA Automobile Trust 1998-1 A3                       5.860%              08/16/2004              145,732          145,612
MMCA Automobile Trust 1999-2 A2                       6.800%              08/15/2003              600,000          604,043
Premier Auto Trust 1997-1B ERISA                      6.550%              09/06/2003              700,000          700,011
Residential Asset Securities Corp. 2000-KS1 A1        7.615%              12/25/2014              537,968          539,965
Residential Asset Securities Corp. 2000-KS5 AI1       7.365%              08/25/2016              500,000          501,314
Standard Credit Card 1998-1 A6(b)                     7.900%              03/23/2003              203,433          203,370
UCFC Home Equity Loan Trust 1993-B A1                 6.075%              07/25/2014              206,523          203,629
UCFC Home Equity Loan Trust 1994-D1 A4                8.775%              02/10/2016               17,830           17,825
                                                                                                               -----------
Total Asset Backed (Cost $12,626,206)                                                                           12,744,055
                                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
Collateralized Mortgage Obligation Trust
  13-A(b)                                             6.380%              01/20/2003                1,085            1,078
                                                                                                               -----------
Total Collateralized Mortgage
  Obligations (Cost $1,077)                                                                                          1,078
                                                                                                               -----------
CORPORATE -- 38.7%

BANK BONDS -- 10.9%
Bankers Trust Corp.(b)                                5.815%              09/24/2002              755,000          747,562
Crestar Finance Corp.                                 8.250%              07/15/2002              650,000          667,537
First Union Corp.                                     6.950%              11/01/2004              600,000          602,468
Firstar Corp. Senior Notes                            6.500%              07/15/2002              600,000          600,504
FleetBoston Financial Corp.                           7.250%              09/15/2005              650,000          672,436
Mellon Bank NA                                        6.750%              06/01/2003              600,000          605,862
NationsBank Corp. Sub. Notes NCL                      8.125%              06/15/2002              395,000          404,093
Wells Fargo & Co.                                     8.375%              05/15/2002              600,000          616,163
                                                                                                               -----------
                                                                                                                 4,916,625
                                                                                                               -----------
FINANCIAL -- 10.7%
Associates Corp. Senior Notes                         5.750%              11/01/2003              500,000          490,868
Avalon Bay Communities REIT                           6.500%              07/15/2003              500,000          497,878
Conseco Inc.                                          6.400%              06/15/2001              150,000          145,500

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Conseco Inc.                                          6.400%              02/10/2003           $  600,000      $   465,000
EOP Operating LP Senior Notes                         6.375%              02/15/2003              750,000          744,817
Ford Motor Credit Co.                                 6.700%              07/16/2004              500,000          499,913
Kern River Funding Notes 144A NCL                     6.720%              09/30/2001              400,000          399,540
Lehman Brothers Holdings                              7.750%              01/15/2005              750,000          775,139
Morgan Stanley Corp.                                  7.125%              01/15/2003              800,000          814,218
                                                                                                               -----------
                                                                                                                 4,832,873
                                                                                                               -----------
INDUSTRIAL BONDS -- 14.6%
COMDISCO Inc. Notes NCL                               6.000%              01/30/2002              500,000          405,000
Compaq Computer                                       7.450%              08/01/2002              350,000          350,726
Cox Communications, Inc.                              7.000%              08/15/2001              250,000          249,930
Daimler Chrysler NA Holding                           7.750%              05/27/2003              500,000          510,627
Enterprise Rent-A-Car USA Finance Co. 144A Notes      6.375%              05/15/2003              750,000          736,846
General Motors Acceptance Corp.                       6.850%              06/17/2004              700,000          706,053
IBM Credit Corp.                                      6.450%              11/12/2002              625,000          629,249
Qwest Corp.                                           7.200%              11/01/2004              750,000          764,023
TRW Inc.                                              6.500%              06/01/2002              750,000          733,654
Texas Utilities Electric Co. Series B(b)              7.286%              12/20/2002              425,000          425,089
WMX Technologies                                      7.100%              08/01/2026              350,000          345,636
Worldcom, Inc.                                        7.875%              05/15/2003              750,000          762,511
                                                                                                               -----------
                                                                                                                 6,619,344
                                                                                                               -----------
PUBLIC UTILITY -- 2.5%
Duke Energy Corp.                                     7.125%              09/03/2002              600,000          608,578
NiSource Finance Corp. 144A                           7.500%              11/15/2003              500,000          511,068
                                                                                                               -----------
                                                                                                                 1,119,646
                                                                                                               -----------
Total Corporate (Cost $17,538,703)                                                                              17,488,488
                                                                                                               -----------
FOREIGN GOVERNMENT/OTHER -- 11.5%

YANKEE BONDS -- 11.5%
Amvescap Senior Notes 144A NCL                        6.600%              05/15/2005              300,000          295,836
Argentina Notes NCL(a)                                0.000%              04/15/2001              450,000          435,600
Banco Latinoamericano 144A Notes                      6.500%              04/02/2001              675,000          673,913
Deutsche Telekom                                      7.750%              06/15/2005              400,000          407,697
Edperbrascan Ltd. Notes                               7.375%              10/01/2002              925,000          905,131
Royal Caribbean Cruises                               7.125%              09/18/2002              750,000          739,913
Tyco International Group SA(b)                        6.250%              06/15/2003              750,000          738,779
Westpac Banking                                       7.875%              10/15/2002            1,000,000        1,025,183
                                                                                                               -----------
                                                                                                                 5,222,052
                                                                                                               -----------
Total Foreign Government/Other (Cost $5,222,852)                                                                 5,222,052
                                                                                                               -----------
U.S. GOVERNMENT AGENCY -- 13.8%
FHLMC Gold                                            6.000%              07/01/2011              772,223          766,585
FHLMC Gold                                            7.000%              11/01/2001              703,826          701,637
FNMA                                                  5.125%              02/13/2004            1,000,000          985,000
FNMA                                                  5.250%              01/15/2003            2,700,000        2,682,288

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY (CONTINUED)
FNMA                                                  7.500%       12/01/2015 - 08/01/2030     $  997,787      $ 1,015,062
Private Export Funding Corp.                          6.860%              04/30/2004               70,000           71,910
                                                                                                               -----------
Total U.S. Government Agency (Cost $6,119,737)                                                                   6,222,482
                                                                                                               -----------
U.S. TREASURY OBLIGATIONS -- 4.7%

TREASURY NOTES -- 4.7%
U.S. Treasury Note                                    5.375%              02/15/2001              525,000          524,591
U.S. Treasury Note                                    5.500%              08/31/2001              590,000          589,263
U.S. Treasury Note                                    6.125%              12/31/2001            1,000,000        1,005,620
                                                                                                               -----------
Total U.S. Treasury Obligations (Cost $2,111,256)                                                                2,119,474
                                                                                                               -----------
TOTAL BONDS AND NOTES (COST $43,619,831)                                                                        43,797,629
                                                                                                               -----------
SHORT-TERM INVESTMENTS -- 2.2%

COMMERCIAL PAPER -- 2.2%
British Telecommunications PLC 144A=/=(b)             6.853%              10/09/2001            1,000,000          996,250
                                                                                                               -----------
REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 12/29/00 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/01, with a maturity value of
$6,690 and an effective yield of 5.03%, collateralized by a U.S. Government
Obligation with a rate of 5.25%, a maturity date of 11/15/28 and an aggregate
market value of $9,696.                                                                                              6,686
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,005,159)                                                                   1,002,936
                                                                                                               -----------
TOTAL INVESTMENTS -- 99.0% (COST $44,624,990)                                                                  $44,800,565

OTHER ASSETS, LESS LIABILITIES -- 1.0%                                                                             431,356
                                                                                                               -----------
NET ASSETS -- 100.0%                                                                                           $45,231,921
                                                                                                               ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
MMCA - Mitsubishi Motors Credit of America
NCL - Non-callable
REIT - Real Estate Investment Trust
UCFC - United Companies Financial Corporation
USD - United States Dollar
(a)  Zero coupon security.
(b)  Variable Rate Security; rate indicated is as of 12/31/00.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium on debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover available, to the extent provided by regulations, which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      capital loss carryovers are $5,003, $88,743, $236,142 and $191,779 which will expire on December 31, 2004, 2005, 2007 and 2008, respectively. The Fund elected to defer to its fiscal year ending December 31, 2001, $9,309 of losses recognized during the period November 1, 2000 to December 31, 2000.

      E. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Fund in connection with its organization and initial registration were completely amortized during the fiscal year ending December 31, 2000.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expenses and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.30% of the Fund's average daily net assets. SA&W voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the year ended December 31, 2000. Pursuant to this agreement, for the year ended December 31, 2000, SA&W voluntarily did not impose $121,129 of its investment advisory fee and reimbursed the Fund for $35,829 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------

      U.S. Government Securities                        $16,992,672  $20,413,761
                                                        ===========  ===========
      Investments (non-U.S. Government Securities)      $52,777,293  $44,442,435
                                                        ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                               YEAR ENDED            YEAR ENDED
                                                            DECEMBER 31, 2000     DECEMBER 31, 1999
                                                            -----------------     -----------------
      Shares sold                                                 864,300             1,269,370
      Shares issued to shareholders in payment of
        distributions declared                                    124,084                61,360
      Shares redeemed                                            (646,097)             (700,006)
                                                                ---------            ----------
      Net increase                                                342,287               630,724
                                                                =========            ==========

      At December 31, 2000, five shareholders held of record approximately 27%, 23%, 16%, 13% and 13% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which SA&W and its affiliates have either sole or joint investment discretion.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $44,625,262
                                                                   ===========
      Gross unrealized appreciation                                    460,534
      Gross unrealized depreciation                                   (285,231)
                                                                   -----------
      Net unrealized appreciation                                  $   175,303
                                                                   ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund entered into no such transactions during the year ended December 31, 2000.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the year ended December 31, 2000.

(7)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $33,126.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Controlled Maturity Fund (the "Fund"), at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-041

                                                        [LOGO] STANDISH FUNDS(R)

                                                             Standish Short-Term
Financial Report                                             Asset Reserve Fund
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                       Management Discussion and Analysis

2000 was a rewarding year for bond investors and shareholders of the STAR Fund. Returning 6.94% for the year, the Standish STAR's performance significantly outperformed the 5.86% return of the iMoneyNet Fund Average (formerly know as the IBC Money Fund Average).

The year started with a negative impact for the bond market, as the Federal Reserve Bank raised the Target Federal Funds rate by 100 basis points (bp) (25 bp each in February and March, and 50 bp in May), following 75 bp of tightening in 1999. This activity was in response to strong economic growth in late 1999 (fourth quarter 1999 growth was the highest since 1987). That growth in turn pushed inflationary pressures in the first quarter of 2000 to the levels not seen since 1991. During the first quarter, we repositioned the portfolio to focus on very short bonds (to reprice as short term rates rose) and those with maturities of 18-24 months. That structure was in anticipation of higher short rates and falling longer rates. We also positioned the Fund with a shorter bias toward credit risk, focusing on liquidity and quality - elements that contributed positively to the Fund throughout the remainder of the year.

Interest rates continued rising until May for maturities of 5 years or less. Longer maturity U.S. Treasuries however saw their yields peak in late January as announcements regarding decreased future issuance and Treasury buy-backs (in response to budget surpluses) caused a scarcity-premium in the price of intermediate Treasury notes and bonds. More turmoil in the markets was contributed by the comments of Treasury and banking officials who were concerned regarding the growth of government sponsored enterprise (GSE) debt, commonly referred to as U.S. agencies (such as FHLMC and FNMA). At the time, our positions in U.S. agencies were small and of shorter maturities. As our research indicated the market concerns were overblown and that the agencies were addressing issues raised, we aggressively increased and lengthened our agency exposure in the third quarter. This move was a major contributor to our performance, as these securities outperformed all other sectors during the second half of the year.

At the end of the third quarter we added a position of U.S. Treasury Inflation Protection Notes (TIPs). Given their shorter maturity and our near-term inflation outlook, we found the real yields quite attractive. We continued to hold the TIPs through the remainder of the year. We began the year with an average maturity position shorter than our standard one year, and maintained it through the first half of the year. During the third quarter, we began to lengthen slightly, in response to declining economic activity and in anticipation of lower interest rares. Our allocation to floating rate notes aided the strong first half results, however we did start to reduce this allocation in favor of longer structures later in the year.

The corporate bond sector underperformed for the year, however our security selection offset this drag. Our allocations to finance, banking and brokerage securities all added positively to our performance. We were also assisted by the performance of our steady, to slightly growing, asset-backed allocation.

Within another volatile year, we are pleased with the performance we achieved. The Fund continues to provide attractive income. We remain committed to the STAR Fund's low principal volatility, high quality mandate in order to meet the needs of our shareholders.


/s/ Barbara J. McKenna                  /s/ Jennifer A. Pline

Barbara J. McKenna                      Jennifer A. Pline

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

            Comparison of Change in Value of $100,000 Investment in
                Standish STAR Fund and the iMoneyNet Fund Average

[The following table was represented as a line chart in the printed material.]

            Standish STAR Fund          iMoneyNet

            100000                      100000
            100560                      100710
            101009                      101365
            101575                      102135
            102728                      102901
            103757                      103704
            105161                      104461
            106391                      105223
            106278                      105970
            106956                      106723
            108206                      107470
            108913                      108179
1 year      109501                      108904
            109761                      109623
            110428                      110269
            110970                      110986
            111337                      111685
            112730                      112411
            113817                      113120
            114949                      113855
            115465                      114584
            116300                      115282
            116937                      116009
            118165                      116705
2 years     119335                      117417
            120205                      118109
            120963                      118688
            121843                      119305
            122886                      119878
            123546                      120441
            124238                      120983
            125292                      121540
            126537                      122099
            127502                      122624
            128681                      123151
            129663                      123632
3 years     130561                      124114
            130395                      124548
            131005                      124922
            131657                      125322
            132425                      125698
            133396                      126075
            134408                      126428
            134468                      126782
            135199                      127111
            136016                      127416
            135322                      127722
            135239                      128016
4 years     136235                      128323
            137410                      128631
            138289                      128901
            138826                      129198
            139599                      129482
            139682                      129767
            140358                      130052
            140800                      130338
            141595                      130625
            142049                      130913
            142473                      131214
            142705                      131502
5 years     143164                      131805
            143959                      132108
            143719                      132385
            143246                      132703
            143007                      133035
            143087                      133421
            143331                      133821
            144271                      134249
            144886                      134706
            145201                      135164
            145666                      135664
            145796                      136179
6 years     146406                      136738
            147427                      137340
            148606                      137916
            149431                      138564
            150381                      139202
            151757                      139856
            152604                      140485
            153369                      141145
            154139                      141781
            154970                      142390
            155970                      143017
            156893                      143632
7 years     157899                      144264
            158999                      144884
            159178                      145435
            159612                      146016
            160202                      146586
            160802                      147114
            161704                      147687
            162395                      148293
            163099                      148901
            164140                      149496
            165361                      150109
            166234                      150710
8 years     166770                      151328
            167574                      151948
            168006                      152510
            168407                      153136
            169453                      153764
            170543                      154409
            171444                      155042
            172550                      155709
            173232                      156379
            174342                      157020
            175302                      157679
            175816                      158326
9 years     176669                      159007
            177944                      159690
            178442                      160313
            179369                      161002
            180140                      161663
            181009                      162342
            181870                      163030
            182746                      163731
            184151                      164435
            185162                      165109
            185796                      165769
            185895                      166449
10 years    186830                      167098
            187926                      167733
            188048                      168286
            191665                      171355
            192159                      172006
            193058                      172677
            196217                      175561
            197591                      176281
            198557                      177074
            199442                      177853
            200351                      178707
            201890                      179565
11 years    203004                      180480
            204254                      181401
            205622                      182271
            205408                      183201
            207514                      184117
            208980                      185058

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2000)

                                                           Since
                                                         Inception
               1 Year    3 Year    5 Year    10 Year     01/03/1989
               ------    ------    ------    -------     ----------

                6.94%     5.76%    5.77%      5.76%        6.34%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Short-Term Asset Reserve
    Portfolio ("Portfolio"), at value (Note 1A)                   $180,547,890
  Receivable for Fund shares sold                                    3,548,271
  Receivable from investment adviser (Note 2)                              667
  Prepaid expenses                                                       4,855
                                                                  ------------
    Total assets                                                   184,101,683

LIABILITIES
  Payable for Fund shares redeemed                      $    150
  Distributions payable                                  222,642
  Accrued accounting, custody and transfer agent fees      6,397
  Accrued trustees' fees and expenses (Note 2)               998
  Accrued expenses and other liabilities                  13,181
                                                         -------
    Total liabilities                                                  243,368
                                                                  ------------
NET ASSETS                                                        $183,858,315
                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $194,420,033
  Accumulated net realized loss                                     (9,806,767)
  Distributions in excess of net investment income                    (222,640)
  Net unrealized depreciation                                         (532,311)
                                                                  ------------
TOTAL NET ASSETS                                                  $183,858,315
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            9,496,569
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      19.36
                                                                  ============


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $13,702,276
  Expenses allocated from Portfolio                                    (722,088)
                                                                    -----------
    Net investment income allocated from Portfolio                   12,980,188
EXPENSES
  Accounting, custody, and transfer agent fees          $   37,002
  Legal and audit services                                  20,323
  Registration fees                                         14,550
  Trustees' fees and expenses (Note 2)                       3,998
  Insurance expense                                          1,340
  Miscellaneous                                             12,486
                                                        ----------
    Total expenses                                          89,699

Deduct:
  Reimbursement of Fund operating expenses (Note 2)        (43,113)
                                                        ----------
      Net expenses                                                       46,586
                                                                    -----------
        Net investment income                                        12,933,602
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss allocated from Portfolio on:
    Investment security transactions                      (826,146)
                                                        ----------
      Net realized loss                                                (826,146)

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                1,851,310
                                                        ----------
      Change in net unrealized appreciation
        (depreciation)                                                1,851,310
                                                                    -----------
    Net realized and unrealized gain on investments                   1,025,164
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $13,958,766
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  12,933,602      $  14,801,323
  Net realized loss                                             (826,146)          (936,734)
  Net change in net unrealized appreciation
    (depreciation)                                             1,851,310         (1,863,288)
                                                           -------------      -------------
  Net increase in net assets from investment operations       13,958,766         12,001,301
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (12,864,024)       (14,801,323)
                                                           -------------      -------------
  Total distributions to shareholders                        (12,864,024)       (14,801,323)
                                                           -------------      -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           154,252,131        279,131,356
  Value of shares issued to shareholders in payment of
    distributions declared                                    10,217,906         12,315,338
  Cost of shares redeemed                                   (283,671,068)      (246,686,144)
                                                           -------------      -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                            (119,201,031)        44,760,550
                                                           -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (118,106,289)        41,960,528

NET ASSETS
  At beginning of year                                       301,964,604        260,004,076
                                                           -------------      -------------
  At end of year (including distributions in excess of
    net investment income of $222,640 and $285,559)        $ 183,858,315      $ 301,964,604
                                                           =============      =============


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                               2000          1999        1998        1997        1996
                                          --------------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR           $  19.23      $  19.44    $  19.48    $  19.50    $  19.55
                                             --------      --------    --------    --------    --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                         1.15(1)       1.08(1)      1.13(1)      1.15      1.11
  Net realized and unrealized gain
    (loss) on investments                        0.13         (0.21)      (0.04)      (0.02)      (0.04)
                                             --------      --------    --------    --------    --------
Total from investment operations                 1.28          0.87        1.09        1.13        1.07
                                             --------      --------    --------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (1.15)        (1.08)      (1.13)      (1.15)      (1.12)
                                             --------      --------    --------    --------    --------
Total distributions to shareholders             (1.15)        (1.08)      (1.13)      (1.15)      (1.12)
                                             --------      --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                 $  19.36      $  19.23    $  19.44    $  19.48    $  19.50
                                             ========      ========    ========    ========    ========
TOTAL RETURN                                     6.94%+        4.61%       5.75%       5.94%       5.62%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                  0.36%         0.35%       0.35%       0.36%       0.35%
  Net Investment Income (to average
    daily net assets)*                           6.07%         5.60%       5.81%       5.89%       5.75%
  Portfolio Turnover(3)                            --            --          --         119%        156%
  Net Assets, End of Year (000's
    omitted)                                 $183,858      $301,965    $260,004    $245,757    $194,074

-----------------

* For the period indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

      Net investment income per share           $  1.15(1)   N/A      N/A      N/A      N/A
      Ratios (to average daily net assets):
        Expenses(2)                                0.38%     N/A      N/A      N/A      N/A
        Net investment income                      6.05%     N/A      N/A      N/A      N/A

(1)   Calculated based on average shares outstanding.

(2) Includes the Fund's share of Standish Short-Term Asset Reserve Portfolio's allocated expenses for the periods since January 2, 1998.

(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing directly in securities. The portfolio turnover rate for the period, since the Fund transferred substantially all of its investable assets to the portfolio, is shown in the Portfolio's financial statements which are included elsewhere in this report.

+     Total return would have been lower in the absence of expense waivers.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund currently invests all of its investable assets in an interest of the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 2000, the Fund, for the federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                  CAPITAL LOSS CARRY OVER  EXPIRATION DATE
                  -----------------------  ---------------

                        $1,512,610            12/31/01
                         5,263,400            12/31/02
                           568,968            12/31/03
                           277,757            12/31/04
                           381,998            12/31/05
                            80,787            12/31/06
                           848,377            12/31/07
                           816,280            12/31/08

      The Fund elected to defer to its fiscal year ending December 31, 2001 losses of $55,945 recognized during the period from November 1, 2000 to December 31, 2000.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.36% of the Fund's average daily net assets for the year ended December 31, 2000. Pursuant to this agreement, for the year ended December 31, 2000, SA&W voluntarily reimbursed the Fund for $43,113 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2000, aggregated $150,724,042 and $286,424,809, respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31, 2000  DECEMBER 31, 1999
                                                               -----------------  -----------------
      Shares sold                                                   8,004,445         14,432,526
      Shares issued to shareholders in payment of
        distributions declared                                        530,236            637,220
      Shares redeemed                                             (14,739,174)       (12,745,104)
                                                                  -----------        -----------
      Net increase (decrease)                                      (6,204,493)         2,324,642
                                                                  ===========        ===========

      At December 31, 2000, three shareholders held of record approximately 26%, 12% and 10% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

(5)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's or Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss allocated from the Portfolio to the Fund in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $4,595.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund (the "Fund"), at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                     EXPECTED
                                                     MATURITY                   PAR         VALUE
SECURITY                                   RATE     (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 87.9%

ASSET BACKED -- 31.4%
American Express Credit Account Master
  Trust 1996-1 B                            6.950%               12/15/2003  $1,825,000  $  1,828,356
BankBoston Home Equity Loan 1998-1 A2       6.220%  04/22/2001   02/25/2013   2,382,180     2,368,787
CIT Group Securitization Corp. 1993-1 A4    6.500%  09/03/2001   06/15/2018   3,836,804     3,832,828
Case Equipment Loan Trust 1997-B C          6.410%  04/08/2001   09/15/2004     879,381       879,354
Chase Manhattan Auto Owner 1997-B           6.750%  11/25/2001   01/15/2004   1,900,000     1,908,924
Chase Manhattan Credit Card Master Trust
  1996-1 A                                  5.550%  01/03/2001   09/15/2003   3,000,000     2,999,002
Citibank Credit Card Master Trust 1996-1
  A(b)                                      0.000%  01/28/2001   02/07/2003   4,100,000     4,077,034
Delta Funding Home Equity Loan 1996-1 A5    7.400%  06/05/2001   07/25/2013   3,759,793     3,757,887
Delta Funding Home Equity Loan 1998-1
  A2A(a)                                    6.832%  08/05/2000   05/25/2030     497,146       493,573
Delta Funding Home Equity Loan 1998-2
  A3F(a)                                    6.240%  10/03/2002   05/15/2025   3,000,000     2,979,258
Discover Card Master Trust 1998-4 A         5.750%               10/16/2003   1,400,000     1,396,965
Discover Card Master Trust 1999-4 A         5.650%               11/16/2004   4,280,000     4,258,730
Fleet Credit Card 1995-F A1                 6.050%  10/24/2000   08/01/2003     416,667       416,536
Green Tree Financial Corp. 1998-6 A3        5.930%  10/24/2000   04/01/2009   2,762,437     2,758,368
Independent National Mortgage Corp.
  1998-2 A2                                 6.170%  05/13/2001   12/25/2011   3,600,158     3,572,032
MMCA Automobile Trust 1998-1 A3             5.860%               08/16/2004   1,457,321     1,456,125
Premier Auto Trust 1997-1B ERISA            6.550%  02/16/2001   09/06/2003   5,000,000     5,000,076
Premier Auto Trust 1997-3 A5                6.340%               01/06/2002   1,727,515     1,727,772
Residential Asset Securities Corp.
  2000-KS5 AI1                              7.365%               08/25/2016   2,300,000     2,306,043
Residential Funding 1999 KS1A               6.000%  09/12/2001   04/25/2020   3,970,000     3,944,571
Standard Credit Card 1998-1 A6(a)           7.900%  08/05/2000   03/23/2003   2,105,129     2,104,471
TMS Home Equity Trust 1998-A AV(a)          6.799%  08/05/2000   06/15/2029   2,436,405     2,463,574
UCFC Home Equity Loan Trust 1994-D1 A4      8.775%  10/06/2000   02/10/2016      51,411        51,395
                                                                                         ------------
Total Asset Backed (Cost $56,481,892)                                                      56,581,661
                                                                                         ------------

CORPORATE -- 42.2%

BANK BONDS -- 6.9%
Bank One                                    6.400%               08/01/2002   2,975,000     2,975,778
Mellon Bank NA                              6.750%               06/01/2003   2,500,000     2,524,427
National Westminister Bank                  9.450%               05/01/2001   4,000,000     4,034,828
US Bancorp Notes NCL                        6.350%               09/28/2001   2,850,000     2,845,732
                                                                                         ------------
                                                                                           12,380,765
                                                                                         ------------
FINANCIAL -- 12.6%
American Express Travel(a)                  6.861%               10/24/2001   4,000,000     3,998,476
Associates Corp. Senior Notes               5.750%               11/01/2003   2,500,000     2,454,342
Beneficial Corp. Medium Term Notes(a)       6.833%  09/29/2000   12/05/2001   3,725,000     3,725,133
EOP Operating LP Senior Notes               6.375%               02/15/2003     725,000       719,990
General Electric Corp. Notes NCL            6.330%               09/17/2001   3,000,000     3,005,005
General Motors Acceptance Corp.             5.500%               01/04/2002   2,400,000     2,380,925


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                     EXPECTED
                                                     MATURITY                   PAR         VALUE
SECURITY                                   RATE     (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
-----------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Kern River Funding Notes 144A NCL           6.720%               09/30/2001  $3,000,000  $  2,996,550
Lehman Brothers Holdings Inc. Medium
  Term Notes                                6.625%               12/27/2002   3,500,000     3,507,741
                                                                                         ------------
                                                                                           22,788,162
                                                                                         ------------
INDUSTRIAL BONDS -- 22.7%
COMDISCO Inc. Notes NCL                     6.000%  01/30/2002   01/30/2002   5,000,000     4,050,000
Coca-Cola Co. 144A                          6.000%               03/15/2001   2,100,000     2,097,015
Compaq Computer                             7.450%               08/01/2002   2,000,000     2,004,147
Daimler Chrysler NA Holding                 7.750%               05/27/2003   2,000,000     2,042,508
Ford Motor Credit Co.                       7.250%               01/15/2003   3,800,000     3,853,380
GTE Corp.(a)                                6.820%  09/29/2000   01/05/2001   4,500,000     4,500,000
IBM Credit Corp.                            6.450%               11/12/2002     800,000       805,438
IMC Global Inc.                             6.625%               10/15/2001   4,675,000     4,521,193
Niagara Mohawk Power                        5.875%               09/01/2002   3,500,000     3,469,751
TRW Inc.                                    6.500%               06/01/2002   3,975,000     3,888,366
Texas Utilities Electric Co. Series B(a)    7.286%               12/20/2002   3,500,000     3,500,732
Tyco International Ltd.                     6.500%               11/01/2001   3,000,000     2,996,675
Worldcom, Inc.                              7.875%               05/15/2003   3,275,000     3,329,633
                                                                                         ------------
                                                                                           41,058,838
                                                                                         ------------
Total Corporate (Cost $77,085,472)                                                         76,227,765
                                                                                         ------------

FOREIGN GOVERNMENT/OTHER -- 3.5%

YANKEE BONDS -- 3.5%
Credit Suisse(a)                            6.708%               08/25/2003   2,000,000     1,962,796
Vodafone Group PLC 144A(a)                  6.736%               12/19/2001   2,000,000     2,001,210
Westpac Banking                             7.875%               10/15/2002   2,313,000     2,371,249
                                                                                         ------------
Total Foreign Government/Other (Cost $6,320,695)                                            6,335,255
                                                                                         ------------

U.S. GOVERNMENT AGENCY -- 7.8%

PASS THRU SECURITIES -- 7.8%
FHLB                                        5.250%               04/25/2002   6,000,000     5,965,320
FHLB                                        6.750%               02/15/2002   5,000,000     5,083,600
FHLMC(a)                                    6.855%               02/01/2023      96,732        97,458
FNMA                                        6.140%               06/12/2002   3,000,000     3,021,090
                                                                                         ------------
Total U.S. Government Agency (Cost $13,933,198)                                            14,167,468
                                                                                         ------------

U.S. TREASURY OBLIGATIONS -- 3.0%

TREASURY NOTES -- 3.0%
U.S. Treasury Inflation Index Note
  (TIPS)                                    3.936%               07/15/2002   5,000,000     5,438,988
                                                                                         ------------
Total U.S. Treasury Obligations (Cost $5,435,047)                                           5,438,988
                                                                                         ------------
TOTAL BONDS AND NOTES (COST $159,256,304)                                                 158,751,137
                                                                                         ------------


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         PAR          VALUE
SECURITY                                        RATE      MATURITY      VALUE       (NOTE 1A)
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.0%

COMMERCIAL PAPER -- 11.0%
AT&T Corp.=/=                                    6.725%  07/19/2001   $2,500,000   $  2,495,000
British Telecommunications PLC 144A=/=           6.853%  10/09/2001    5,000,000      4,981,250
Goldman Sachs=/=                                 6.600%  01/12/2001    7,225,000      7,205,131
Lucent Technologies, Inc.=/=                     7.229%  03/30/2001    3,350,000      3,281,660
MCI Worldcom, Inc.=/=                            6.900%  01/02/2001    1,900,000      1,898,544
                                                                                   ------------
                                                                                     19,861,585
                                                                                   ------------
REPURCHASE AGREEMENTS -- 0.0%

Tri-party repurchase agreement dated 12/29/00 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/01,
with a maturity value of $8,421 and an effective yield of 5.03%, collateralized by a U.S. Government Obligation with a rate of 5.25%,
a maturity date of 11/15/28 and an aggregate market value of $9,696.                      8,416
                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $19,895,722)                                      19,870,001
                                                                                   ------------

TOTAL INVESTMENTS -- 98.9% (COST $179,152,026)                                     $178,621,138

OTHER ASSETS, LESS LIABILITIES -- 1.1%                                                1,927,207
                                                                                   ------------

NET ASSETS -- 100.0%                                                               $180,548,345
                                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
MMCA - Mitsubishi Motors Credit of America
NCL - Non-callable
TIPS - Treasury Inflation Protected Securities
USD - United States Dollar
(a)  Variable Rate Security; rate indicated is as of 12/31/00.
(b)  Zero coupon security.
=/=  Rate noted is yield to maturity.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $179,152,026)                                                $178,621,138
  Receivable for investments sold                                         130
  Interest receivable                                               1,967,677
  Deferred organization costs (Note 1E)                                 4,054
  Prepaid expenses                                                      2,714
                                                                 ------------
    Total assets                                                  180,595,713

LIABILITIES
  Accrued accounting and custody fees                   $21,269
  Accrued trustees' fees and expenses (Note 2)            8,110
  Accrued expenses and other liabilities                 17,989
                                                        -------
    Total liabilities                                                  47,368
                                                                 ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                     $180,548,345
                                                                 ============


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $13,702,304
                                                                    -----------
    Total income                                                     13,702,304

EXPENSES
  Investment advisory fee (Note 2)                      $  535,240
  Accounting and custody fees                              126,294
  Legal and audit services                                  26,216
  Trustees' fees and expenses (Note 2)                      20,117
  Insurance expense                                         12,202
  Amortization of organizational expenses (Note 1E)          2,021
                                                        ----------
    Total expenses                                                      722,090
                                                                    -----------
      Net investment income                                          12,980,214
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                      (826,148)
                                                        ----------
      Net realized loss                                                (826,148)

  Change in unrealized appreciation (depreciation)
    Investment securities                                1,851,317
                                                        ----------
      Change in net unrealized appreciation
        (depreciation)                                                1,851,317
                                                                    -----------
    Net realized and unrealized gain                                  1,025,169
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $14,005,383
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $ 12,980,214       $ 14,903,460
  Net realized loss                                            (826,148)          (939,658)
  Net change in net unrealized appreciation
    (depreciation)                                            1,851,317         (1,863,362)
                                                           ------------       ------------
  Net increase in net assets from investment operations      14,005,383         12,100,440
                                                           ------------       ------------

CAPITAL TRANSACTIONS
  Contributions                                             150,724,042        281,623,902
  Withdrawals                                              (286,424,809)      (253,219,033)
                                                           ------------       ------------
  Net increase (decrease) in net assets from capital
    transactions                                           (135,700,767)        28,404,869
                                                           ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (121,695,384)        40,505,309

NET ASSETS
  At beginning of year                                      302,243,729        261,738,420
                                                           ------------       ------------
  At end of year                                           $180,548,345       $302,243,729
                                                           ============       ============


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                        YEAR ENDED             FOR THE PERIOD
                                                       DECEMBER 31,           JANUARY 2, 1998
                                                    ------------------  (COMMENCEMENT OF OPERATIONS)
                                                      2000      1999        TO DECEMBER 31, 1998
                                                    --------  --------  ----------------------------
RATIOS:
  Expenses (to average daily net assets)                0.34%     0.32%               0.31%+
  Net Investment Income (to average daily net
    assets)                                             6.07%     5.62%               5.83%+
  Portfolio Turnover                                      70%       86%                113%++
  Net Assets, End of Year (000's omitted)           $180,548  $302,244            $261,738

-----------------
+     Computed on an annualized basis.
++    Not annualized.


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2000 there was one fund, Standish Short Term Asset Reserve Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2000 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through January 2003.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                PURCHASES       SALES
                                                               ------------  ------------
      U.S. Government Securities                               $ 30,084,175  $ 32,725,064
                                                               ============  ============
      Investments (non-U.S.Government Securities)              $100,109,022  $166,428,912
                                                               ============  ============

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                         $179,152,672
                                                                             ============
      Gross unrealized appreciation                                               876,368
      Gross unrealized depreciation                                            (1,407,902)
                                                                             ------------
      Net unrealized depreciation                                            $  (531,534)
                                                                             ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended December 31, 2000.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Portfolio entered into no such transactions during the year ended December 31, 2000.

(6)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                   STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      premium and discount on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Portfolio estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $4,595.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Short-Term Asset Reserve Portfolio:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio:
Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), at December 31, 2000, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated , in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-042

                                                        [LOGO] STANDISH FUNDS(R)

                                                             Standish High Grade
Financial Report                                             Bond Fund
--------------------------------------------------------------------------------

Year Ended
December 31, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2001

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the year ended December 31, 2000.

2000 Performance Review

Equity

We are gratified to note that our value-oriented equity styles, which were out of favor for much of 1998 and 1999, rebounded strongly last year. The market underwent a fundamental shift from one obsessed with momentum and "concepts" to the more traditional metrics of earnings, price, financial strength, and sound management strategies. We are equally pleased to point out that this shift played to our historical strengths, as several of our strategies significantly outperformed their benchmarks, including all of our value-oriented strategies: large and small cap value, international core, international small cap, and long/short. In our view, the market's renewed emphasis on price and business fundamentals is just beginning, and our investment strategies are well positioned in the new investing environment.

Fixed Income

Last year proved to be one of the most difficult years on record for lower-quality corporate bonds and other securities trading at a spread to Treasury bonds. We believe that the market has oversold this sector, and we have had an overweight position of spread product in our active core strategy. This position had a negative impact on active core performance last year compared to its benchmark. At the same time, we experienced strong performance in our high grade, municipal, domestic and world high yield, international, and short-term strategies, in relation to their respective benchmarks.

Between investment grade and high-yield corporate bonds, spreads have widened to an extent last seen in the 1990-91 recession, and we strongly believe that there is significant value in this sector. Indeed, the landscape has begun to shift dramatically with the easings begun by the Federal Reserve in early January. We think that patient corporate bond investors will be well rewarded.

Status of the Firm at Year-End 2000

Standish closed the year with over $43 billion of assets under management. This total includes Standish mutual funds with assets of approximately $4 billion. At year-end, we had approximately 220 institutional clients, principally corporate pension trusts, insurance companies, endowments and foundations, and public pensions. We serve a comparable number of high-net-worth individuals, although they represent a smaller portion of assets under management. The firm has about 300 employees.

Clients acquainted with Standish know that we have a long tradition of gradual, evolutionary change among professional staff. In June, George Noyes, having served with distinction as president for 11 years, decided that it was a propitious time to step down and focus his considerable energies on bond management. After a formal search process, Dick Wood (no relation to our former partner John Wood) was elected as president and chief executive officer effective September 1, 2000. Dick is an 18-year veteran of Standish who played a major role in establishing and developing our very successful international and global bond management effort. Dick has implemented some changes in management roles within the organization to enhance efficiency and accountability within the organization.

Summary

Our long experience and investment success leads us to believe that patient investors will be well rewarded by pursuing disciplined, long-term investment strategies executed by stable, highly professional investment management firms with ample resources. We believe deeply that these same principles will guide us in the future. We appreciate your confidence in Standish. We, in turn, are confident that our resources, discipline, and dedication will permit us to meet your future needs.

Sincerely yours,


/s/ Ted Ladd                        /s/ Richard S. Wood

Edward H. Ladd                      Richard S. Wood
Chairman                            President and CEO

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                       Management Discussion and Analysis

During the first half of the year, the strength of the economy and tight labor markets resulted in a continued tightening of monetary policy. Additionally, with the announcement of the Treasury buyback program and the implied scarcity value of Treasuries, long Treasury bonds staged a dramatic rally. So, as the Federal Funds target rate rose from a 5.5% to 6.5% by May, short Treasury yields rose modestly and thirty-year bond yields declined almost 60 basis points. Against a backdrop of diminishing Treasury supply and a sharply inverted yield curve, there was much confusion regarding the benchmark status of Treasuries and subsequently, the pricing of non-Treasury assets. As a result, yield spreads widened substantially across most fixed income sectors.

In the second half of the year, the economic picture changed considerably as signs of a slowdown in growth emerged. With a weaker equity market, slowing profit growth, and a tightening of lending conditions, market liquidity dried up, especially in corporate bonds. As investors grew increasingly concerned about the pace of a slowdown, Treasuries rallied. With growing expectations of easing by the Fed, the yield curve steepened significantly.

During the year, the relative performance of non-Treasury assets was mixed. High quality sectors, such as mortgages, agencies and asset-backed securities, posted modestly positive relative returns flat to slightly ahead of Treasuries while mortgages lagged slightly. In comparison, much wider spreads in investment grade corporate bonds resulted in significant underperformance for the sector.

The Fund was defensively positioned throughout most of the year. Given historically wide spreads, we focused on enhancing the portfolio's yield advantage. With spreads pressured wider early in the year as the curve inverted, we opportunistically rotated our weighting in mortgages up to an 8% overweight and back to neutral in the third quarter. With significantly more weakness in the corporate bond market, we gradually added to the sector through the course of the year. In keeping the duration of spread product concentrated in the intermediate area, we were able to minimize the negative impact as yield spreads widened. By year-end, high quality corporate bond spreads reflected the risk of a recession and we began to reposition the portfolio to capitalize on an eventual narrowing of yield spreads. With respect to duration, we tactically moved the portfolio toward neutral as Treasuries rallied with news of the buyback and longer in the latter part of the year as we expected Fed policy to shift toward easing. With a substantial rally late in the year as the market aggressively priced in future Fed easings, we repositioned the Fund's duration slightly shorter than the benchmark.

In conclusion, we are pleased that the Fund's performance has kept pace reasonably well with the benchmark during a relatively difficult environment for non-Treasury assets. Since inception, the Standish High Grade Bond Fund returned 8.87% versus 9.01% for the Lehman Aggregate Index. In the coming months, the High Grade Bond Fund should benefit from both an attractive yield advantage and eventual capital appreciation as undervalued investment grade corporate bonds recover.


/s/ Catherine A. Powers                 /s/ Marc P. Seidner

Catherine A. Powers                     Marc P. Seidner

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish High Grade Bond Fund and Lehman Aggregate Index

[The following table was represented as a line chart in the printed material.]

            Standish High Grade         Lehman
            Bond Fund                   Aggregate Index

            100000                      100000
1 Mo.       101450                      101550
2 Mo.       102302                      102474
3 Mo.       103806                      103960
4 Mo.       104709                      104615
5 Mo.       105267                      105305
6 Mo.       106840                      107027
7 Mo.       108878                      109018

--------------------------------------------------------------------------------
                                  Total Return
                         (for periods ended 12/31/2000)

                                      Since
                                    Inception
                                    6/1/2000
                                   ----------

                                      8.87%

--------------------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $62,393,615)                                                     $64,072,967
  Receivable for investments sold                                      3,401,643
  Receivable for Fund shares sold                                          1,587
  Interest receivable                                                    650,816
  Receivable for delayed delivery transactions (Note 7)                3,729,615
  Prepaid expenses                                                         3,261
                                                                     -----------
    Total assets                                                      71,859,889

LIABILITIES
  Payable for Fund shares redeemed                      $ 1,244,321
  Payable for variation margin on open financial
    futures contracts (Note 6)                                1,094
  Payable for delayed delivery transactions (Note 7)     12,892,695
  Options written, at value (Note 6) (premiums
    received, $108,029)                                     233,720
  Accrued accounting, custody and transfer agent fees        17,747
  Accrued trustees' fees and expenses (Note 2)                2,395
  Accrued expenses and other liabilities                     20,791
                                                        -----------
    Total liabilities                                                 14,412,763
                                                                     -----------
NET ASSETS                                                           $57,447,126
                                                                     ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                    $55,679,129
  Accumulated net realized gain                                          161,010
  Undistributed net investment income                                      1,054
  Net unrealized appreciation                                          1,605,933
                                                                     -----------
TOTAL NET ASSETS                                                     $57,447,126
                                                                     ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                              2,781,820
                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                    $     20.65
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                             STATEMENT OF OPERATIONS
            FOR THE PERIOD JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS)
                            THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                    $2,307,600
  Dividend income                                                         9,187
                                                                     ----------
    Total investment income                                           2,316,787

EXPENSES
  Investment advisory fee (Note 2)                      $ 127,942
  Accounting, custody, and transfer agent fees             58,475
  Legal and audit services                                 31,179
  Registration fees                                         5,910
  Trustees' fees and expenses (Note 2)                      3,960
  Miscellaneous                                             4,665
                                                       ----------
    Total expenses                                        232,131

Deduct:
  Waiver of investment advisory fee (Note 2)             (127,942)
  Reimbursement of Fund operating expenses (Note 2)      (104,189)
                                                       ----------
    Total expense deductions                             (232,131)
                                                       ----------
      Net investment income                                           2,316,787
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      777,756
    Financial futures contracts                            21,863
    Written options transactions                          (31,072)
                                                       ----------
      Net realized gain                                                 768,547

  Change in unrealized appreciation (depreciation)
    Investment securities                               1,679,352
    Financial futures contracts                            52,272
    Written options                                      (125,691)
                                                       ----------
      Change in net unrealized appreciation
       (depreciation)                                                 1,605,933
                                                                     ----------
    Net realized and unrealized gain                                  2,374,480
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $4,691,267
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD JUNE 1, 2000
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO DECEMBER 31, 2000
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                               $ 2,316,787
  Net realized gain                                                       768,547
  Change in net unrealized appreciation (depreciation)                  1,605,933
                                                                      -----------
  Net increase in net assets from investment operations                 4,691,267
                                                                      -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                           (2,333,881)
  From net realized gains on investments                                 (589,389)
                                                                      -----------
  Total distributions to shareholders                                  (2,923,270)
                                                                      -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                     58,058,366
  Value of shares issued to shareholders in payment of
    distributions declared                                              2,912,564
  Cost of shares redeemed                                              (5,291,801)
                                                                      -----------
  Net increase in net assets from Fund share transactions              55,679,129
                                                                      -----------
TOTAL INCREASE IN NET ASSETS                                           57,447,126

NET ASSETS
  At beginning of period                                                       --
                                                                      -----------
  At end of period (including undistributed net investment
    income of $1,054)                                                 $57,447,126
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                      JUNE 1, 2000
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                  TO DECEMBER 31, 2000
                                                              ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 20.00
                                                                        -------
FROM INVESTMENT OPERATIONS:
  Net investment income                                                    0.86(1)
  Net realized and unrealized gain on investments                          0.89
                                                                        -------
Total from investment operations                                           1.75
                                                                        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              (0.88)
  From net realized gain on investments                                   (0.22)
                                                                        -------
Total distributions to shareholders                                       (1.10)
                                                                        -------
NET ASSET VALUE, END OF PERIOD                                          $ 20.65
                                                                        =======
TOTAL RETURN+++                                                            8.87%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)                                   0.00%+
  Net Investment Income (to average daily net assets)                      7.21%+
  Portfolio Turnover                                                        136%++
  Net Assets, End of Period (000's omitted)                             $57,447

----------
* For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for all of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share                                         $  0.78(1)

Ratios (to average daily net assets):
  Expenses                                                                 0.72%+
  Net investment income                                                    6.48%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 107.0%

ASSET BACKED -- 19.8%
Advanta Home Equity Trust 1997-2 M1                   7.550%              06/25/2027           $  275,883      $   280,200
American Express Credit Account Master Trust
  1997-1 B                                            6.550%              04/15/2005              700,000          704,057
Americredit Auto Receivable Trust 2000-A A4           7.290%              12/05/2006              375,000          387,191
Chase Credit Card Master Trust 1999-3 B               6.950%              01/15/2007              475,000          486,590
Chase Manhattan Auto Owner 1997-B                     6.750%              01/15/2004              350,000          351,644
Chase Manhattan Credit Card Master Trust
  1996-1 A                                            5.550%              09/15/2003            1,200,000        1,199,601
Citibank Credit Card Master Trust 1996-1 A(a)         0.000%              02/07/2003            1,600,000        1,591,038
Citibank Credit Card Master Trust 1998-1 A            5.750%              01/15/2003            1,505,000        1,504,518
Conseco Finance Securitizations Corp. 2000-5 A3       7.210%              02/01/2032              325,000          333,258
Daimler Chrysler Auto Trust 2000-A A4                 7.230%              01/06/2005              300,000          308,079
Discover Card Master Trust 1998-4 A                   5.750%              10/16/2003            1,680,000        1,676,358
Ford Credit Auto Owner Trust 1997-B 2                 7.370%              07/15/2004              175,000          179,819
Ford Credit Auto Owner Trust 1997-B B                 6.400%              05/15/2002              350,000          350,038
Ford Credit Auto Owner Trust 1999-B C                 6.650%              10/15/2003              400,000          400,701
MBNA Master Credit Card Trust 2000-I C                7.650%              01/15/2008              525,000          542,902
MMCA Automobile Trust 2000-2 A3                       6.780%              10/15/2004              550,000          557,561
Residential Asset Securities Corp. 2000-KS5 AI3       7.215%              04/25/2026              200,000          201,663
Residential Funding 1997-HS5 M1                       7.010%              05/25/2027              325,000          325,104
                                                                                                               -----------
Total Asset Backed (Cost $11,180,843)                                                                           11,380,322
                                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
Housing Securities Inc. 1994-2 A1                     6.500%              07/25/2009              193,629          193,508
                                                                                                               -----------
Total Collateralized Mortgage Obligations
  (Cost $187,094)                                                                                                  193,508
                                                                                                               -----------
CORPORATE -- 31.6%

BANK BONDS -- 5.2%
Branch Bank & Trust Notes(b)                          6.375%              06/30/2005              360,000          347,821
First Security Bank Sub. Notes                        5.875%              11/01/2003              600,000          592,314
First Union Bank Sub. Notes NCL                       5.800%              12/01/2008              550,000          498,539
Firstar Bank                                          7.125%              12/01/2009              450,000          454,185
FleetBoston Financial Corp.                           7.250%              09/15/2005              275,000          284,492
National City Corp.                                   6.875%              05/15/2019              150,000          135,484
Suntrust Banks Inc.                                   7.750%              05/01/2010              275,000          287,730
Union Planters Corp. Sub. Notes NCL                   6.250%              11/01/2003              140,000          134,153
Wells Fargo & Co. Notes NCL                           6.625%              07/15/2004              250,000          252,361
                                                                                                               -----------
                                                                                                                 2,987,079
                                                                                                               -----------
FINANCIAL -- 5.9%
American Annuity Group Senior Notes                   6.875%              06/01/2008               80,000           71,258
Duke Realty Investments REIT                          7.375%              09/22/2005              360,000          366,955
EOP Operating LP                                      7.375%              11/15/2003              125,000          126,883
Equity Office Properties Trust REIT                   6.625%              02/15/2005              150,000          148,194
Florida Windstorm 144A Notes                          7.125%              02/25/2019              330,000          320,034
Florida Windstorm 144A Notes NCL                      6.700%              08/25/2004              100,000          100,095
Ford Motor Credit Co.                                 6.700%              07/16/2004            1,100,000        1,099,808
General Electric Credit Corp. Notes                   6.267%              07/23/2003              220,000          222,126

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Goldman Sachs Notes NCL                               7.500%              01/28/2005           $  500,000      $   519,126
Simon Debartolo Notes NCL REIT                        6.750%              06/15/2005              425,000          414,957
                                                                                                               -----------
                                                                                                                 3,389,436
                                                                                                               -----------
INDUSTRIAL BONDS -- 18.6%
Andarko Petroleum Corp.                               7.200%              03/15/2029              125,000          122,565
CSX Corp.                                             6.250%              10/15/2008              240,000          227,909
CSX Corp.                                             7.250%              05/01/2027              150,000          152,633
CSX Corp. Medium Term Notes                           5.850%              12/01/2003              111,000          108,701
CVS Corp.                                             5.500%              02/15/2004              525,000          508,318
Clear Channel Communications Senior Notes             7.650%              09/15/2010              225,000          229,090
Coastal Corp. Notes NCL                               6.200%              05/15/2004              300,000          297,428
Compaq Computer                                       7.450%              08/01/2002              225,000          225,466
Cox Enterprises 144A Notes                            6.625%              06/14/2002              440,000          439,400
Daimler Chrysler NA Holding                           6.900%              09/01/2004              590,000          586,701
Daimler Chrysler NA Holding                           7.750%              06/15/2005              525,000          535,700
Great Lakes Chemical Corp. Notes                      7.000%              07/15/2009              545,000          525,140
IBM Corp.                                             6.220%              08/01/2027              200,000          199,129
International Paper Co.                               8.000%              07/08/2003              575,000          587,650
Lucent Technologies, Inc.                             7.250%              07/15/2006              175,000          161,898
News America Holdings Corp. Senior Notes              8.500%              02/15/2005              250,000          261,955
Niagara Mohawk Power                                  7.375%              07/01/2003              207,927          212,102
Norfolk Southern Corp.                                7.050%              05/01/2037              375,000          379,971
Phillips Petroleum Co.                                7.000%              03/30/2029              150,000          143,019
Qwest Communications International Inc.
  Senior Notes                                        7.500%              11/01/2008              375,000          379,096
Safeway Store Notes                                   7.250%              09/15/2004              300,000          306,252
Sprint Capital Corp.                                  5.700%              11/15/2003              300,000          289,288
TRW Inc.                                              6.625%              06/01/2004              435,000          412,830
Time Warner Entertainment                             8.375%              03/15/2023              150,000          162,286
Time Warner, Inc.                                     6.950%              01/15/2028              175,000          161,391
Time Warner, Inc.                                     7.750%              06/15/2005              100,000          104,542
Times Mirror Co.                                      7.450%              10/15/2009              120,000          123,942
Tosco Corp.                                           8.125%              02/15/2030              150,000          161,135
Unilever Capital Corp.                                6.750%              11/01/2003              550,000          559,416
Verizon Communications, Inc.                          6.000%              05/01/2003              225,000          223,347
Verizon Global Funding Corp. 144A                     7.250%              12/01/2010              175,000          177,315
Viacom Inc.                                           7.875%              07/30/2030              175,000          180,124
Viacom Inc. Senior Notes                              7.750%              06/01/2005              190,000          197,529
Walt Disney Co.                                       7.300%              02/08/2005              520,000          540,657
Wisconsin Central Transportation Notes                6.625%              04/15/2008              480,000          395,626
Worldcom, Inc.                                        8.000%              05/15/2006              400,000          407,500
                                                                                                               -----------
                                                                                                                10,687,051
                                                                                                               -----------
PUBLIC UTILITY -- 1.9%
Keyspan Corp.                                         7.250%              11/15/2005              400,000          415,936
NiSource Finance Corp. 144A                           7.500%              11/15/2003              425,000          434,408
Texas Utilities Electric Co.                          8.250%              04/01/2004              225,000          236,340
                                                                                                               -----------
                                                                                                                 1,086,684
                                                                                                               -----------
Total Corporate (Cost $17,678,035)                                                                              18,150,250
                                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT/OTHER -- 7.9%

YANKEE BONDS -- 7.9%
Abbey National PLC(b)                                 6.700%              06/29/2049           $  375,000      $   344,666
Alberta Energy Co. Ltd.                               8.125%              09/15/2030              135,000          144,971
Amvescap Senior Notes 144A NCL                        6.600%              05/15/2005              375,000          369,795
British Telecommunications PLC                        7.625%              12/15/2005              525,000          531,189
Canadian National Railway Co.                         6.900%              07/15/2028              125,000          117,282
Deutsche Telekom                                      8.000%              06/15/2010              335,000          341,374
Deutsche Telekom                                      8.250%              06/15/2030              250,000          245,815
Edperbrascan Ltd. Notes                               7.375%              10/01/2002              670,000          655,608
Merita Bank FLIRB 144A Notes                          7.150%              12/29/2049              325,000          322,741
National Westminster Bank Perpetual 10 Yr
  FLIRB(b)                                            7.750%              04/29/2049              180,000          175,631
Province of Quebec                                    7.500%              09/15/2029              125,000          134,569
Province of Quebec                                    8.800%              04/15/2003              275,000          291,620
Royal Caribbean Cruises                               7.000%              10/15/2007              150,000          135,782
Royal Caribbean Cruises Senior Notes                  7.500%              10/15/2027              160,000          124,050
Tyco International Group SA                           6.125%              11/01/2008               90,000           85,817
Tyco International Group SA                           7.000%              06/15/2028              325,000          307,856
Vodafone Group PLC                                    7.625%              02/15/2005              175,000          180,929
                                                                                                               -----------
Total Foreign Government/Other (Cost $4,393,352)                                                                 4,509,695
                                                                                                               -----------
NON-AGENCY -- 4.0%

PASS THRU SECURITIES -- 4.0%
Chase Commercial Mortgage 1996-1E Non-ERISA           7.600%              06/18/2006              325,000          324,350
Chase Commercial Mortgage Sec 6.6 1997-2D
  Non-ERISA                                           6.600%              12/25/2007              675,000          651,578
Merrill Lynch Mortgage Investments 1996-C2 E
  Non-ERISA                                           6.960%              11/21/2028              250,000          230,781
Merrill Lynch Mortgage Investments 1997-C1 D
  Non-ERISA                                           7.120%              06/18/2029              250,000          246,500
Morgan Stanley Capital I 1997-WF1 E                   7.490%              05/15/2009              775,000          771,609
Resolution Trust Corp. 1995-2 CA1                     7.450%              05/25/2029               58,434           57,585
                                                                                                               -----------
Total Non-Agency (Cost $2,113,393)                                                                               2,282,403
                                                                                                               -----------
U.S. GOVERNMENT AGENCY -- 35.1%

PASS THRU SECURITIES -- 35.1%
FHLMC                                                 7.500%              02/01/2030            1,324,680        1,344,961
FHLMC                                                 5.750%              03/15/2009            1,750,000        1,725,658
FHLMC Gold 30 Yr#                                     7.000%              01/01/2031            2,150,000        2,154,687
FNMA                                                  7.500%       12/01/2015 - 05/01/2030      2,878,879        2,923,113
FNMA                                                  8.000%       06/01/2030 - 08/01/2030        701,171          718,476
FNMA                                                  8.500%              04/01/2030              573,981          591,379
FNMA                                                  9.000%              11/01/2025              409,749          424,471
FNMA (TBA)#                                           6.500%              03/01/2031            3,150,000        3,106,688
FNMA (TBA)#                                           7.500%              01/01/2031            2,400,000        2,435,250
FNMA (TBA)#                                           8.000%              03/31/2031            1,550,000        1,588,254

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   PAR             VALUE
SECURITY                                               RATE               MATURITY                VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
GNMA                                                  8.000%       04/15/2023 - 07/15/2030     $1,411,196      $ 1,449,814
GNMA                                                  9.000%              12/15/2017            1,592,592        1,687,152
                                                                                                               -----------
Total U.S. Government Agency (Cost $19,792,265)                                                                 20,149,903
                                                                                                               -----------
U.S. TREASURY OBLIGATIONS -- 8.3%

TREASURY BONDS -- 4.9%
U.S. Treasury Bond                                    6.250%              05/15/2030            2,545,000        2,839,253
                                                                                                               -----------
TREASURY NOTES -- 3.4%
U.S. Treasury Note                                    5.750%              08/15/2010              800,000          838,376
U.S. Treasury Note                                    6.000%              08/15/2009               25,000           26,379
U.S. Treasury Note                                    7.875%              11/15/2004            1,000,000        1,094,840
                                                                                                               -----------
                                                                                                                 1,959,595
                                                                                                               -----------
Total U.S. Treasury Obligations (Cost $4,635,770)                                                                4,798,848
                                                                                                               -----------
TOTAL BONDS AND NOTES (COST $59,980,752)                                                                        61,464,929
                                                                                                               -----------

                                                                                                 SHARES
                                                                                                ---------
PREFERRED STOCKS -- 0.6%
Equity Office Properties Trust 144A CVT REIT                                                        7,000          329,875
                                                                                                              ------------
TOTAL PREFERRED STOCKS (COST $281,741)                                                                             329,875
                                                                                                              ------------

                                                                                                CONTRACT
                                                                                                  SIZE
                                                                                                ---------
PURCHASED OPTIONS -- 0.4%
Put 6 month 4.50% Put, Strike Price 7.54,
  01/29/2001(c)                                                                                    28,000                0
Put 6 month 9.50% Put, Strike Price 7.56,
  02/12/2001(c)                                                                                    10,840                0
UST 5.50% Put, Strike Price 95.73, 03/09/2001                                                       3,250                0
UST 5.75% Call, Stike Price 99.59, 02/20/2001                                                      10,750           54,567
UST 5.75% Call, Strike Price 102.20,
  04/17/2001                                                                                       10,450           32,738
UST 5.75% Call, Strike Price 102.82,
  02/12/2001                                                                                       11,000           26,026
UST 5.75% Call, Strike Price 105.25,
  02/05/2001                                                                                        3,390            2,900
UST 6.25% Call, Strike Price 104.33,
  03/19/2001                                                                                        2,750           20,498
UST 6.25% Call, Strike Price 104.53,
  01/12/2001                                                                                        3,750           26,483
UST 6.25% Call, Strike Price 112.38,
  01/25/2001                                                                                        5,000            4,219
UST 6.38% Call, Strike Price 98.95,
  07/02/2001                                                                                        5,000                0
UST 6.75% Call, Strike Price 103.42,
  01/29/2001                                                                                       28,000           85,203
                                                                                                               -----------
TOTAL PURCHASED OPTIONS (COST $105,593)                                                                            252,634
                                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                                  VALUE
SECURITY                                                                                                        (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%

REPURCHASE AGREEMENTS -- 3.5%
Tri-party repurchase agreement dated 12/29/00 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/01, with a maturity value of
$2,026,661 and an effective yield of 5.03%, collateralized by a U.S.
Government Obligation with a rate of 5.25%, a maturity date of 11/25/28 and an
aggregate market value of $2,075,006.                                                                          $ 2,025,529
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,025,529)                                                                   2,025,529
                                                                                                               -----------
TOTAL INVESTMENTS -- 111.5% (COST $62,393,615)                                                                 $64,072,967

OTHER ASSETS, LESS LIABILITIES -- (11.5%)                                                                       (6,625,841)
                                                                                                               -----------
NET ASSETS -- 100.0%                                                                                           $57,447,126
                                                                                                               ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.

CVT - Convertible
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
NCL - Non-callable
REIT - Real Estate Investment Trust
USD - United States Dollar
(a)  Zero coupon security.
(b)  Variable Rate Security; rate indicated is as of 12/31/00.
#    Delayed delivery contract (Note 7).
(c)  Option on swap agreement.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish High Grade Bond Fund (the "Fund") is a separate diversified investment series of the Trust. The Fund commenced operations on June 1, 2000.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian banks vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets for the period ended December 31, 2000. Pursuant to this agreement, for the period ended December 31, 2000, SA&W voluntarily did not impose $127,942 of its investment advisory fee and reimbursed the Fund for $104,189 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the ended December 31, 2000 were as follows:

                                                        PURCHASES      SALES
                                                       -----------  -----------
      U.S. Government Securities                       $88,369,160  $62,979,983
                                                       ===========  ===========
      Investments (non-U.S.Government Securities)      $51,409,856  $17,377,238
                                                       ===========  ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                     FOR THE PERIOD JUNE 1, 2000
                                                          (COMMENCEMENT OF
                                                             OPERATIONS)
                                                        TO DECEMBER 31, 2000
                                                     ---------------------------
      Shares sold                                             2,894,127
      Shares issued to shareholders in payment
        of distributions declared                               142,846
      Shares redeemed                                          (255,153)
                                                             ----------
      Net increase                                            2,781,820
                                                             ==========

      At December 31, 2000, one shareholder, Exeter Health Resources, held of record approximately 84% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

      In connection with the commencement of operations, the Fund acquired its investments from the Standish Securitized Fund and the Standish Fixed Income Fund II. The securities were acquired at market value on June 1, June 9, and June 23, 2000. The total value of securities upon acquisition from the Standish Securitized Fund and the Standish Fixed Income Fund II was $1,597,641 and $47,758,708, respectively.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $62,399,524
                                                                   ===========
      Gross unrealized appreciation                                  1,742,389
      Gross unrealized depreciation                                    (68,946)
                                                                   -----------
      Net unrealized appreciation                                  $ 1,673,443
                                                                   ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of such transactions for the period ended December 31, 2000 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS

                                             NUMBER OF CONTRACTS    PREMIUMS
      ----------------------------------------------------------------------
      Outstanding, beginning of period                      0       $     --
      Options written                                       9        127,252
      Options expired                                      (3)       (73,672)
      Options closed                                       (1)        (6,109)
                                                -------------       --------
      Outstanding, end of period                            5       $ 47,471
                                                =============       ========

      WRITTEN CALL OPTION TRANSACTIONS

                                             NUMBER OF CONTRACTS    PREMIUMS
      ----------------------------------------------------------------------
      Outstanding, beginning of period                      0       $     --
      Options written                                      11         97,677
      Options closed                                       (3)       (37,119)
                                                -------------       --------
      Outstanding, end of period                            8       $ 60,558
                                                =============       ========

      At December 31, 2000, the Fund held the following written put option contracts:

      SECURITY                                             CONTRACTS   VALUE
      ----------------------------------------------       ---------   -----
      UST 5.75% Put, Strike Price 95.56, 02/12/2001            1        $ 12
      UST 5.75% Put, Strike Price 98.86, 02/20/2001            1         602
      UST 6.25% Put, Strike Price 100.50, 01/12/2001           1          --
      UST 6.25% Put, Strike Price 100.36, 03/19/2001           1          94
      UST 6.75% Put, Strike Price 100.80, 01/29/2001           1          --
                                                                        ----
      Total (premiums received $47,471)                                 $708
                                                                        ====

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2000, the Fund held the following written call option contracts:

      SECURITY                                             CONTRACTS    VALUE
      ---------------------------------------------------  ---------  ---------
      Call 6 month 4.50%, Strike Price 6.84, 01/29/2001        1       $104,247
      Call 6 month 9.50%, Strike Price 6.56, 02/12/2001        1         40,006
      Call 6 month 9.50%, Strike Price 6.66, 04/17/2001        1         46,744
      UST 5.75% Call, Strike Price 105.14, 03/20/2001          1          7,648
      UST 6.13% Call, Strike Price 101.46, 01/25/2001          1          8,203
      UST 6.25% Call, Strike Price 108.56, 01/12/2001          1         11,749
      UST 6.25% Call, Strike Price 108.30, 03/19/2001          1         11,646
      FNMA 7.50% Call, Strike Price 101.60, 02/05/2001         1          2,769
                                                                       --------
      Total (premiums received $60,558)                                $233,012
                                                                       ========

      At December 31, 2000, the Fund had segregated sufficient securities for open written options contracts.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2000, the Fund held the following financials futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
         ---------------------------------------------  --------  ---------------  ---------------  ---------------
         U.S. 10 Year Note (6 contracts)                  Long        3/30/01        $  629,156         $10,253
         U.S. Long Bond (13 contracts)                    Long        3/30/01         1,360,125          42,019
                                                                                                        -------
                                                                                                        $52,272
                                                                                                        =======

      At December 31, 2000, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH GRADE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2000, the Fund had the following delayed delivery transactions outstanding:

      TYPE                          SECURITY                        SETTLEMENT DATE    PAYABLE AMOUNT
      ----     --------------------------------------------------   ---------------    --------------
      Buy      FHLMC Gold 30 Yr, 7.0%, 01/01/2031                      1/16/2001        $ 1,105,664
      Buy      FHLMC Gold 30 Yr, 7.0%, 01/01/2031                      1/16/2001          1,005,781
      Buy      FNMA (TBA), 6.5%, 01/01/2031                            1/16/2001            505,477
      Buy      FNMA (TBA), 6.5%, 01/01/2031                            1/16/2001          2,145,039
      Buy      FNMA (TBA), 8.0%, 01/01/2031                            1/16/2001          1,018,437
      Buy      FNMA (TBA), 7.5%, 01/01/2031                            1/16/2001          2,434,125
      Buy      FNMA (TBA), 6.5%, 03/01/2031                            3/13/2001          2,703,265
      Buy      FNMA (TBA), 8.0%, 03/31/2031                            3/13/2001          1,020,313
      Buy      FNMA (TBA), 8.0%, 03/31/2031                            3/13/2001            561,344
      Buy      FNMA (TBA), 6.5%, 03/31/2031                            3/13/2001            393,250
                                                                                        -----------
                                                                                        $12,892,695
                                                                                        ===========

                                                                                         RECEIVABLE
                                                                                           AMOUNT
                                                                                       --------------
      Sell     FNMA (TBA), 6.5%, 01/01/2031                            1/16/2001        $ 2,190,408
      Sell     FNMA (TBA), 8.0%, 01/01/2031                            1/16/2001          1,022,656
      Sell     FNMA (TBA), 6.5%, 01/01/2031                            1/16/2001            516,551
                                                                                        -----------
                                                                                        $ 3,729,615
                                                                                        ===========

(8)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $22,553.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish High Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish High Grade Bond Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   www.standishonline.com
                                   800.221.4795

                                                                          01-043